As filed with the Securities and Exchange Commission on November 3, 2015

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN QUALITY PREFERRED INCOME FUND 2

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.01 Par Value Per Share	50,000 Shares	$9.67(2)	$483,500	$48.69

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per common share on October 28, 2015.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

AND

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2015

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus as a holder of common shares of a Fund in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

•	(All Funds) the election of members of each Fund’s Board of Trustees (each, a “Board” or the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

•

(JTP and JHP) the reorganization of each of: (i) Nuveen Quality Preferred Income Fund (“Quality Preferred”); and (ii) Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3” and together with Quality Preferred, the “Target Funds” or each individually, a “Target Fund”) into Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”) (each, a “Reorganization” and together, the “Reorganizations”); and

•	(JPS) the issuance of additional common shares by the Acquiring Fund in connection with the Reorganizations.

Your Fund’s Board, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

The Board of each Target Fund and the Acquiring Fund has approved the Reorganizations. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s closed-end funds by creating fewer funds with greater scale and to better differentiate products by eliminating overlapping investment mandates of the funds. The proposed Reorganizations and investment mandate changes for the Acquiring Fund were recommended by Nuveen Fund Advisors in an effort to seek to enhance the combined fund’s yield, increase investor appeal and, in turn, improve secondary market trading prices of the common shares relative to net asset value. Nuveen Fund Advisors recommended, and the Board of the Acquiring Fund has approved the following: (1) certain changes to the non-fundamental investment policies of the Fund, which provide an expanded investment mandate with greater flexibility to invest in lower rated securities and

U.S. dollar denominated securities of foreign issuers; and (2) a change in the Acquiring Fund’s name to “Nuveen Preferred Securities Income Fund”. These changes, which do not require shareholder approval, will be implemented upon the closing of the Reorganizations. Spectrum Asset Management, Inc. (“Spectrum” or the “Sub-Adviser”) currently serves as the sub-adviser to each Fund and will continue to manage the investment of the Acquiring Fund’s portfolio as investment sub-adviser following the closing of the Reorganizations. See “How will the Acquiring Fund’s expanded investment mandate differ from the Funds’ current investment mandates?” below.

Q.	How will the Acquiring Fund’s expanded investment mandate differ from the Funds’ current investment mandates?

A.	Each Fund has adopted a non-fundamental investment policy requiring it to invest at least 80% of its managed assets in preferred securities, which may be changed by the Board without shareholder approval provided that shareholders receive 60 days’ prior written notice. This policy is not being changed. As of the date of this Joint Proxy Statement/Prospectus, each Fund has a non-fundamental policy requiring it to invest at least 65% of its managed assets in securities that, at the time of investment, are rated investment grade (BBB/Baa or better). Investment grade securities may include unrated securities judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. Each Fund also may invest up to 45% of its managed assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

Under the new investment mandate, the Acquiring Fund has changed its non-fundamental investment policies to: (i) decrease its minimum allocation to securities rated, at the time of investment, investment grade (BBB/Baa and above) to 50% of managed assets and (ii) eliminate the existing 45% limit on dollar denominated securities of foreign issuers. These changes are intended to provide the combined fund with the flexibility to take advantage of the evolution in the preferred securities markets since each Fund’s inception in 2002. The new investment mandate will take effect upon the closing of the Reorganizations and will replace the corresponding non-fundamental policies currently in effect. See page [•] of the Joint Prospectus/Proxy Statement.

The Acquiring Fund’s allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers may vary over time, consistent with its investment objectives and policies. However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated securities and U.S. dollar denominated securities of foreign issuers relative to the Funds’ historical allocations to such securities. The Acquiring Fund’s greater allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers is intended to result in potentially higher net earnings that may support higher common share distributions. However, investments in lower rated securities and U.S. dollar denominated securities of foreign issuers are subject to increased credit risk and foreign securities risk, respectively. See “Proposal No. 2—B. Risk Factors” on page [•] of the Joint Proxy Statement/Prospectus for a discussion of the risks associated with lower rated securities and page [•] with respect to foreign securities risk. In addition to the foregoing, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to historical levels of each Fund. See page [•] for a discussion of leverage risk.

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Proposals Regarding the Reorganizations

Q.	Why has each Fund’s Board recommended the Reorganization proposal(s)?

A.	As noted above, the Boards of the Funds have approved the Reorganizations as part of a broad initiative to restructure Nuveen’s closed-end funds to eliminate funds with overlapping investment mandates and to better differentiate Nuveen’s product offerings. The proposed Reorganization of each Target Fund into the Acquiring Fund, together with the investment policy changes with respect to the Acquiring Fund described above, are intended to create a combined fund with significantly greater scale and an expanded investment mandate, in an effort to enhance the combined fund’s yield, increase investor appeal and, in turn, enhance secondary market trading prices of the common shares relative to net asset value.

Q.	What are the anticipated benefits of the proposed Reorganizations and the adoption of an expanded investment mandate?

A.	Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Reorganizations and the expanded investment mandate of the combined fund may benefit shareholders in a number of ways, including, among other things:

•

The potential for higher net earnings, as a result of the Acquiring Fund’s greater investment flexibility and increased use of leverage, that may support higher common share distributions, and result in a more attractive yield, which may increase investor appeal and, in turn, enhance secondary market trading prices of common shares relative to net asset value;

•	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

•	Greater secondary market liquidity and ease of trading due to substantially more common shares outstanding; and

•	Lower effective management fee rate and operating expenses as a percentage of managed assets due to greater economies of scale resulting from the greater size of the combined fund.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund will be asked to vote on an Agreement and Plan of Reorganization. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations.

The investment policies of the Acquiring Fund being changed as part of the expanded investment mandate are non-fundamental and may be changed by the Board without shareholder approval. Accordingly, no shareholder vote is required for the Acquiring Fund to adopt the expanded investment mandate. The investment policy with respect to investing at least 80% of its managed assets in preferred securities may only be changed by the Board following the provision of 60 days’ prior written notice to such shareholders. This policy is not being changed.

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Q.	As a result of the Reorganizations, will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value, as of the close of trading on the business day immediately prior to the closing of the Reorganizations, of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held by its shareholders as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganizations. Following the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations, and thus, a reduced percentage of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that Target Fund shareholders will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganizations, except to the extent that a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes.

After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated preferred securities and U.S. dollar denominated securities of foreign issuers, among other things. To the extent that portfolio investments of the Acquiring Fund are before or sold after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations).

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual

iv

Meetings. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a standalone Fund. Because the investment policies of each Fund relevant to the expanded investment mandate recommended by Nuveen Fund Advisors (such as with respect to credit quality and securities of foreign issuers) are non-fundamental, and may be changed by the Board without shareholder approval, the Board may determine to approve investment mandate updates to each Fund individually, irrespective of the Reorganizations, if deemed to be in the best interests of a Fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. Fund shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. The total costs of the Reorganizations are estimated to be $1,810,000 and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $1,030,000 (0.09%) for the Acquiring Fund, $550,000 (0.09%) for Quality Preferred, and $230,000 (0.10%) for Quality Preferred 3 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions, which could apply as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations and the changes to the Acquiring Fund’s investment policies?

A.

If the requisite shareholder approvals are obtained and the other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about [•], 2016, or as soon as practicable thereafter. The changes to the Acquiring Fund’s non-fundamental investment policies necessary to implement the expanded investment mandate will take effect

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upon the closing of the Reorganizations. However, the repositioning of the Acquiring Fund’s portfolio, to take advantage of its expanded investment mandate, is expected to occur over time and will depend on market conditions.

Q.	How does each Fund’s Board recommend that shareholders vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 866-209-5784 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[•], 2015

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

AND

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY [•], 2016

To the Shareholders:

Notice is hereby given that an Annual Meeting of Shareholders (the “Annual Meeting”) of each Fund will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on January [•], 2016, at 2:00 p.m., Central time, for the following purposes:

1.	Election of Trustees. The common shareholders of each Fund voting to elect three (3) Class I board members. Board members Hunter, Stockdale and Stone are nominees for election.

2.	Agreement and Plan of Reorganization. The common shareholders of each of Nuveen Quality Preferred Income Fund and Nuveen Quality Preferred Income Fund 3 (each, a “Target Fund”) voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

For each Target Fund:

The common shareholders voting to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

The common shareholders voting to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of each Fund as of the close of business on October [•], 2015 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

2

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [•], 2015

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

AND

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[•], 2015

This Joint Proxy Statement/Prospectus is being furnished to common shareholders of Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), and Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3” and together with Quality Preferred, the “Target Funds” or each individually, a “Target Fund”), each a diversified, closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on January [•], 2016, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, a “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Funds are organized as Massachusetts business trusts. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [•], 2015. Shareholders of record of each Fund as of the close of business on October [•], 2015 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

Pursuant to this Joint Proxy Statement/Prospectus, common shareholders of the Funds are being solicited to vote on the following proposals:

Proposal No. 1.	(Each Fund) To elect three (3) Class I Board Members.

Proposal No. 2.	(Each Target Fund) To approve the Agreement and Plan of Reorganization.

Proposal No. 3.	(Acquiring Fund only) To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 1.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of each Fund as of the close of business on October [•], 2015 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional common share held.

As of October [•], 2015, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Acquiring Fund (JPS)	[	•]
Quality Preferred (JTP)	[	•]
Quality Preferred 3 (JHP)	[	•]

(1)	The common shares of the Funds are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE.

The Board of each Target Fund and the Acquiring Fund has approved the Reorganizations. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s closed-end funds by creating fewer funds with greater scale and to better differentiate products by eliminating overlapping investment mandates of the funds. The proposed Reorganizations and the investment mandate of the Acquiring Fund were recommended by Nuveen Fund Advisors in an effort to seek to enhance the combined fund’s yield, increase investor appeal and, in turn, improve secondary market trading prices of the common shares relative to net asset value. Nuveen Fund Advisors recommended, and the Board of the Acquiring Fund also approved: (1) certain changes to the non-fundamental investment policies of the Fund, which provide an expanded investment mandate with greater flexibility to invest in lower rated preferred securities and U.S. dollar denominated securities of foreign issuers; and (2) a change in the Acquiring Fund’s name to “Nuveen Preferred Securities Income Fund”. These changes, which do not require shareholder approval, will be implemented upon the closing of the Reorganizations. Spectrum Asset Management, Inc. (“Spectrum” or the “Sub-Adviser”) currently serves as sub-adviser to each Fund and will continue to manage the investment of the Acquiring Fund’s portfolio as investment sub-adviser following the closing of the Reorganizations.

Each Fund has adopted a non-fundamental investment policy requiring it to invest at least 80% of its Managed Assets in preferred securities, which may be changed by the Board without shareholder approval provided that shareholders receive 60 days’ prior written notice. This policy is not changing. Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of financial leverage through borrowing or other means. As of the date of this Joint Proxy Statement/Prospectus, each Fund has a non-fundamental policy requiring it to invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated investment grade (BBB/Baa or better). Investment grade securities may include unrated securities judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. Each Fund may also invest up to 45% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

Under the new investment mandate, the Acquiring Fund has changed its non-fundamental investment policies to: (i) decrease its minimum allocation to securities rated, at the time of investment, investment grade (BBB/Baa and above) to 50% of Managed Assets and (ii) eliminate the existing 45% limit on dollar denominated securities of foreign issuers. These changes are intended to provide the combined fund with the flexibility to take advantage of the evolution in the preferred securities markets since each Fund’s inception in 2002. The new investment mandate will take effect upon the closing of the Reorganizations and will replace the corresponding non-fundamental policies currently in effect.

The Acquiring Fund’s allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers may vary over time, consistent with its investment objectives and policies. However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated securities and U.S. dollar denominated securities of foreign issuers relative to the Funds’ historical allocations to such securities. The Acquiring Fund’s greater allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers is intended to result in potentially higher net earnings that may support higher common share distributions. However, investments in lower rated securities and U.S. dollar denominated securities of foreign issuers are subject to increased credit risk and foreign securities risk, respectively. See “Proposal No. 2—B. Risk Factors” on page [36] of the Joint Proxy Statement/Prospectus for a discussion of the risks associated with lower rated securities and page [•] with respect to foreign securities risk. In addition to the foregoing, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to historical levels of each Fund. See page [•] for a discussion of leverage risk.

The current and new investment policies set forth above are non-fundamental policies. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

The terms of the reorganization of each Target Fund into the Acquiring Fund are set forth in an Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund. The Agreement and Plan of Reorganization provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). The aggregate net asset value of the Acquiring Fund common shares as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of such time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund common shareholder in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund common shareholder entitled to receive such fractional shares will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. The Agreement and Plan of Reorganization may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following the Annual Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus, including the expanded investment mandate as also herein described.

With respect to the Reorganization of each Target Fund into the Acquiring Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the

Target Fund’s outstanding common shares. The affirmative vote of the holders of a majority of the outstanding common shares of the Acquiring Fund are required to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a standalone Fund. Because the investment policies of each Fund relevant to the expanded investment mandate recommended by Nuveen Fund Advisors (such as with respect to credit quality and securities of foreign issuers) are non-fundamental, and may be changed by the Board without shareholder approval, the Board may determine to approve investment mandate updates to each Fund individually, irrespective of the Reorganizations, if deemed to be in the best interests of a Fund.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(1)	the Statement of Additional Information relating to the proposed Reorganizations, dated [•], 2015 (the “Reorganization SAI”);

(2)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended July 31, 2015 (File No. 811-21137); and

(3)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund and the financial highlights for each Target Fund contained in the Fund’s Annual Report for the fiscal year ended July 31, 2015 (File Nos. 811-21082 and 811-21242, respectively.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “[•] Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

v

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Funds are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[•], 2015

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

AND

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(EACH FUND)

Pursuant to the organizational documents of each of the Funds, each a Massachusetts business trust, the Board is divided into three classes (Class I, Class II and Class III), to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

For each Fund:

Three (3) Board Members are to be elected by holders of common shares. Board Members Hunter, Stockdale and Stone have been designated as Class I Board Members and are nominees for election at the Annual Meeting to serve for a term expiring at the 2019 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Adams, Evans, Kundert, Nelson, Schneider, Schreier, and Toth are current and continuing Board Members. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members to serve for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans, Schneider and Schreier have been designated as Class III Board Members to serve for a term expiring at the 2018 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to continue to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s then-present Board.

For each Fund, Board Members Hunter, Stockdale, Stone and Stringer were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 3, 2013. Board Member Stringer has announced her intention to retire from the Board as of December 31, 2015. Consequently, her retirement will be effective prior to the Annual Meeting. Board Members Adams, Kundert, Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 11, 2014. Board Members Evans, Schneider and Schreier were last elected to each Fund’s Board as Class III Board members at the annual meeting of shareholders held on March 26, 2015.

Other than Messrs. Adams and Schreier (for all Funds), each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, the investment adviser to each Fund, and has never been an employee or director of Spectrum, Nuveen Investments, the Investment Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not “interested persons” of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Class III Board Member until 2018 Annual Shareholder Meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of MedAmerica Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2018 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	195	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting(3) Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; non-profit board member and former governance consultant; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987-2010) and Chair (1997- 2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195	None

Thomas S. Schreier, Jr.(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class III Board Member until 2018 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Director of Allina Health and a member of its Finance, Audit and Investment Committees; Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.

(3)	Ms. Stringer has announced her intention to retire from the Board as of December 31, 2015. She will continue to serve as a Class I Board Member until her retirement on December 31, 2015.
(4)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(5)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2014 is set forth in Appendix C. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2014 is also set forth in Appendix C. On December 31, 2014, Board Members and executive officers as a group beneficially owned approximately 2,100,000 shares of all funds managed by the Investment Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of December 31, 2014, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of December 31, 2014, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. Information regarding beneficial owners of more than 5% of any class of shares of any Fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Funds.”

Compensation

Effective January 1, 2015, Independent Board Members receive a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$4,652	$4,214	$4,139	$4,051	$4,716	$4,141	$4,280	$3,813	$4,683
Quality Preferred	2,337	2,117	2,079	2,035	2,369	2,078	2,150	1,915	2,352
Quality Preferred 3	889	805	791	774	901	791	818	729	895
Total Compensation from Nuveen Funds Paid to Board Members(2)	$316,080	$286,000	$305,850	$275,500	$353,138	$299,890	$287,819	$279,500	$313,964

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$476	$—	$4,139	$—	$4,716	$1,144	$2,122	$—	$2,141
Quality Preferred	239	—	2,079	—	2,369	573	1,066	—	1,076
Quality Preferred 3	91	—	791	—	901	219	406	—	409

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the fiscal year ended July 31, 2015 for services to the Nuveen open-end and closed-end funds advised by the Investment Adviser.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Investment Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Investment Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, who has served in such capacity since July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2015, the members of the Dividend Committee are William C. Hunter, Chair, Jack B. Evans, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2015, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix F. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. As of January 1, 2015, the Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Virginia L. Stringer, Chair, William C. Hunter, John K. Nelson and Judith M. Stockdale. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Investment Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix E.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix E. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV. Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to

September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson. Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients.

He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and, during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider. Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. He is a Director of Allina Health and a member of its Finance, Audit and Investment Committees. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale. Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company. Ms. Stringer joined the Board in 2011.

Terence J. Toth. Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by common shareholders voting as a single class, each such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to his or her election or thereafter in each case when his or her respective successor is duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of each Fund.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	88

Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services, of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Sherri A. Hlavacek 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President and Treasurer	Term: Annual Length of Service: Since 2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	196

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of October 1, 2015.

Shareholder Approval

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For purposes of determining whether shareholders of each Fund have approved the proposal to elect Board Members, abstentions and broker non-votes, if any, will be treated as shares present at the Annual Meeting for establishing a quorum, but that have not been voted. Consequently, abstentions and broker non-votes will have no effect on the election of Board Members.

Each Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. Each Fund may issue preferred shares in the future to increase the Fund’s leverage. In that event, such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares on unpaid. In each case, the remaining trustees would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of the nominees.

PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO

THE ACQUIRING FUND

(EACH TARGET FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices hereto and thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

Background and Reasons for the Reorganizations

The Boards of the Funds have approved the Reorganizations as part of a broad initiative to restructure Nuveen’s closed-end funds to eliminate funds with overlapping investment mandates and to better differentiate Nuveen’s product offerings. The proposed Reorganization of each Target Fund into the Acquiring Fund, together with the investment policy changes with respect to the Acquiring Fund described below, are intended to create a combined fund with significantly greater scale and an expanded investment mandate, in an effort to increase investor appeal and, in turn, improve secondary market trading prices of the common shares relative to net asset value.

Based on information provided by Nuveen Fund Advisors, the investment adviser to each Fund, each Fund’s Board believes that the proposed Reorganizations and the expanded investment mandate of the combined fund may benefit shareholders in a number of ways, including, among other things:

•

The potential for higher net earnings, as a result of the Acquiring Fund’s greater investment flexibility and increased use of leverage, that may support higher common share distributions, and result in a more attractive yield, which may increase investor appeal and, in turn, enhance secondary market trading prices of common shares relative to net asset value;

•	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

•	Greater secondary market liquidity and ease of trading due to substantially more common shares outstanding; and

•	Lower effective management fee rate and operating expenses as a percentage of Managed Assets due to greater economies of scale resulting from the greater size of the combined fund.

Each Fund has a non-fundamental investment policy requiring it to invest at least 80% of its Managed Assets in preferred securities which may be changed by the Board without shareholder approval provided that shareholders receive 60 days’ prior written notice. This policy is NOT being changed. Preferred securities include traditional preferred securities and non-traditional preferred securities including hybrid securities, contingent capital securities, and other securities regarded by the investment marketplace as preferred securities. As of the date of this Joint Proxy Statement/Prospectus, each Fund has a non-fundamental investment policy requiring it to invest at least 65% of its managed assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)), and securities that are unrated but judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade by Moody’s, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (such securities are called “split-rated securities”). Each Fund may invest up to 35% of its Managed Assets in below investment grade securities. Each Fund may also invest up to 45% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

At a meeting of each Fund’s Board held on October 18, 2015 (the “October Meeting”), the Acquiring Fund Board approved an expanded investment mandate for the Acquiring Fund to take effect upon the closing of the Reorganizations. Under the expanded investment mandate, the Acquiring Fund has changed its non-fundamental investment policies to: (i) decrease its minimum allocation to securities rated, at the time of investment, investment grade (BBB/Baa and above) to 50% of Managed Assets and (ii) eliminate the existing 45% limit on dollar denominated securities of foreign issuers. These changes are intended to provide the combined fund with the flexibility to take advantage of the evolution in the preferred securities markets, including a decreased supply of higher rated investments and increased issuance of non-traditional preferred securities since each Fund’s inception in 2002. The expanded investment mandate will take effect upon the closing of the Reorganizations and will replace the corresponding non-fundamental policies currently in effect. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Accordingly, shareholders are not being asked to approve these changes.

The Acquiring Fund’s allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers may vary over time, consistent with its investment objectives and policies. However, under the expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated securities and U.S. dollar denominated securities of foreign issuers relative to the Funds’ historical allocations to such securities. The Acquiring Fund’s greater allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers is intended to result in potentially higher net earnings that may support higher common share distributions. However, investments in lower rated securities and U.S. dollar denominated securities of foreign issuers are subject to increased credit risk and foreign securities risk, respectively. See “Proposal No. 2—B. Risk Factors” on page [•] of the Joint Proxy Statement/Prospectus for a discussion of the risks associated with lower rated securities and page [•] with respect to foreign securities risk. In addition to the foregoing, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to levels of each fund. See page [•] for a discussion of leverage risk.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers from various third parties must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of)

other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a standalone Fund. Because the investment policies of each Fund relevant to the expanded investment mandate recommended by Nuveen Fund Advisors (such as with respect to credit quality and securities of foreign issuers) are non-fundamental, and may be changed by the Board without shareholder approval, the Board may determine to approve investment mandate updates to each Fund individually, irrespective of the Reorganizations, if deemed to be in the best interests of a Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange, except to the extent a common shareholder of a Target Fund receives cash in lieu of a fractional Acquiring Fund common share. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Fund. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated preferred securities. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations).

Comparison of the Acquiring Fund and each Target Fund

General. The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	June 24, 2002	Massachusetts	business trust
Quality Preferred	April 24, 2002	Massachusetts	business trust
Quality Preferred 3	October 17, 2002	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	[•]	$0.01	None	None	NYSE
Quality Preferred	Unlimited	[•]	$0.01	None	None	NYSE
Quality Preferred 3	Unlimited	[•]	$0.01	None	None	NYSE

(1)	As of October [•], 2015.

Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE.

Investment Objectives and Policies.

The Funds have the same investment objectives. Each Fund’s primary investment objective is high current income consistent with capital preservation. Each Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Sub-Adviser believes are underrated or undervalued or (ii) sectors that the Sub-Adviser believes are undervalued. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through bank borrowings.

Each Fund has a non-fundamental investment policy that requires, under normal circumstances, that the Fund invest at least 80% of its Managed Assets in preferred securities.

Preferred securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative and can be passed or deferred, some without limitation. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; a Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. Each Fund’s portfolio of preferred securities consists of both fixed rate preferred and adjustable rate preferred securities.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing notes, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. Each Fund may invest in preferred securities of either segment.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected.

Each Fund may invest in all types of preferred securities including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board, and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term; and typically have a fixed liquidation (or “par”) value.

Non-traditional preferred securities include hybrid preferred securities, contingent capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting a Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determination may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structure securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Contingent convertible capital instruments (CoCos) are hybrid capital securities. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanism that absorbs losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms include conversion into common equity and principal write-down. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. There are other types of preferred and hybrid-preferred securities that offer loss absorption to the issuing entity but until now only CoCos have predetermined loss absorption mechanisms and triggers. Due to increased regulatory requirement for higher capital levels for financial institutions the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these preferred securities are certain exchange-traded listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

The preferred securities market continues to evolve. New securities are being developed and may come to market that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For the purposes of the Fund’s policy of investing at least 80% of its Managed Assets in preferred securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Under normal circumstances, each Fund invests at least 25% of its Managed Assets in securities of financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments, or real estate, including business development companies (“BDCs”) and REITs. For purposes of identifying companies in the financial services sector, the Funds use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (“GICS”)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company in the financial services sector, the Funds consider such company as in the financial services sector.

Under normal circumstances, each Fund currently invests at least 65% of its Managed Assets in securities that, at the time of investment, are rated within the four highest grades by at least one of the nationally recognized statistical rating organizations (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by the Investment Adviser or Sub-Adviser (i.e., investment grade). Investment grade securities include securities that, at the time of investment, are rated investment grade by at least one NRSRO and below investment grade by another NRSRO (sometimes called “split-rated”). Each Fund may currently invest up to 35% of its Managed Assets in securities rated below investment grade or that are unrated but judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. In addition, under normal circumstances, each Fund may currently invest up to 45% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets and invest up to 10% of its Managed Assets in illiquid securities. For purposes of identifying non-U.S. companies, the Funds use a Bloomberg classification, which employs various factors as described herein.

The foregoing credit quality policies apply only at the time a security is purchased, and each Fund is not required to dispose of a security in the event that a NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to the Reorganization SAI.

Each Fund may engage in hedging transactions from time to time. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to interest rates. Each Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase for which will not exceed 0.5% of its Managed Assets in any calendar quarter.

The Fund may also enter into interest rate swap transactions, including forward starting swaps, where the entire swap is scheduled to start at a later date, and deferred swaps in which the parties do not exchange payments until a future date.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, each Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly). Temporary defensive periods may have an adverse effect on a Fund’s ability to achieve its investment objectives.

Each Fund’s investment objectives and certain investment policies specifically identified in the Reorganization SAI as such are considered fundamental and may not be changed without shareholder approval. All of the other investment policies of each Fund, including as noted above, are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the shareholders. However, each Fund’s non-fundamental investment policies with respect to investing at least 80% of its Managed Assets in preferred securities may only be changed by the Board following the provision of 60 days’ prior written notice to shareholders.

Each Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of each Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Each Fund may utilize the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; (b) the issuance of preferred shares or other senior securities; and (c) engaging in reverse repurchase agreements and economically similar transactions. Each Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Currently, each Fund employs financial leverage through bank borrowings. Following the closing of the Reorganizations, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to the historical levels of each Fund. This may be achieved with increased bank borrowings, the issuance of debt securities, preferred shares, or any other form of permitted leverage.

The timing and terms of any leverage transaction is determined by a Fund’s Board, and may vary with prevailing market or economic conditions. Each Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. If the Fund issues preferred shares, such preferred shares, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

Credit Quality. A comparison of the credit quality (as a percentage of total long-term fixed income investments) of the portfolios of the Acquiring Fund and each Target Fund, as of July 31, 2015, is set forth in the table below. The information for the Acquiring Fund in the table below reflects the Acquiring Fund’s current investment mandate. Under the Acquiring Fund’s expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated preferred securities relative to the historical allocations to such securities of each Target Fund and the Acquiring Fund.

Credit Rating(1)	Acquiring Fund	Quality Preferred	Quality Preferred 3
AA	0.9%	0.1%	0.6%
A	17.3%	17.9%	16.6%
BBB	71.6%	69.8%	69.4%

Credit Rating(1)	Acquiring Fund	Quality Preferred	Quality Preferred 3
BB or lower	10.2%	12.2%	13.4%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below investment-grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Leverage. Each Fund may utilize the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; (b) the issuance of preferred shares or other senior securities; and (c) engaging in reverse repurchase agreements and economically similar transactions. Each Fund currently engages in leverage through bank borrowings. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below. Following the Reorganizations, it is expected that the Acquiring Fund will seek to incur additional leverage.

Acquiring Fund	2015	2014	2013
Asset Coverage Ratio(1)	352.10%	358.13%	345.11%
Regulatory Leverage Ratio(2)	28.40%	27.92%	28.98%
Effective Leverage Ratio(3)	28.40%	27.92%	28.98%

Quality Preferred	2015	2014	2013
Asset Coverage Ratio(1)	351.12%	357.25%	345.81%
Regulatory Leverage Ratio(2)	28.48%	27.99%	28.92%
Effective Leverage Ratio(3)	28.48%	27.99%	28.92%

Quality Preferred 3	2015	2014	2013
Asset Coverage Ratio(1)	353.58%	357.09%	344.74%
Regulatory Leverage Ratio(2)	28.28%	28.00%	29.01%
Effective Leverage Ratio(3)	28.28%	28.00%	29.01%

(1)	A Fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the Fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio.

Board Members and Officers. The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Fund’s investment adviser under an investment management agreement between the Investment Adviser and such Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has eleven (11) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth in the Reorganization SAI under “Management of the Funds.”

Pursuant to the Funds’ By-Laws, each Fund’s Board is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser. Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Investment Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected an independent third-party, Spectrum Asset Management, Inc. (previously defined as “Spectrum” or the “Sub-Adviser”), located at 2 High Ridge Park, Stamford, Connecticut 06905, to serve as sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Spectrum (the “Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Management Agreements”). Spectrum, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Principal Global Investors, LLC (“PGI”) is the sole direct owner of Spectrum. PGI is directly owned by Principal Life Insurance Company. Spectrum also is a registered broker-dealer and member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition, Spectrum is a member of the National Futures Association and is registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor.

Pursuant to the Sub-Advisory Agreement, Spectrum is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Spectrum retain the right to reallocate investment advisory responsibilities and fees between themselves in the future. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors currently pays Spectrum a fee, payable monthly, equal to [•]% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. The rate paid by Nuveen Fund Advisors to Spectrum will not change as a result of the proposed Reorganizations.

Unless earlier terminated as described below, each Fund’s Management Agreement will remain in effect until August 1, 2016. Each Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement may be terminated at any time, without penalty, by either party thereto upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended July 31, 2015, the effective management fee rates of the Acquiring Fund, Quality Preferred, and Quality Preferred 3, expressed as a percentage of average total daily Managed Assets (including assets attributable to leverage), were 0.83%, 0.85%, and 0.86%, respectively.

The current annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for Each Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Investment Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Investment Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of July 31, 2015, the complex-level fee rate for each Fund was 0.1639%. Because all Nuveen Funds pay the same complex-level fee rate, the rate paid by each Fund will not change as a result of the proposed Reorganizations.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and Sub-Advisory Agreement is included in the Fund’s Annual Report for the fiscal year ended July 31, 2015.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Spectrum is responsible for execution of specific investment strategies and day-to-day investment operations. Mark A. Lieb and L. Phillip Jacoby, IV are co-portfolio managers of the Funds and have served as portfolio managers of the Funds since 2002. Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Lieb and Mr. Jacoby will continue to manage the combined fund upon completion of the Reorganizations.

Mark A. Lieb is the Founder, President and Chief Executive Officer of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb holds a BA in Economics from Central Connecticut State College and an MBA in Finance from the University of Hartford.

L. Phillip Jacoby, IV, is an Executive Director and Chief Investment Officer of Spectrum. Mr. Jacoby joined Spectrum in 1995 as a Portfolio Manager and most recently held the position of Managing Director and Senior Portfolio Manager until his appointment as Chief Investment Officer on January 1, 2010, following the planned retirement of his predecessor. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and co-manager of the preferred stock portfolio of its U.S. Corporate Financing Division for six years. Mr. Jacoby began his career in 1981 with The Northern Trust Company, Chicago and then moved to Los Angeles to join E.F. Hutton & Co. as a Vice President and Institutional Salesman, Generalist Fixed Income Sales through most of the 1980s. Mr.  Jacoby holds a BSBA in Finance from the Boston University School of Management.

Comparative Risk Information

Each Fund is subject to various risks associated with investing primarily in a portfolio of preferred securities. These factors include limited voting rights, special redemption rights, payment deferral, subordination, liquidity, tax risk, regulatory risk, floating-rate and fixed-to-floating rate securities risk, and features of new types of preferred securities. The Funds are also subject to derivatives risk, which are risks related to hedging a Fund’s portfolio, including risks related to interest rate transactions and futures contracts and options. Counterparty and issuer risks exist when changes in the credit quality of companies that serve as a Fund’s counterparties in transactions supported by that company’s credit, or issuers of securities purchased by the Fund, may affect the value of the Fund’s portfolio. Non-U.S. securities risks relate to special risks not presented by investments in securities of U.S. companies, including less publicly available information; increased volatility of securities prices; the impact of economic, political, social, or diplomatic events; and possible seizure of a company’s assets. REIT risks are risks related to the REIT markets, including real estate market risks, management risk, concentration risk, and tax risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Each Fund is also subject to leverage and borrowing risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Each Fund is also subject to the risk of concentrating its investments in securities issued by financial services companies.

Under its expanded investment mandate, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated preferred securities and U.S. dollar denominated securities of foreign issuers relative to the historical allocations to such securities. Investments in lower rated securities and U.S. dollar denominated securities of foreign issuers are subject to increased credit risk and foreign securities risk. In addition, under its expanded investment mandate, it is expected that the Acquiring Fund will increase the amount of leverage used to achieve its investment objectives, in order to bring its leverage ratio more in line with peers, which may increase potential losses.

The principal risks of investing in each Fund are described in more detail below.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended July 31, 2015, except as described in footnote 1 below, and the pro forma expenses for the twelve (12) months ended July 31, 2015, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)(2)

	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund(3)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	1.16%	1.19%	1.20%	1.20%
Expenses Attributable to Leverage	0.40%	0.41%	0.40%	0.50	%(4)
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Other Expenses(5)	0.08%	0.09%	0.15%	0.08%

Total Annual Expenses	1.66%	1.71%	1.77%	1.80%

(1)	Annual Expenses (as a percentage of net assets applicable to common shares) are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended July 31, 2015 restated to exclude one-time expense reimbursements which decreased expenses for the period.
(2)	The purpose of the comparative fee table below, which is presented with the same adjustments and for the same period as the table above, is to assist you in understanding the impact of the Reorganizations on the Funds’ operating expenses, which do not include the Expenses Attributable to Leverage.

	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund
Operating Expenses (as a percentage of net assets applicable to common shares)
Management Fees	1.16%	1.19%	1.20%	1.20%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Other Expenses	0.08%	0.09%	0.15%	0.08%

Total Operating Expenses	1.26%	1.30%	1.37%	1.30%

(3)	The Pro Forma Combined Fund figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rate to the Pro Forma Combined Fund assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. The Pro Forma Combined Fund assumes additional borrowings of $189,200,000, which would result in a [X.XX%] leverage ratio for the Acquiring Fund following the Reorganizations. The Funds’ use of borrowings will increase the amount of management fees paid to the Investment Adviser and Sub-Adviser. Borrowing costs incurred in the future may be higher or lower. The Pro Forma Combined Fund expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $1,030,000 (0.09%) for the Acquiring Fund, $550,000 (0.09%) for Quality Preferred and $230,000 (0.10%) for Quality Preferred 3. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2015.
(4)	Expenses Attributable to Leverage for the Pro Forma Combined Fund was estimated based on the actual borrowing expenses incurred by the Funds during the twelve (12) months ended July 31, 2015, adjusted for the assumed additional borrowings of $189,200,000.
(5)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example: The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$17	$52	$90	$197
Quality Preferred	$17	$54	$93	$202
Quality Preferred 3	$18	$55	$95	$207
Pro Forma Combined Fund	$18	$57	$97	$212

Comparative Performance Information

Comparative total return performance for the Funds for periods ended July 31, 2015:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	5.47%	11.13%	4.11%	10.35%	10.71%	4.30%
Quality Preferred	6.17%	11.10%	3.67%	5.95%	9.42%	3.55%
Quality Preferred 3	6.37%	11.44%	4.02%	7.82%	9.63%	3.08%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to shares of the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Acquiring Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

The principal risks of investing in the Acquiring Fund are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations. An investment in a Target Fund is also generally subject to each of these principal risks. Due to the expanded investment mandate of the Acquiring Fund, the Acquiring Fund is subject to higher degrees of risk with respect to lower rated securities, U.S. dollar denominated securities of foreign issuers and leverage.

General Risks of Investing in the Acquiring Fund

Investment and Market Risk. An investment in the Acquiring Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of the Acquiring Fund represent an indirect investment in the securities owned by the Acquiring Fund. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable.

Market Discount from Net Asset Value. The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Acquiring Fund cannot predict whether its common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Acquiring Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for trading purposes.

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more securities in the Acquiring Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Acquiring Fund and its shareholders. Securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade securities. Also, to the extent that the rating assigned to a security in the Acquiring Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on the Acquiring Fund’s net asset value and the market value of its shares. In addition, the Acquiring Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Acquiring Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Acquiring Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade securities than the market for investment-grade securities. The prices quoted by different dealers for below-investment-grade securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Acquiring Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Acquiring Fund’s net asset value.

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the fixed-rate securities in the Acquiring Fund’s portfolio, such as preferred and debt securities, will decline in value because of increases in market interest rates. As interest rates decline, issuers of fixed-rate securities may prepay principal earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities and potentially reducing the Acquiring Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking-in a below market interest rate and reducing the Acquiring Fund’s value. In typical market interest rate environments, the prices of longer-term fixed-rate securities generally fluctuate more than prices of shorter-term fixed-rate securities as interest rates change. To the extent the Acquiring Fund invests in longer-term fixed-rate securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Acquiring Fund invested alternatively in shorter-term securities.

Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates. The Acquiring Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. There may be less governmental intervention in the securities markets in the near future. The negative impact on fixed-rate securities if interest rates increase as a result could negatively impact the Acquiring Fund’s net asset value.

Market Conditions. The 2007–2009 financial crisis in the United States and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Acquiring Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of issuers may be sensitive to market events, which may, in turn, adversely affect the marketability of the securities they issue. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007—2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if and when the Acquiring Fund invests the proceeds from matured, traded or called preferred securities or debt instruments at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ ability to pay dividends, market price or their overall returns.

Preferred and Hybrid Preferred Securities Risks. Preferred securities have some of the characteristics of both common stocks and bonds. Preferred securities, including hybrid preferred securities, are subject to certain risks, including:

•

Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company. Hybrid preferred security holders generally have no voting rights.

•

Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

•

Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Acquiring Fund owns a preferred security that is deferring its distribution, the Acquiring Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•

Credit and Subordination Risk. Credit risk is the risk that a security in the Acquiring Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Acquiring Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Acquiring Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•

Liquidity. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Acquiring Fund is carrying the securities on its books.

•

Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•

New types of securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Acquiring Fund reserves the right to invest in these securities if the Sub-Adviser believes that doing so would be consistent with the Acquiring Fund’s investment objective and policies. Since the market for these instruments would be new, the Acquiring Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Concentration and Financial Services Sector Risk. The preferred securities market is comprised predominately of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Acquiring Fund’s investment in securities issued by financial services companies makes the Acquiring Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•

financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Acquiring Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Acquiring Fund’s investments in these companies may lose significant value during such periods.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Contingent Capital Securities Risk. Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. A conversion event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Acquiring Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Acquiring Fund’s standing in a bankruptcy proceeding. Therefore CoCos are often rated below investment grade and are considered high yield.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Acquiring Fund losing a portion or all of its investment in such securities. In addition, the Acquiring Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value.

It will often be difficult to predict when, if at all, an automatic write-down or conversion event with respect to CoCos will occur. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Acquiring Fund’s yield, net asset value and/or market price may be adverse.

Leverage Risk. Leverage risk is the risk associated with the use of borrowings, the issuance of debt securities or preferred shares, or other form of leverage to leverage the Acquiring Fund’s portfolio. There can be no assurance that the Acquiring Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Acquiring Fund seeks to enhance potential common share earnings over time by borrowing, issuing debt securities or preferred shares or using other types of leverage that bear costs that are lower than the return of portfolio investments held by the Acquiring Fund. However, the Acquiring Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Acquiring Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, the Acquiring Fund provides no assurance that the use of leverage will result in a higher yield or return to shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on the Acquiring Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and the Acquiring Fund’s leverage costs fluctuate, the Acquiring Fund’s cost of leverage could exceed the return on portfolio securities held by the Acquiring Fund. Because of the costs of leverage, the Acquiring Fund may incur losses even if the Acquiring Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Acquiring Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. The Acquiring Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. Refinancing risk is the risk that the Acquiring Fund is unable to replace existing leverage at all or on favorable terms. If the Acquiring Fund is unable to replace its leverage upon a redemption of preferred shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. The Acquiring Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Acquiring Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to shareholders.

The Acquiring Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Acquiring Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if the Acquiring Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. The Acquiring Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices.

The Acquiring Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. See “—Other Investment Companies Risk.” In addition, the Acquiring Fund’s investments in leveraged investment companies magnify the Acquiring Fund’s leverage risk.

The amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Acquiring Fund uses financial leverage because the advisory fees are calculated based on the Acquiring Fund’s Managed Assets—this may create an incentive for the Investment Adviser and/or the Sub-Adviser to leverage the Acquiring Fund.

Tax Risk. The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Acquiring Fund to comply with the tax requirements applicable to regulated investment companies (“RICs,” each a “RIC”) if the tax characterization of the Acquiring Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. If the Acquiring Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

Derivatives Risk, including the Risk of Swaps. The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Acquiring Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Acquiring Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Acquiring Fund enters into a derivative transaction, it could lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and/or Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and/or Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected.

The Acquiring Fund may enter into debt-related derivatives instruments including interest rate and other swap contracts. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Furthermore, the derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio.

Derivatives Regulatory Risk. Future regulatory developments could impact the Acquiring Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Acquiring Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Acquiring Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Acquiring Fund or the ability of the Acquiring Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Acquiring Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Acquiring Fund engages in derivative transactions (for example, the Volcker Rule) could also prevent the Acquiring Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Acquiring Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Acquiring Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Acquiring Fund, restrict the Acquiring Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the U.S. Commodity Exchange Act of 1936 (the “CEA”) previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Acquiring Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Adviser and/or Sub-Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC. In the event the Adviser and/or Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Acquiring Fund, which may increase the Acquiring Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund might not be fully protected in the event of the Acquiring Fund’s clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Acquiring Fund with the clearing organization.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. The Acquiring Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Acquiring Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Acquiring Fund. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have in the past incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Non-U.S. Securities Risk. Investments in securities of non-U.S. companies involve special risks not presented by investments in securities of U.S. companies, including the following: less publicly available information about non-U.S. companies or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets may be smaller, less liquid and more volatile; potential adverse effects of fluctuations in controls on the value of the Acquiring Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events;

possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest; and withholding and other non-U.S. taxes may decrease the Acquiring Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its assets in companies located in one region and to the extent that the Acquiring Fund invests in securities of issuers in emerging markets. To the extent the Acquiring Fund invests in depositary receipts, the Acquiring Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. The Acquiring Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Acquiring Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

Risks of investing in emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may, in turn, diminish the value of the companies in those markets.

Hedging Risk. The Acquiring Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Acquiring Fund’s portfolio holdings or other factors. No assurance can be given that the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Acquiring Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The duration of the Acquiring Fund’s portfolio is not subject to any limits and therefore the portfolio may be very sensitive to interest rate changes.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of shares and the distributions can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

REIT Risk. The Acquiring Fund may invest in common stocks, preferred securities and convertible securities issued by REITs. As a result, the Acquiring Fund’s performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unit holders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unit holders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Acquiring Fund will fail to qualify for this pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Acquiring Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Acquiring Fund to the risks of investing in the securities held in such other investment company’s portfolio. In addition, the Acquiring Fund’s shareholders will bear their proportionate share of the fees and expenses of such other investment company in addition to the fees and expenses of the Acquiring Fund. The securities of other investment companies may also be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities will be diminished.

Illiquid Securities Risk. The Acquiring Fund may invest in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are any security which cannot be sold or disposed of in the ordinary course of business within seven (7) days at the approximate price at which the client account values the security and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Acquiring Fund is carrying the securities on its books.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. In addition, to the extent the Acquiring Fund invests in such securities, its potential for capital appreciation may be limited. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. The maximum potential liability of the issuers of some U.S. Government securities held by the Acquiring Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Although the U.S. Government has provided support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for certain preferred securities and debt securities trading. Preferred securities and debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain preferred securities and debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Acquiring Fund. As a result, the Acquiring Fund may be subject to the risk that when a preferred security or debt security is sold in the market, the amount received by the Acquiring Fund is less than the value of such preferred security or debt security carried on the Acquiring Fund’s books.

Reliance on Investment Adviser. The Acquiring Fund is dependent upon services and resources provided by the Investment Adviser (including in connection with its oversight of the Sub-Adviser), and therefore the Investment Adviser’s parent, Nuveen Investments. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness or to fund its other liquidity needs.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund, Nuveen Fund Advisors and/or Spectrum. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate, including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Acquiring Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving the shareholders of opportunities to sell their shares at a premium over the then current market price of the shares. See “Certain Provisions in the Declaration of Trust.”

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The Board of each Target Fund and the Acquiring Fund has approved the Reorganizations. Nuveen Fund Advisors, the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s closed-end funds by creating fewer funds with greater scale and to better differentiate products by eliminating overlapping investment mandates of the funds. The proposed Reorganizations and investment mandate changes for the Acquiring Fund were recommended by Nuveen Fund Advisors in an effort to seek to enhance the combined fund’s yield, increase investor appeal and, in turn, improve secondary market trading prices of the common shares relative to net asset value. Nuveen Fund Advisors recommended, and the Board of the Acquiring Fund has approved the following: (1) certain changes to the non-fundamental investment policies of the Fund, which provide an expanded investment mandate with greater flexibility to invest in lower rated preferred securities and U.S. dollar denominated securities of foreign issuers; and (2) a change in the Acquiring Fund’s name to “Nuveen Preferred Securities Income Fund”. These changes, which do not require shareholder approval, will be implemented upon the closing of the Reorganizations. Spectrum currently serves as the sub-adviser to each Fund and will continue to manage the investment of the Acquiring Fund’s portfolio as investment sub-adviser following the closing of the Reorganizations.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a standalone Fund. Because the investment policies of each Fund relevant to the expanded investment mandate recommended by Nuveen Fund Advisors (such as with respect to credit quality and securities of foreign issuers) are non-fundamental, and may be changed by the Board without shareholder approval, the Board may determine to approve investment mandate updates to each Fund individually, irrespective of the Reorganizations, if deemed to be in the best interests of a Fund.

Terms of the Reorganizations

General. The Agreement and Plan of Reorganization by and among the Acquiring Fund and each Target Fund (the “Agreement”), in the form attached as Appendix A, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to Target Fund common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund common shareholder entitled to receive such fractional shares will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about [•], 2016, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus, including the expanded investment mandate as also herein described. The repositioning of the Acquiring Fund’s portfolio to reflect its expanded investment policies is expected to occur over time and will depend on market conditions.

The aggregate net asset value, as of the Valuation Time (as defined below), of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. See “Proposal No. 2—Information About the Reorganizations—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to Target Fund common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the time of the Reorganization. As a result of the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations and thus, common shareholders will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities. If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions. Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than each Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately preceding the Reorganizations.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund common shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund of the proposals with respect to the Reorganization in this Joint Proxy Statement/Prospectus, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of such Reorganization(s). At the October Meeting, the Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

Over the past several months, the Investment Adviser has been evaluating the preferred securities closed-end fund market and, in particular, its preferred securities closed-end funds and their position in the market. As part of a broad initiative to restructure Nuveen’s closed-end funds to eliminate funds with overlapping investment mandates and to better differentiate Nuveen’s product offerings, the Board approved the Reorganizations. The Acquiring Fund and the Target Funds currently have the same investment objectives and are managed by the same portfolio managers. The Investment Adviser proposed the Reorganization of each Target Fund into the Acquiring Fund, together with the expanded investment mandate herein described, to create a combined fund with significantly greater scale and an expanded investment mandate in an effort to provide various benefits to shareholders as outlined in further detail below.

At the October Meeting and at a prior meeting, the Investment Adviser had made presentations, and the Boards had received a variety of materials relating to the proposed expanded investment mandate and Reorganizations, including the rationale therefore. Prior to approving the Reorganizations and related proposals, the independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in private sessions without management present. The Boards considered a number of principal factors presented at the time of the October Meeting or prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives;

•	consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees and total expenses;

•	the potential for improved secondary market trading with respect to the common shares;

•	the anticipated federal income tax-free nature of the Reorganizations;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	the expected increase in leverage;

•	the impact on Fund expenses; and

•	any potential benefits of the Reorganizations to the Investment Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks. The Boards noted that each Fund is a diversified closed-end fund. Based on the information presented, the Boards noted that the investment objectives of the Acquiring Fund and each Target Fund are the same.

The Boards recognized that each Fund has non-fundamental investment policies requiring it to invest at least 80% of its Managed Assets in preferred securities. At the October Meeting, the Boards approved a non-fundamental policy for each Fund requiring it to invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated investment grade (BBB/Baa or better). Both investment grade and below investment grade securities may include unrated securities judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. Each Fund may also, under normal circumstances, invest up to 45% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets. The Board also recognized that each Fund utilizes leverage.

However, the Board of the Acquiring Fund also adopted an expanded investment mandate of the Acquiring Fund which the Boards recognized will create some notable differences between the investment policies of the Acquiring Fund and the Target Funds relating to exposure to below-investment-grade securities and U.S. dollar denominated securities of foreign issuers.

More specifically, under the new investment mandate, the Acquiring Fund has changed its non-fundamental investment policies to: (i) decrease its minimum allocation to securities rated, at the time of investment, investment grade (BBB/Baa and above) to 50% of Managed Assets and (ii) eliminate the existing 45% limit on dollar denominated securities of foreign issuers. The Boards recognized that these changes are intended to provide the combined fund with the flexibility to take advantage of the evolution in the preferred securities markets since each Fund’s inception in 2002. The new investment mandate will take effect upon the closing of the Reorganizations and will replace the corresponding non-fundamental policies currently in effect. In addition, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to historical levels of each Fund.

Although the Funds have identical investment objectives, the Boards recognized that the expanded investment mandate of the Acquiring Fund will create some differences in investment risks in certain respects. The Boards noted that while the Acquiring Fund’s greater allocation to lower rated preferred securities and U.S. dollar denominated securities of foreign issuers and its anticipated increase in leverage is expected to result in potential for higher net earnings that may support higher common share distributions, the Acquiring Fund may also be exposed to increased credit risk, foreign securities risk, and leverage risk, respectively.

In addition to evaluating the compatibility of the investment strategies and related risks, the Boards considered the portfolio composition of each Fund and the impact of the Reorganizations and restructuring on each Fund’s portfolio, including the shifts in credit quality as well as any shifts in yield, leverage and leverage costs. The Boards also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund, including the secondary market trading of its shares. If the Reorganizations are approved, the Acquiring Fund is also expected to buy and sell a portion of its portfolio investments to take advantage of its ability to hold a greater percentage of lower-rated preferred securities and U.S. dollar denominated securities of foreign issuers and will incur transaction costs. The Boards considered the potential for related gains and losses of such transactions.

In evaluating the Reorganizations and related proposals, the Boards considered the anticipated benefits that the Reorganizations and expanded investment mandate of the Acquiring Fund were intended to provide to shareholders including, among other things, (a) the potential for higher net earnings, as a result of the Acquiring Fund’s greater investment flexibility and increased use of leverage that may support higher common share distributions, and result in a more attractive yield, which may increase investor appeal and, in turn, enhance secondary market trading prices of common shares relative to net asset value; (b) increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund; (c) greater secondary market liquidity and ease of trading due to substantially more common shares outstanding; and (d) lower effective management fee rate and operating expenses as a percentage of on Managed Assets, due to greater economies of scale resulting from the greater size of the combined fund.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser and sub-adviser. The portfolio managers of the Acquiring Fund are also the portfolio managers of each Target Fund. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser and investment objectives; however, the Acquiring Fund will be following the new expanded investment mandate as noted above.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses. The Boards considered the fees and expense ratios of each of the Funds, including the estimated expenses of the Acquiring Fund following the Reorganizations, the costs of leverage among the Funds and the impact of the Reorganizations on such costs. The Boards recognized that the contractual fee rate of the Investment Management Agreement of each Fund is the same and that the Sub-advisory fee rate paid by the Investment Adviser to the Sub-Adviser will not change as a result of the Reorganizations.

Potential for Improved Secondary Market Trading with Respect to the Common Shares. While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to increase investor appeal which may enhance secondary market trading prices of the common shares relative to net asset value as well as provide greater secondary market liquidity and ease of trading due to substantially more common shares outstanding.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards. The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations. The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Funds. The Boards noted that the allocation of the costs of the Reorganizations would be based on the relative expected benefits of the Reorganizations and the expanded investment mandate of the combined fund, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to Target Fund common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, Target Fund common shareholders will receive cash.

Effect on Shareholder Rights. The Boards considered that each of the Funds is organized as a Massachusetts business trust. In this regard, there will be no change to shareholder rights under state statutory law.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganizations may result in some benefits and economies for the Investment Adviser and its affiliates. Such benefits may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion. Each Board, including the independent Board Members, approved the Reorganization(s) involving its Fund, concluding that such Reorganization(s) are in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the capitalization of the Funds as of July 31, 2015, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.92824012 common shares of the Acquiring Fund issued for each common share of Quality Preferred, and approximately 0.97425346 common shares of the Acquiring Fund issued for each common share of Quality Preferred 3. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments		Pro Forma Combined Fund(1)
Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 120,393,013 shares outstanding for Acquiring Fund; 64,658,447 shares outstanding for Quality Preferred; 23,670,657 shares outstanding for Quality Preferred 3; and 203,472,710 shares outstanding for Pro Forma Combined Fund	$1,203,930	$646,584	$236,707	$(52,494	)(2)	$2,034,727
Paid-in surplus	1,688,438,242	882,069,020	328,993,560	(1,757,506	)(3)	2,897,743,316
Undistributed (Over-distribution of) net investment income	10,224,717	4,315,676	68,277	(5,419,570	)(4)	9,189,100
Accumulated net realized gain (loss)	(622,023,039)	(343,774,042)	(122,698,452)	—		(1,088,495,533)
Net unrealized appreciation (depreciation)	96,414,946	46,866,358	19,087,525	—		162,368,829

Net assets attributable to common shares	$1,174,258,796	$590,123,596	$225,687,617	$(7,229,570)		$1,982,840,439

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$9.75	$9.13	$9.53			$9.74

Authorized shares:
Common	Unlimited	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of July 31, 2015, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about [•], 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	Assumes the issuance of 60,018,404 and 23,061,293 Acquiring Fund common shares in exchange for the net assets of Quality Preferred and Quality Preferred 3, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of July 31, 2015, adjusted for estimated Reorganization costs and the effect of distributions, where applicable.
(3)	Includes the impact of estimated total Reorganization costs of $1,810,000, which will be borne by the Acquiring Fund, Quality Preferred, and Quality Preferred 3 in the amounts of $1,030,000, $550,000, and $230,000, respectively.
(4)	Assumes that Quality Preferred and Quality Preferred 3 make net investment income distributions of $4,694,255 and $725,315, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $1,810,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganizations. Reorganization expenses have been or will be reflected in each Fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganizations. These estimated expenses will be borne by the Acquiring Fund, Quality Preferred, and Quality Preferred 3 in the amounts of $1,030,000 (0.09%), $550,000 (0.09%), and $230,000 (0.10%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2015).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Investment Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of [$2,500] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Taxable dividends and distributions are subject to federal income tax whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of July 31, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Quality Preferred	Quality Preferred 3
Expires July 31, 2017	$277,312,489	$170,727,594	$74,350,645
Expires July 31, 2018	317,825,546	164,307,763	47,045,512
Expires July 31, 2019	10,696,373	3,371,042	15,796
Not subject to expiration	—	—	—

Total	$605,834,408	$338,406,399	$121,411,953

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Net capital losses of the Funds from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments before or after the Reorganizations, including any sales made to take advantage of its ability to hold a greater percentage of lower rated preferred securities and U.S. dollar denominated securities of foreign issuers, the Acquiring Fund may recognize gains or losses, which also may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations). As a result, shareholders of a Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The closing of each Reorganization is contingent upon the closing of both of the Reorganizations. The closing of each Reorganization is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers from various third parties, must also be obtained. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s Declaration of Trust are substantially similar to the provisions of each Target Fund’s Declaration of Trust, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s Declaration of Trust is on file with the SEC and may be obtained as described on page [•].

The Acquiring Fund’s Declaration of Trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Description of Massachusetts Business Trusts.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent either in writing or by telephone. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

The brokerage charge for reinvestment of your dividends or distributions in common shares will be paid by the Fund. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (1) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (2) the high and low net asset values of the common shares, and (3) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price				Net Asset Value				Premium/(Discount)
Fiscal Quarter Ended	High		Low		High		Low		High	Low
October 2015	$	[•]	$	[•]	$	[•]	$	[•]	[• ]%	[• ]%
July 2015		$9.26		$8.26		$9.97		$9.69	(6.87)%	(14.85)%
April 2015		$9.42		$9.11		$10.06		$9.88	(5.24)%	(8.40)%
January 2015		$9.36		$8.90		$9.96		$9.80	(5.36)%	(9.77)%
October 2014		$9.03		$8.61		$10.02		$9.83	(9.15)%	(12.49)%
July 2014		$9.13		$8.85		$10.00		$9.80	(8.47)%	(10.57)%
April 2014		$8.91		$8.35		$9.80		$9.34	(8.52)%	(11.16)%
January 2014		$8.42		$7.86		$9.38		$9.13	(9.95)%	(14.75)%
October 2013		$8.46		$7.84		$9.42		$9.07	(9.74)%	(14.13)%
July 2013		$9.87		$8.21		$10.02		$9.30	(1.50)%	(11.72)%
April 2013		$9.70		$9.30		$9.91		$9.67	(1.44)%	(4.80)%
January 2013		$9.57		$8.48		$9.72		$9.42	0.10%	(9.98)%
October 2012		$9.65		$9.22		$9.56		$9.14	5.14%	(2.72)%

	Quality Preferred
	Market Price				Net Asset Value				Premium/(Discount)
Fiscal Quarter Ended	High		Low		High		Low		High	Low
October 2015	$	[•]	$	[•]	$	[•]	$	[•]	[• ]%	[• ]%
July 2015		$8.55		$7.80		$9.31		$9.06	(8.16)%	(13.91)%
April 2015		$8.75		$8.41		$9.39		$9.21	(6.32)%	(9.28)%
January 2015		$8.58		$8.06		$9.33		$9.14	(7.14)%	(12.01)%
October 2014		$8.43		$7.90		$9.37		$9.19	(9.60)%	(14.41)%
July 2014		$8.53		$8.25		$9.37		$9.18	(8.68)%	(10.63)%
April 2014		$8.32		$7.81		$9.18		$8.71	(8.99)%	(10.95)%
January 2014		$7.87		$7.40		$8.76		$8.55	(9.53)%	(13.95)%
October 2013		$7.93		$7.38		$8.87		$8.52	(10.22)%	(13.89)%
July 2013		$9.35		$7.83		$9.46		$8.76	(0.85)%	(11.00)%
April 2013		$9.21		$8.85		$9.33		$9.13	0.00%	(3.91)%
January 2013		$9.08		$7.99		$9.18		$8.82	(0.98)%	(9.41)%
October 2012		$9.00		$8.62		$8.95		$8.63	2.18%	(3.58)%

	Quality Preferred 3
	Market Price				Net Asset Value				Premium/(Discount)
Fiscal Quarter Ended	High		Low		High		Low		High	Low
October 2015	$	[•]	$	[•]	$	[•]	$	[•]	[• ]%	[• ]%
July 2015		$8.68		$8.01		$9.69		$9.44	(10.42)%	(15.17)%
April 2015		$8.76		$8.53		$9.78		$9.59	(9.23)%	(11.70)%
January 2015		$8.72		$8.33		$9.69		$9.53	(9.54)%	(12.77)%
October 2014		$8.60		$8.20		$9.72		$9.54	(11.25)%	(14.32)%
July 2014		$8.68		$8.43		$9.71		$9.53	(9.86)%	(12.64)%
April 2014		$8.53		$7.98		$9.53		$9.07	(9.83)%	(12.12)%
January 2014		$8.07		$7.60		$9.12		$8.89	(10.79)%	(14.67)%
October 2013		$8.24		$7.71		$9.15		$8.83	(9.95)%	(12.98)%
July 2013		$9.39		$8.01		$9.74		$9.01	(3.41)%	(11.24)%
April 2013		$9.30		$8.91		$9.63		$9.40	(2.97)%	(6.01)%
January 2013		$9.23		$8.24		$9.45		$9.12	(2.33)%	(9.65)%
October 2012		$9.42		$8.85		$9.26		$8.82	5.86%	(4.43)%

On [•], 2015, the closing sale prices of the Acquiring Fund, Quality Preferred, and Quality Preferred 3 common shares were $[•], $[•], and $[•], respectively. These prices represent discounts to net asset value for the Acquiring Fund, Quality Preferred, and Quality Preferred 3 of ([•])%, ([•])%, and ([•])%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s operative documents.

General

A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for each of the Funds contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust for each of the Funds contains such provisions.

The Funds

Each of the Funds is organized as a Massachusetts business trust and is governed by its Declaration of Trust and By-Laws. Under the Declaration of Trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting. The Declaration of Trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the Declaration of Trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The By-Laws of Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The Declaration of Trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and By-Laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the Declaration of Trust.

Election and Removal of Trustees. The Declaration of Trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the Declaration of Trust also provides that vacancies on the

Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares. Under the Declaration of Trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes. The Declaration of Trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust. Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the Declaration of Trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the Declaration of Trust may require voting by class.

Shareholder, Trustee and Officer Liability. The Declaration of Trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

The Funds have the same investment objectives. Each Fund’s primary investment objective is high current income consistent with capital preservation. Each Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities through investment in securities by investing in (i) securities that the Sub-Adviser believes are underrated or undervalued or (ii) sectors that the Sub-Adviser believes are undervalued. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through bank borrowings.

Each Fund currently has adopted a non-fundamental investment policy requiring it to invest at least 80% of its Managed Assets in preferred securities, which may be changed by the Fund’s Board without shareholder approval provided that shareholders receive 60 days’ prior written notice. This policy is not being changed. As of the date of this Joint Proxy Statement/Prospectus, each Fund has a non-fundamental policy requiring it to invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated investment grade (BBB/Baa or better). Investment grade securities may include unrated securities judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. Currently, each Fund also may invest up to 45% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

Under the new investment mandate, the Acquiring Fund has changed its non-fundamental investment policies to: (i) decrease its minimum allocation to securities rated, at the time of investment, investment grade (BBB/Baa and above) to 50% of Managed Assets and (ii) eliminate the existing 45% limit on dollar denominated securities of foreign issuers. These changes are intended to provide the combined fund with the flexibility to take advantage of the evolution in the preferred securities markets since each Fund’s inception in 2002. The new investment mandate will take effect upon the closing of the Reorganizations and will replace the corresponding non-fundamental policies currently in effect. In addition, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to historical levels of each Fund.

The Acquiring Fund’s allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers may vary over time, consistent with its investment objectives and policies. However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated securities and U.S. dollar denominated securities of foreign issuers relative to the Funds’ historical allocations to such securities. The Acquiring Fund’s greater allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers, as well as the increased use of leverage, is intended to result in potentially higher net earnings that may support higher common share distributions. However, investments in lower rated securities and U.S. dollar denominated securities of foreign issuers, as well as the increased use of leverage, are subject to increased credit risk, foreign securities risk and leverage risk, respectively.

The foregoing credit quality policies apply only at the time a security is purchased, and each Fund is not required to dispose of a security in the event that a NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to the Reorganization SAI.

Under normal circumstances, each Fund invests at least 25% of its Managed Assets in securities of financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments, or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Funds use industry classifications such as those provided by MSCI and Standard & Poor’s GICs, Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Funds consider such company as “in” the financial services sector.

Each Fund may engage in hedging transactions from time to time. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to interest rates. Each Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase for which will not exceed 0.5% of its Managed Assets in any calendar quarter.

The Fund may also enter into interest rate swap transactions, including forward starting swaps, where the entire swap is scheduled to start at a later date, and deferred swaps in which the parties do not exchange payments until a future date.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, each Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly). Temporary defensive periods may have an adverse effect on a Fund’s ability to achieve its investment objectives.

Each Fund’s investment objectives and certain investment policies specifically identified in the Reorganization SAI as such are considered fundamental and may not be changed without shareholder approval. All of the other investment policies of each Fund, including as noted above, are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the outstanding shareholders. However, each Fund’s non-fundamental investment policy with respect to investing at least 80% of its Managed Assets in preferred securities may only be changed by the Board following the provision of 60 days’ prior written notice to such shareholders.

Each Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of each Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Each Fund may utilize the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; (b) the issuance of preferred shares or other senior securities; and (c) engaging in reverse repurchase agreements and economically similar transactions. Each Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Currently, each Fund employs financial leverage through bank borrowings. Following the closing of the Reorganizations, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to each Fund’s historical leverage levels. This may be achieved with increased bank borrowings, the issuance of preferred shares or any other form of permitted leverage. The timing and terms of any leverage transaction is determined by the Board, and may vary with prevailing market or economic conditions. Each Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. If the Fund issues preferred shares, such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

Portfolio Investments

Each Fund’s portfolio will be composed principally of the investments described below.

Preferred Securities. The Acquiring Fund invests in preferred securities. The Acquiring Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board, and at times approval by regulators and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term; and typically has a fixed liquidation (or “par”) value.

The term “preferred securities” also includes hybrid-preferred securities. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Acquiring Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structure securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Contingent convertible capital instruments (CoCos) are hybrid capital securities. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanism that absorbs losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms include conversion into common equity and principal write-down. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. There are other types of preferred and hybrid-preferred securities that offer loss absorption to the issuing entity but until now only CoCos have predetermined loss absorption mechanisms and triggers. Due to increased regulatory requirement for higher capital levels for financial institutions the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative and can be passed or deferred some without limitation. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies.

The preferred securities market continues to evolve. New securities are being developed and may come to market that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security.

Preferred securities may either trade over-the-counter (“OTC”), or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Acquiring Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par securities (including $25 par debt securities) that are listed on the NYSE and trade on a “flat” basis (i.e., quoted with any accrued dividend or interest income included in the market price). The institutional segment is typified by $1,000 par value OTC securities traded on a “clean” basis (i.e., quoted without accrued divided or interest income included in the market price).

Other Equity Securities. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Acquiring Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Acquiring Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs).

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics that provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening a Fund’s standing in bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Acquiring Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Non-U.S. Companies. The Acquiring Fund may invest in dollar-denominated securities of non-U.S. companies through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying non-U.S. companies, the Acquiring Fund will use a Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue, and (iv) the company’s reporting currency. The Acquiring Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Acquiring Fund may invest in dollar-denominated securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives. The Acquiring Fund may enter into certain derivative transactions, such as interest rate swaps, as a hedging technique to (i) manage the Acquiring Fund’s effective interest rate exposure and (ii) attempt to protect itself from borrowing interest expenses resulting from increasing short-term interest rates or increasing preferred share dividends (if such shares are issued in the future). The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. There is no assurance that these derivative strategies will be available at any time or that the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

U.S. Treasury and U.S. Government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Acquiring Fund, the Acquiring Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Short-Term Investments

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan

Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s, or Fitch and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Cash Equivalents and Short-Term Investments. During temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, are being invested, the Acquiring Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Acquiring Fund may invest directly).

Illiquid Securities

The Acquiring Fund may invest in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Acquiring Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Acquiring Fund’s Board has delegated to the Investment Adviser and the Sub-Adviser, the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Acquiring Fund’s Board has directed the Investment Adviser and the Sub-Adviser to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Acquiring Fund’s use of leverage through borrowings or the issuance of preferred shares, the Acquiring Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Acquiring Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Acquiring Fund a variable rate payment that is intended to approximate the Acquiring Fund’s variable rate payment obligation on preferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Acquiring Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Acquiring Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Acquiring Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Acquiring Fund’s common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counterparty that Spectrum believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Spectrum will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares.

The Acquiring Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

Segregation of Assets

As a closed-end investment companies registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Investment Adviser and/or the Sub-Adviser will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Other Investment Companies

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Acquiring Fund may invest directly, or short-term debt securities. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in “Proposal No. 2—B. Risk Factors” on page [•] of the Joint Proxy Statement/Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

No Inverse Floating Rate Securities

The Acquiring Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate. The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Acquiring Fund’s investment objectives. Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances.

Repurchase Agreements. As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. For information relating to the allocation of taxable income between common shares and preferred shares. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other OID Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

The Board of each Fund recommends that shareholders vote FOR the approval of the Reorganization(s).

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES

OF ACQUIRING FUND

(ACQUIRING FUND ONLY)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares to each of Quality Preferred and Quality Preferred 3. Subject to notice of issuance, the Acquiring Fund will list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares due to, among other reasons, the increased size of the combined fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 2—Information About the Reorganizations—Reasons for the Reorganizations.”

The aggregate net asset value, as of the Valuation Time, of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to Target Fund common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund common shareholder entitled to receive such fractional shares will receive cash in an amount equal to a pro-rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. It is expected that no gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. If shareholders of the Funds approve the Reorganizations, prior to the closing of the Reorganizations, each of the Target Funds is expected to sell certain securities in its portfolio. Such sales are expected to be less than [5%] of the assets of each Target Fund. To the extent that portfolio securities of a Target Fund are sold prior to the closing of the Reorganizations, such Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Fund. After the closing of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio over time to take advantage of its ability to hold a greater percentage of lower rated preferred securities and U.S. dollar denominated securities of foreign issuers. To the extent that portfolio investments of the Acquiring Fund are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations).

The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement/Prospectus, including the expanded investment mandate as also herein described. As set forth in Proposal No. 2, the Board of the Acquiring Fund also approved certain changes to the non-fundamental investment policies of the Acquiring Fund. While the expanded investment mandate is intended to provide the potential for increased returns, it is also expected to increase credit risk, lower-rated securities risk, and foreign securities risk, among other things. See Proposal No. 1 beginning at page [•] of the Joint Proxy Statement/Prospectus for a complete discussion of the Acquiring Fund’s investment mandate following the Reorganization.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (1) the broker or nominee does not have discretionary voting power and (2) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions, including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote FOR the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the Declaration of Trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s Declaration of Trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s Declaration of Trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See the Reorganization SAI under “Management of the Funds.”

The provisions of the Acquiring Fund’s Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the

Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund has preferred shares outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), if any, and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent and Dividend Disbursing Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Acquiring Fund’s dividends paid to shareholders that are attributable to such income should be treated as taxable dividends. Dividends paid out of the Acquiring Fund’s investment company taxable income (which includes dividends the Acquiring Fund receives, interest income and net short-term capital gain) will generally be taxable to shareholders as ordinary income, except as described below with respect to qualified dividend income. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the dividends-received deduction available to corporate shareholders. Taxable distributions are taxable whether or not such distributions are reinvested in the Acquiring Fund. Dividend distributions may be subject to state and local taxation, depending on a shareholder’s situation.

If the Acquiring Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a shareholder’s tax basis in its shares of the Acquiring Fund, and thereafter as capital gain. Upon a sale of shares of the Acquiring Fund, the amount, if any, by which the sales price exceeds the basis in the shares of the Acquiring Fund is gain subject to federal income tax. Because a return of capital reduces basis in the shares of the Acquiring Fund, it will increase the amount of gain or decrease the amount of loss on a shareholder’s subsequent disposition of the shares of the Acquiring Fund.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund, potentially requiring the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to RICs under the Code.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower-rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is not possible to determine the Acquiring Fund’s effective rate of foreign tax in advance since the amount of the Acquiring Fund’s assets to be invested in various foreign countries is not known. The payment of such taxes will reduce the Acquiring Fund’s return on such investments. If more than 50% of the Acquiring Fund’s assets are invested in foreign securities at the end of a taxable year, the Acquiring Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund subject to certain limitations. If the Acquiring Fund makes this election, shareholders will be required to include their share of those taxes in gross income as a distribution from the Acquiring Fund. If the Acquiring Fund does not make the election, the net investment income of the Acquiring Fund will be reduced by the foreign taxes paid by the Acquiring Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Acquiring Fund.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement will be passed upon by Morgan, Lewis & Bockius LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the fiscal year ended July 31, 2015 are incorporated herein. The financial statements as of and for the fiscal year ended July 31, 2015 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal year ended July 31, 2015, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective September 30, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the fiscal years ended prior to July 31, 2015, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to July 31, 2015 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

GENERAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Meeting.

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of the Acquiring Fund as of [•], 2015 and of each Target Fund as of [•], 2015.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	[•]
Quality Preferred:
Common shares	Unlimited	—	[•]
Quality Preferred 3:
Common shares	Unlimited	—	[•]

The common shares of the Acquiring Fund are listed and trade on the NYSE under the ticker symbol JPS. The common shares of Quality Preferred, and Quality Preferred 3 are listed and trade on the NYSE under the ticker symbols JTP and JHP, respectively. Upon the closing of the Reorganizations, it is expected that the Acquiring Fund will continue the listing of its common shares on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of [•], the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Acquiring Fund on or before [•], 2015 and with respect to each Target Fund on or before [•], 2015. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of [•], 2015 for the Acquiring Fund and as of [•], 2015 for each Target Fund.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Estimated Pro Forma for Combined Fund
Acquiring Fund—
Common Shares
Quality Preferred—
Common Shares
Quality Preferred 3—
Common Shares

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of July 31, 2015 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

As noted, each Fund’s Board has appointed KPMG as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. KPMG has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Investment Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

Audit and Related Fees. The following table provides the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Investment Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Investment Adviser Entities”).

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$26,250	$25,500	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Quality Preferred	26,250	25,500	0	0	0	0	0	0	0	0	0	0	0	0
Quality Preferred 3	26,250	25,500	0	0	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years. Less than 50 percent of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fund	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$0	$0	$0	$0	$0	$0	$0	$0
Quality Preferred	0	0	0	0	0	0	0	0
Quality Preferred 3	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Investment Adviser and Investment Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Investment Adviser and Investment Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Investment Adviser and Investment Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Investment Adviser, affiliated persons of the Investment Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Investment Adviser and affiliated persons of the Investment Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the

Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Target Funds.”

Expenses of Proxy Solicitation

Each Fund will pay all costs associated with holding its Annual Meeting to elect Trustees. Shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Otherwise, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies paid by the Funds will be divided pro rata among the Funds based on the projected net benefit and cost savings to each Fund. The total costs of the Reorganizations, which include the cost of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Joint Proxy Statement/Prospectus and all other costs in connection with the solicitation of proxies, are estimated to be $1,810,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $1,030,000 (0.09%) for the Acquiring Fund, $550,000 (0.09%) for Quality Preferred, and $230,00 (0.10%) for Quality Preferred 3 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended July 31, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations and the Acquiring Fund’s expanded investment mandate, including forecasted increases to net earnings, improvements in the secondary trading market for common shares and operating expense savings, if any, to each Fund following the Reorganizations. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Investment Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2017 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2017 annual meeting or the tenth business day following the date the 2017 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2017 annual meeting of shareholders in [•] 2017. If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2017 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2017 annual meeting of shareholders, expected to be held in [•] 2017.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen

Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is July 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on January [•], 2016.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement/Prospectus. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•], 2015, by and among Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”) and each of Nuveen Quality Preferred Income Fund (“Quality Preferred” or a “Target Fund”) and Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3” or a “Target Fund” and, together with Quality Preferred, the “Target Funds”), each a Massachusetts business trust. The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all the Acquiring Fund Common Shares received by the Target Fund to the holders of common shares of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Trustees of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to such Target Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. With respect to each Reorganization, the foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the dividend(s) set forth in Section 8.5.

Each Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objectives, policies and/or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing; provided, however, that if both Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of its Reorganization as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the dividend(s) set forth in Section 8.5.

1.4        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) each Target Fund will distribute in complete liquidation of such Target Fund, pro rata to its common shareholders of record (the “Target Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the

Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)); and (b) each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distributions will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Shareholder, such shareholder’s pro-rata share of the Acquiring Fund Common Shares received by such Target Fund and by paying to Target Fund Shareholders any Interim Dividends on such transferred shares. All issued and outstanding common shares of each Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Common Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of a Target Fund’s common shares on the books of such Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing and the payment of all dividend(s) pursuant to Section 8.5.

1.8        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of such Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the

New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of any such fractional shares, Target Fund Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing will occur on [•], 2016, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund will cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        With respect to its common shares, each Target Fund will issue and deliver or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares, and the number and percentage ownership of outstanding common shares.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares, to issue and deliver to the Secretary of each Target Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Common Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Declaration of Trust, By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of July 31, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of July 31, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit A hereto. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that, with respect to the Target Fund, under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund under Massachusetts law). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of July 31, 2015, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision will have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Common Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the

Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Common Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders (the “Registration Statement”). Each Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein, as applicable.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of each Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        Each Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund will have declared the dividend(s) contemplated by Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Declaration of Trust and By-Laws. In addition, the issuance of Acquiring Fund Common Shares will have been approved by the requisite votes of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, any requirements of the applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws.

8.2        As of the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3        All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to or consents, or waivers from, other persons, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund will have declared prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust or By-Laws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        Each Target Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as presently conducted, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts, as applicable, is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Declaration of Trust or By-Laws (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization will have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution to Target Fund Shareholders of all the Acquiring Fund Common Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Common Shares, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Common Shares.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Common Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by each such Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund, as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN QUALITY PREFERRED INCOME FUND 2

By:
	Name:	[•]
	Title:	[•]

ACKNOWLEDGED:

By:
Name: [•]

NUVEEN QUALITY PREFERRED INCOME FUND

By:
	Name:	[•]
	Title:	[•]

ACKNOWLEDGED:

By:
Name: [•]

NUVEEN QUALITY PREFERRED INCOME FUND 3

By:
	Name:	[•]
	Title:	[•]

ACKNOWLEDGED:

By:
Name: [•]

EXHIBIT A

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Quality Preferred	Unlimited	Unlimited

Quality Preferred 3	Unlimited	Unlimited

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the ten most recent fiscal years and for the seven months ended July 31, 2011.

Acquiring Fund

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share or preferred share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends). The Fund’s annual financial statements as of July 31, 2015, including the financial highlights for the fiscal year then ended, have been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to July 31, 2015 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

	Year Ended July 31					Year Ended December 31
Per Share Operating Performance	2015	2014	2013	2012	2011(g)	2010	2009	2008	2007	2006	2005
Beginning Common Share Net Asset Value (NAV)	$9.95	$9.45	$9.12	$8.77	$8.64	$7.67	$5.42	$11.57	$14.66	$14.77	$15.66
Investment Operations:
Net Investment Income (Loss)(a)	0.68	0.69	0.69	0.69	0.37	0.69	0.69	1.18	1.34	1.33	1.34
Net Realized/Unrealized Gain (Loss)	(0.15)	0.47	0.30	0.32	0.15	0.93	2.29	(6.18)	(2.96)	(0.01)	(0.69)
Distributions from Net Investment Income to FundPreferred Shareholders(b)	0.00	0.00	0.00	0.00	0.00	0.00	0.00 *	(0.18)	(0.34)	(0.31)	(0.18)
Distributions from Capital Gains to FundPreferred Shareholders(b)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)	0.00	(0.02)

Total	0.53	1.16	0.99	1.01	0.52	1.62	2.98	(5.18)	(1.97)	1.01	0.45

Less Distributions to Common Shareholders:
From Net Investment Income	(0.73)	(0.66)	(0.66)	(0.66)	(0.39)	(0.65)	(0.70)	(0.97)	(1.04)	(1.12)	(1.16)
From Accumulated Net Realized Gains	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.04)	0.00	(0.18)
Return of Capital	0.00	0.00	0.00	0.00	0.00	0.00	(0.03)	0.00	(0.04)	0.00	0.00

Total	(0.73)	(0.66)	(0.66)	(0.66)	(0.39)	(0.65)	(0.73)	(0.97)	(1.12)	(1.12)	(1.34)

Offering Costs and FundPreferred Share Underwriting Discounts	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Common Share:
Discount Per Share Repurchased and Retired	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending NAV	$9.75	$9.95	$9.45	$9.12	$8.77	$8.64	$7.67	$5.42	$11.57	$14.66	$14.77

Ending Share Price	$9.08	$8.92	$8.47	$9.34	$8.07	$7.90	$7.25	$5.04	$10.81	$15.12	$12.80
Common Share Total Returns:
Based on NAV(c)	5.47%	12.83%	10.98%	12.32%	5.99%	21.99%	61.22%	(47.58)%	(14.32)%	7.09%	3.01%
Based on Share Price(c)	10.35%	13.76%	(2.63)%	25.17%	7.02%	18.31%	63.90%	(47.49)%	(22.24)%	27.75%	(2.06)%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$1,174,259	$1,197,726	$1,137,303	$1,097,385	$1,055,468	$1,039,917	$922,354	$649,377	$1,386,125	$1,753,392	$1,765,543
Ratios to Average Net Assets Before Reimbursement(e)
Expenses	1.64%	1.69%	1.71%	1.80%	1.58%**	1.59%	1.82%	1.96%	1.45%	1.42%	1.40%
Net Investment Income (Loss)	6.92%	7.32%	7.23%	8.13%	7.21%**	8.29%	11.27%	12.02%	9.35%	8.72%	8.32%

Acquring Fund (Continued)	Year Ended July 31						Year Ended December 31
Per Share Operating Performance	2015		2014	2013	2012	2011(g)	2010	2009	2008	2007	2006	2005
Ratios to Average Net Assets After Reimbursement(d)(e)
Expenses	1.64	%***	N/A	N/A	N/A	N/A	1.51%	1.64%	1.59%	1.00%	0.95%	0.94%
Net Investment Income (Loss)	6.92	%***	N/A	N/A	N/A	N/A	8.37%	11.45%	12.39%	9.80%	9.19%	8.78%
Portfolio Turnover Rate(f)	8%		16%	32%	19%	7%	25%	27%	18%	31%	34%	17%
FundPreferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—	$—	$—	$—	$—	$130,000	$800,000	$800,000	$800,000
Liquidation Value Per Share	$—		$—	$—	$—	$—	$—	$—	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$—	$—	$—	$—	$—	$149,880	$68,316	$79,794	$80,173
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$465,800		$464,000	$464,000	$427,000	$308,800	$300,000	$289,500	$165,200	$—	$—	$—
Asset Coverage Per $1000	$3,521		$3,581	$3,451	$3,570	$4,418	$4,466	$4,186	$5,718	$—	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred Shares and/or borrowings, where applicable. Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015	0.40%
2014	0.43
2013	0.47
2012	0.55
2011(g)	0.37	**
Year Ended 12/31:
2010	0.39
2009	0.59
2008	0.30
2007	—
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lower of long-term purchases or sales divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2011.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.
***	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs in the most recent shareholder report.

Target Funds

The following Financial Highlights table is intended to help a prospective investor understand each Target Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common share or preferred share of each Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of each Fund (assuming reinvestment of all dividends). The Funds’ annual financial statements as of July 31, 2015, including the financial highlights for the fiscal year then ended, have been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to July 31, 2015 has been audited by Ernst & Young LLP, an independent registered public accounting firm. Ernst & Young LLP has not reviewed or examined any records, transactions or events after the date of such reports. A copy of the Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com.

Quality Preferred	Year Ended July 31						Year Ended December 31,
Per Share Operating Performance	2015		2014	2013	2012	2011(g)	2010	2009	2008	2007	2006	2005
Beginning Common Share Net Asset Value (NAV)	$9.31		$8.90	$8.62	$8.25	$8.07	$7.06	$5.25	$11.06	$14.10	$14.20	$14.92
Investment Operations:
Net Investment Income (Loss)(a)	0.64		0.65	0.65	0.66	0.35	0.65	0.63	1.10	1.29	1.28	1.30
Net Realized/Unrealized Gain (Loss)	(0.08)		0.42	0.23	0.31	0.18	0.94	1.82	(5.81)	(2.96)	0.02	(0.68)
Distributions from Net Investment Income to FundPreferred Shareholders(b)	0.00		0.00	0.00	0.00	0.00	0.00	0.00 *	(0.19)	(0.35)	(0.32)	(0.21)
Distributions from Capital Gains to FundPreferred Shareholders(b)	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.56		1.07	0.88	0.97	0.53	1.59	2.45	(4.90)	(2.02)	0.98	0.41

Less Distributions to Common Shareholders:
From Net Investment Income	(0.74)		(0.66)	(0.60)	(0.60)	(0.35)	(0.58)	(0.57)	(0.90)	(0.93)	(1.08)	(1.13)
From Accumulated Net Realized Gains	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of Capital	0.00		0.00	0.00	0.00	0.00	0.00	(0.07)	(0.01)	(0.09)	0.00	0.00

Total	(0.74)		(0.66)	(0.60)	(0.60)	(0.35)	(0.58)	(0.64)	(0.91)	(1.02)	(1.08)	(1.13)

Offering Costs and FundPreferred Share Underwriting Discounts	0.00		0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Common Share:
Discount Per Share Repurchased and Retired	0.00	*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending NAV	$9.13		$9.31	$8.90	$8.62	$8.25	$8.07	$7.06	$5.25	$11.06	$14.10	$14.20

Ending Share Price	$8.10		$8.35	$7.98	$8.70	$7.54	$7.40	$6.57	$4.86	$10.33	$14.84	$12.40
Common Share Total Returns:
Based on NAV(c)	6.17%		12.65%	10.32%	12.51%	6.74%	23.09%	51.85%	(46.97)%	(15.32)%	7.26%	2.89%
Based on Share Price(c)	5.95%		13.63%	(1.78)%	24.30%	6.62%	21.94%	53.05%	(47.05)%	(24.60)%	29.51%	(3.69)%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$590,124		$601,972	$575,200	$556,997	$533,062	$521,347	$456,186	$339,270	$713,945	$909,608	$915,598
Ratios to Average Net Assets Before Reimbursement(e)
Expenses	1.69%		1.72%	1.75%	1.83%	1.61%**	1.65%	1.86%	2.01%	1.54%	1.50%	1.49%
Net Investment Income (Loss)	6.92%		7.32%	7.22%	8.17%	7.17%**	8.37%	11.04%	11.65%	9.43%	8.70%	8.47%
Ratios to Average Net Assets After Reimbursement(d)(e)
Expenses	1.69	%***	N/A	N/A	N/A	N/A	1.60%	1.71%	1.67%	1.11%	1.02%	1.02%
Net Investment Income (Loss)	6.92	%***	N/A	N/A	N/A	N/A	8.42%	11.19%	11.99%	9.86%	9.18%	8.94%
Portfolio Turnover Rate(f)	9%		16%	34%	21%	9%	20%	29%	24%	32%	34%	19%
FundPreferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—	$—	$—	$—	$—	$64,875	$440,000	$440,000	$440,000
Liquidation Value Per Share	$—		$—	$—	$—	$—	$—	$—	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$—	$—	$—	$—	$—	$155,740	$65,565	$76,682	$77,023
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$235,000		$234,000	$234,000	$217,000	$154,875	$154,875	$153,375	$86,500	$—	$—	$—
Asset Coverage Per $1000	$3,511		$3,573	$3,458	$3,567	$4,442	$4,366	$3,974	$5,672	$—	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2010, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(e)	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred Shares and/or borrowings, where applicable. Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015	0.41%
2014	0.43
2013	0.47
2012	0.54
2011(g)	0.38	**
Year Ended 12/31:
2010	0.41
2009	0.61
2008	0.26
2007	—
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lower of long-term purchases or sales divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2011.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.
***	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs in the most recent shareholder report.

Quality Preferred 3	Year Ended July 31						Year Ended December 31
Per Share Operating Performance	2015		2014	2013	2012	2011(g)	2010	2009	2008	2007	2006	2005
Beginning Common Share Net Asset Value (NAV)	$9.65		$9.18	$8.80	$8.48	$8.37	$7.45	$5.14	$11.02	$14.22	$14.29	$15.15
Investment Operations:
Net Investment Income (Loss)(a)	0.65		0.67	0.67	0.66	0.36	0.65	0.63	1.08	1.31	1.31	1.32
Net Realized/Unrealized Gain (Loss)	(0.05)		0.47	0.33	0.28	0.11	0.89	2.34	(5.85)	(3.09)	0.05	(0.70)
Distributions from Net Investment Income to FundPreferred Shareholders(b)	0.00		0.00	0.00	0.00	0.00	0.00	0.00 *	(0.19)	(0.37)	(0.33)	(0.21)
Distributions from Capital Gains to FundPreferred Shareholders(b)	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.01)

Total	0.60		1.14	1.00	0.94	0.47	1.54	2.97	(4.96)	(2.15)	1.03	0.40

Less Distributions to Common Shareholders:
From Net Investment Income	(0.72)		(0.67)	(0.62)	(0.62)	(0.36)	(0.62)	(0.58)	(0.90)	(0.95)	(1.09)	(1.17)
From Accumulated Net Realized Gains	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.09)
Return of Capital	0.00		0.00	0.00	0.00	0.00	0.00	(0.08)	(0.02)	(0.10)	(0.01)	0.00

Total	(0.72)		(0.67)	(0.62)	(0.62)	(0.36)	(0.62)	(0.66)	(0.92)	(1.05)	(1.10)	(1.26)

Offering Costs and FundPreferred Share Underwriting Discounts	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Common Share:
Discount Per Share Repurchased and Retired	0.00	*	0.00 *	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Ending NAV	$9.53		$9.65	$9.18	$8.80	$8.48	$8.37	$7.45	$5.14	$11.02	$14.22	$14.29

Ending Share Price	$8.36		$8.43	$8.23	$8.85	$7.70	$7.74	$6.95	$5.08	$10.51	$14.92	$12.92
Common Share Total Returns:
Based on NAV(c)	6.37%		12.97%	11.53%	11.91%	5.69%	21.49%	63.23%	(48.00)%	(16.01)%	7.49%	2.88%
Based on Share Price(c)	7.82%		11.09%	(0.30)%	24.04%	4.08%	20.66%	54.50%	(45.66)%	(23.61)%	25.00%	(2.16)%
Common Share Supplemental Data/Ratios Applicable to Common Shares:
Ending Net Assets (000)	$225,688		$228,808	$217,817	$208,279	$201,139	$198,513	$176,677	$121,870	$261,081	$336,540	$337,858
Ratios to Average Net Assets Before Reimbursement(e)
Expenses	1.75%		1.76%	1.77%	1.84%	1.65%**	1.65%	1.87%	2.00%	1.60%	1.56%	1.54%
Net Investment Income (Loss)	6.70%		7.24%	7.17%	8.04%	7.19%**	8.05%	10.56%	11.51%	9.38%	8.81%	8.48%
Ratios to Average Net Assets After Reimbursement(d)(e)
Expenses	1.74	%***	N/A	N/A	N/A	N/A	1.54%	1.66%	1.60%	1.10%	1.08%	1.07%
Net Investment Income (Loss)	6.71	%***	N/A	N/A	N/A	N/A	8.16%	10.77%	11.91%	9.87%	9.29%	8.96%
Portfolio Turnover Rate(f)	10%		18%	28%	23%	8%	24%	35%	30%	35%	39%	16%
FundPreferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—	$—	$—	$—	$—	$18,100	$166,000	$166,000	$166,000
Liquidation Value Per Share	$—		$—	$—	$—	$—	$—	$—	$25,000	$25,000	$25,000	$25,000
Asset Coverage Per Share	$—		$—	$—	$—	$—	$—	$—	$193,329	$64,319	$75,684	$75,882
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$89,000		$89,000	$89,000	$81,000	$58,900	$55,000	$55,000	$33,000	$—	$—	$—
Asset Coverage Per $1000	$3,536		$3,571	$3,447	$3,577	$4,415	$4,609	$4,212	$5,242	$—	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on Common share equivalents.
(c)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d)	After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing the Fund for any fees and expenses.

(e)	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred Shares and/or borrowings, where applicable. Each ratio includes the effect of all interest expense paid and other costs related to borrowings, where applicable as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015	0.40%
2014	0.43
2013	0.47
2012	0.54
2011(g)	0.37	**
Year Ended 12/31:
2010	0.38
2009	0.59
2008	0.20
2007	—
2006	—
2005	—

(f)	Portfolio Turnover Rate is calculated based on the lower of long-term purchases or sales divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2011.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.
***	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Share Equity Shelf Programs and Offering Costs in the most recent shareholder report.

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table sets forth for each Board Member and Board Member Nominee the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by such Board Member or Board Member Nominee as of December 31, 2014.

Dollar Range of Equity Securities

Board Member/Nominee(1)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Family of Investment Companies(2)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None	$10,001-$50,000	None	over $	100,000
William C. Hunter	None	None	None	over $	100,000
David J. Kundert	None	None	None	over $	100,000
John K. Nelson	None	None	None	over $	100,000
William J. Schneider	None	None	None	over $	100,000
Judith M. Stockdale	None	None	None	over $	100,000
Carole E. Stone	None	None	None	over $	100,000
Virginia L. Stringer	None	None	None	over $	100,000
Terence J. Toth	None	None	None	over $	100,000
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	None	None	None	over $	100,000
Thomas S. Schreier, Jr.	None	None	None	over $	100,000

(1)	Board Members Hunter, Stockdale, and Stone are Nominees for election with respect to shareholders of the Acquiring Fund, Quality Preferred and/or Quality Preferred 3 at the Annual Meeting, as described in the Joint Proxy Statement/Prospectus.
(2)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member or Board Member Nominee in the Funds and in all Nuveen funds overseen by such Board Member or Board Member Nominee.

The following table sets forth for each Board Member and Board Member Nominee individually and for the Board Members, Board Member Nominees and officers as a group the amount of shares beneficially owned in each Fund as of December 31, 2014. The information as to beneficial ownership is based on statements furnished by each Board Member, Board Member Nominee and officer.

C-1

Fund Shares Owned By Board Members And Officers(1)

Board Member/Nominee	Acquiring Fund	Quality Preferred	Quality Preferred 3
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	None	4,600	None
William C. Hunter	None	None	None
David J. Kundert	None	None	None
John K. Nelson	None	None	None
William J. Schneider	None	None	None
Judith M. Stockdale	None	None	None
Carole E. Stone	None	None	None
Virginia L. Stringer	None	None	None
Terence J. Toth	None	None	None
Board Members/Nominees who are “interested persons” of the Funds
William Adams IV	None	None	None
Thomas S. Schreier, Jr.	None	None	None
All Board Members/Nominees and Officers as a Group	1,000	4,600	None

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

C-2

APPENDIX D

INFORMATION REGARDING OFFICERS AND DIRECTORS

OF INVESTMENT ADVISER AND SUB-ADVISER

	Principal Executive Officers and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Investment Adviser/Sub-Adviser
Investment Adviser/Sub- Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors, LLC	William Adams IV Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, Illinois 60606 333 West Wacker Drive Chicago, Illinois 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Sherri A. Hlavacek Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Spectrum Asset Management, Inc.	Mark A. Lieb	2 High Ridge Park Stamford, Connecticut 06905	President and Chief Executive Officer
	L. Phillip Jacoby, IV	2 High Ridge Park Stamford, Connecticut 06905	Executive Director and Chief Investment Officer
	Matthew R. Byer	2 High Ridge Park Stamford, Connecticut 06905	Executive Director and Chief Operating Officer
	Joseph J. Urciuoli	2 High Ridge Park Stamford, Connecticut 06905	Managing Director and Head of Research
	Joseph A. Hanczor	2 High Ridge Park Stamford, Connecticut 06905	Chief Compliance Officer
	Steven J. Solmonson	2 High Ridge Park Stamford, Connecticut 06905	Senior Vice President
	Jean M. Orlando	2 High Ridge Park Stamford, Connecticut 06905	Chief Financial Officer and Controller

D-1

APPENDIX E

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING

EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Fund Committee Meeting
Acquiring Fund	6	5	0	5	5	4	5	4
Quality Preferred	6	5	0	5	5	4	5	4
Quality Preferred 3	6	5	0	5	5	4	5	4

E-1

APPENDIX F

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’

selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on January 19, 2016

Please detach at perforation before mailing.

NUVEEN QUALITY PREFERRED INCOME FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 19, 2016

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Quality Preferred Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Quality Preferred Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 19, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Quality Preferred Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	JTP_27170_103015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Quality Preferred Income Fund

Shareholders Meeting to Be Held on January 19, 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class I:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
				FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Quality Preferred Income Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.			☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

JTP_27170_103015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on January 19, 2016

Please detach at perforation before mailing.

NUVEEN QUALITY PREFERRED INCOME FUND 2	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 19, 2016

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Quality Preferred Income Fund 2, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Quality Preferred Income Fund 2 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 19, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Quality Preferred Income Fund 2 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	JPS_27170_103015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Quality Preferred Income Fund 2

Shareholders Meeting to Be Held on January 19, 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class I:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
				FOR	AGAINST	ABSTAIN

3.	To approve the issuance of additional common shares in connection with the reorganization of each of Nuveen Quality Preferred Income Fund and Nuveen Quality Preferred Income Fund 3 into Nuveen Quality Preferred Income Fund 2 pursuant to the Agreement and Plan of Reorganization.			☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

JPS_27170_103015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on January 19, 2016

Please detach at perforation before mailing.

NUVEEN QUALITY PREFERRED INCOME FUND 3	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 19, 2016

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Quality Preferred Income Fund 3, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Quality Preferred Income Fund 3 which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on January 19, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Quality Preferred Income Fund 3 represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	JHP_27170_103015

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Quality Preferred Income Fund 3

Shareholders Meeting to Be Held on January 19, 2016.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class I:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William C. Hunter	02. Judith M. Stockdale	03. Carole E. Stone	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
				FOR	AGAINST	ABSTAIN

2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Quality Preferred Income Fund 3 (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.			☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

JHP_27170_103015

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [•], 2015

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

AND

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”), Nuveen Quality Preferred Income Fund (“Quality Preferred”), and Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3” and together with Quality Preferred, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share; and (2) the distribution of the newly issued Acquiring Fund common shares received by each Target Fund to its common shareholders as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [•], 2015 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2015.

S-i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”) without the approval of shareholders.

The Funds have the same investment objectives. The primary investment objective of each Fund is to provide high current income consistent with capital preservation. The secondary investment objective of each Fund is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub-adviser, Spectrum Asset Management, Inc. (“Spectrum” or the “Sub-Adviser”), believes are underrated or undervalued or (ii) sectors that Spectrum believes are undervalued.

Each Fund has a non-fundamental investment policy that requires, under normal circumstances, that the Fund invest at least at least 80% of its Managed Assets in preferred securities. Managed Assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total The Funds have the same investment objectives. Each Fund’s primary investment objective is high current income consistent with capital preservation. Each Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities through investment in securities by investing in (i) securities that the Sub-Adviser believes are underrated or undervalued or (ii) sectors that the Sub-Adviser believes are undervalued. Each Fund is a diversified, closed-end management investment company and currently engages in leverage through bank borrowings.

Each Fund currently has adopted a non-fundamental investment policy requiring it to invest at least 80% of its Managed Assets in preferred securities, which may be changed by the Fund’s Board without shareholder approval provided that shareholders receive 60 days’ prior written notice. This policy is not being changed. As of the date of this Joint Proxy Statement/Prospectus, each Fund has a non-fundamental policy requiring it to invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated investment grade (BBB/Baa or better). Investment grade securities may include unrated securities judged to be of comparable quality by the Fund’s Investment Adviser or Sub-Adviser. Currently, each Fund also may invest up to 45% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers offered, traded or listed in U.S. markets.

Under the new investment mandate, the Acquiring Fund has changed its non-fundamental investment policies to: (i) decrease its minimum allocation to securities rated, at the time of investment, investment grade (BBB/Baa and above) to 50% of Managed Assets and (ii) eliminate the existing 45% limit on dollar denominated securities of foreign issuers. These changes are intended to provide the combined fund with the flexibility to take advantage of the evolution in the preferred securities markets since each Fund’s inception in 2002. The new investment mandate will take effect upon the closing of the Reorganizations and will replace the corresponding non-fundamental policies currently in effect. In addition, in order to bring its leverage ratio more in line with peers, the combined fund is expected to increase its leverage relative to historical levels of each Fund.

The Acquiring Fund’s allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers may vary over time, consistent with its investment objectives and policies.

However, it is expected that a greater percentage of the Acquiring Fund’s portfolio would be allocated to lower rated securities and U.S. dollar denominated securities of foreign issuers relative to the Funds’ historical allocations to such securities. The Acquiring Fund’s greater allocation to lower rated securities and U.S. dollar denominated securities of foreign issuers is intended to result in potentially higher net earnings that may support higher common share distributions. However, investments in lower rated securities and U.S. dollar denominated securities of foreign issuers are subject to increased credit risk and foreign securities risk, respectively.

The foregoing credit quality policies apply only at the time a security is purchased, and each Fund is not required to dispose of a security in the event that a NRSRO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Sub-Adviser may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

A general description of Moody’s, S&P’s and Fitch’s ratings of securities is set forth in Appendix A to the Reorganization SAI.

Under normal circumstances, each Fund invests at least 25% of its Managed Assets in securities of financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments, or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Funds use industry classifications such as those provided by MSCI and Standard & Poor’s GICs, Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Funds consider such company as “in” the financial services sector.

Each Fund may engage in hedging and other transactions from time to time for the purpose of hedging some of its portfolio. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to interest rates. Each Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase for which will not exceed 0.5% of its Managed Assets in any calendar quarter.

The Fund may also enter into interest rate swap transactions, including forward starting swaps, where the entire swap is scheduled to start at a later date, and deferred swaps in which the parties do not exchange payments until a future date.

During temporary defensive periods and in order to keep the Fund’s cash fully invested, each Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Fund may invest directly). Temporary defensive periods may have an adverse effect on a Fund’s ability to achieve its investment objectives.

Each Fund’s investment objectives and certain investment policies specifically identified in the Reorganization SAI as such are considered fundamental and may not be changed without shareholder approval. All of the other investment policies of each Fund, including as noted above, are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the outstanding shareholders. However, each Fund’s non-fundamental investment policy with respect to investing at least 80% of its Managed Assets in preferred securities may only be changed by the Board following the provision of 60 days’ prior written notice to such shareholders.

Each Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” common shares and preferred shares, if issued in the future, voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares, if issued in the future, voting as a separate class. When used with respect to particular shares of each Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Each Fund may utilize the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities, including fixed and floating rate notes or liquidity supported variable rate demand obligations; (b) the issuance of preferred shares or other senior securities; and (c) engaging in reverse repurchase agreements and economically similar transactions. Each Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Currently, each Fund employs financial leverage through bank borrowings. Following the closing of the Reorganizations, in order to bring its leverage ratio more in line with peers the combined fund is expected to increase its leverage relative to each Fund’s historical leverage levels. This may be achieved with increased bank borrowings, the issuance of preferred shares or any other form of permitted leverage. The timing and terms of any leverage transaction is determined by the Board, and may vary with prevailing market or economic conditions. Each Fund has issued preferred shares in the past, but does not currently have any preferred shares outstanding. If the Fund issues preferred shares, such preferred securities, voting as a separate class, would have the right to elect at least two Board Members at all times and to elect a majority of the Board Members in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of common shares and preferred shares voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under each Fund’s Declaration of Trust, the 1940 Act and Massachusetts law.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

There is no assurance that a Fund will achieve its investment objectives.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Preferred Securities.    The Acquiring Fund invests in preferred securities. The Acquiring Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term; and typically has a fixed liquidation (or “par”) value.

The term “preferred securities” also includes hybrid-preferred securities. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Acquiring Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structure securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Contingent convertible capital instruments (CoCos) are hybrid capital securities. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanism that absorbs losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms include conversion into common equity and principal write-down. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. There are other types of preferred and hybrid-preferred securities that offer loss absorption to the issuing entity but until now only CoCos have predetermined loss absorption mechanisms and triggers. Due to increased regulatory requirement for higher capital levels for financial institutions the issuance of CoCo instruments has increased in the last several years and is expected to continue.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative and can be passed or deferred some without limitation. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating-rate preferred securities. Floating-rate and fixed-to-floating-rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price-sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating-rate security may be less price-sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies.

The preferred securities market continues to evolve. New securities are being developed and may come to market that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security.

Preferred securities may either trade over-the-counter (“OTC”), or trade on an exchange. Preferred securities can be structured differently for retail and institutional investors, and the Acquiring Fund may invest in preferred securities of either structure. The retail segment is typified by $25 par securities (including $25 par debt securities) that are listed on the NYSE and trade on a “flat” basis (i.e., quoted with any accrued dividend or interest income included in the market price). The institutional segment is typified by $1,000 par value OTC securities traded on a “clean” basis (i.e., quoted without accrued divided or interest income included in the market price).

Other Equity Securities.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Acquiring Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Acquiring Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs).

Contingent Capital Securities.    Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics that provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening a Fund’s standing in bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.

Convertible Securities.    Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

REITs.    REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Acquiring Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

Non-U.S. Companies.    The Acquiring Fund may invest in dollar-denominated securities of non-U.S. companies through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying non-U.S. companies, the Acquiring Fund will use a

Bloomberg classification, which employs the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue, and (iv) the company’s reporting currency. The Acquiring Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Acquiring Fund may invest in dollar-denominated securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Derivatives.    The Acquiring Fund may enter into certain derivative transactions, such as interest rate swaps, as a hedging technique to (i) manage the Acquiring Fund’s effective interest rate exposure and (ii) attempt to protect itself from borrowing interest expenses resulting from increasing short-term interest rates or increasing preferred share dividends (if such shares are issued in the future). The specific derivative instruments will be limited to (A) U.S. Treasury security or U.S. Government Agency security futures contracts and (B) options on U.S. Treasury security or U.S. Government Agency security futures contracts. All such instruments must be traded and listed on an exchange. There is no assurance that these derivative strategies will be available at any time or that the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

U.S. Treasury and U.S. Government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury Bond or U.S. Treasury Note or a U.S. Government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. Government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. Government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Under regulations of the CFTC currently in effect, which may change from time to time, with respect to futures contracts to purchase securities and call options on futures contracts purchased by the Acquiring Fund, the Acquiring Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by S&P, Moody’s, or Fitch and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Cash Equivalents and Short-Term Investments.    During temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, are being invested, the Acquiring Fund may deviate from its investment objectives and may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities (or in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Acquiring Fund may invest directly).

Illiquid Securities

The Acquiring Fund may invest in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Acquiring Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. The Acquiring Fund’s Board has delegated to the Investment Adviser and the Sub-Adviser, the day-to-day determination of the illiquidity of any security held by the Acquiring Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Acquiring Fund’s Board has directed the Investment Adviser and the Sub-Adviser to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Interest Rate Transactions

In connection with the Acquiring Fund’s use of leverage through borrowings or the issuance of preferred shares, the Acquiring Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Acquiring Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Acquiring Fund a variable rate payment that is intended to approximate the Acquiring Fund’s variable rate payment obligation on preferred shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

The Acquiring Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Acquiring Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Acquiring Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments. The Acquiring Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Acquiring Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Acquiring Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Acquiring Fund’s common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount the Acquiring Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the counterparty defaults, the Acquiring Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on borrowings. Depending on whether the Acquiring Fund would be entitled to receive net payments from the counterparty on the swap or cap, which, in turn, would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the shares.

Although this will not guarantee that the counterparty does not default, the Acquiring Fund will not enter into an interest rate swap or cap transaction with any counterparty that Spectrum believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Spectrum will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Acquiring Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Acquiring Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Acquiring Fund’s common shares.

The Acquiring Fund may choose or be required to reduce its borrowings or other leverage. Such an event would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Acquiring Fund. An early termination of a cap could result in a termination payment to the Acquiring Fund.

Segregation of Assets

As a closed-end investment companies registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Acquiring Fund’s daily marked-to-market net obligations (i.e., the Acquiring Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Investment Adviser and/or the Sub-Adviser will monitor the Acquiring

Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Acquiring Fund’s portfolio investments.

Other Investment Companies

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in preferred securities of the types in which the Acquiring Fund may invest directly, or short-term debt securities. The Acquiring Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Acquiring Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive, preferred securities available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Acquiring Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. Spectrum will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available preferred securities. In addition, the securities of other investment companies also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in “Proposal No. 2—B. Risk Factors” on page [•] of the Joint Proxy Statement/Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

No Inverse Floating Rate Securities

The Acquiring Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate.    The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Acquiring Fund’s investment objectives. Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 50% under normal circumstances.

Repurchase Agreements.    As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other OID Instruments.    A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less. None of the fundamental investment restrictions of the Acquiring Fund are proposed to be changed in connection with the Reorganizations or the new investment mandate.

Except as described below, each Fund may not:1

1.	Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

2.	Borrow money, except as permitted by the 1940 Act. [2]

3.

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth above. [3]

4.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5.	Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States government or by its agencies or instrumentalities.

6.	Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate of interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

7.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

[1]	The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI.
[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3 % of its total assets.

[3]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

8.

Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations. [4]

For the purpose of applying the limitation set forth in subparagraph 1 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above.

For the purpose of applying the limitation set forth in subparagraph (3) above, a Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in its prospectus.

For the purpose of applying the limitation set forth in subparagraph (5) above, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation a Fund will consider such municipal securities to be in an industry associated with the project.

Each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of each Fund’s total assets, a Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

[4]	Section 21 of the 1940 Act makes it unlawful for a registered investment company to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Investment Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 50%.

For the fiscal years ended July 31, 2015 and July 31, 2014, the portfolio turnover rates of the Funds were as follows:

Fund	2015	2014
Acquiring Fund	8%	16%
Quality Preferred	9%	16%
Quality Preferred 3	10%	18%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate may result in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors LLC (previously defined as “Nuveen Fund Advisors” or the “Investment Adviser”) (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is eleven (11), two of whom are an “interested persons” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “Independent Board Members”). None of the Independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Spectrum or their affiliates.

With respect to each of the Funds, the Board is divided into three classes, Class I, Class II and Class III, with the Class I Board Members serving until the 2016 annual meeting, the Class II Board Members serving until the 2017 annual meeting and the Class III Board Members serving until the 2018 annual meeting, in each case until their respective successors are elected and qualified. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Jack B. Evans, William J. Schneider and Thomas S. Schreier, Jr. are slated in Class III. Ms. Stringer has announced her intention to retire from the Board as of December 31, 2015. She will continue to serve as a Class I Board Member until her retirement on December 31, 2015.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of [•], 2015, the independent and interested Board Members of the Funds are directors or trustees, as the case may be, of [•] Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and [•] Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Class III Board Member until 2018 Annual Shareholder Meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of MedAmerica Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class III Board Member until 2018 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	195	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	195	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Board Member	Term: Class I Board Member until 2016 Annual Shareholder Meeting(3) Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; non-profit board member and former governance consultant; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	195	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are “interested persons” of the Funds

William Adams IV(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	195	None

Thomas S. Schreier, Jr.(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Class III Board Member until 2018 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Director of Allina Health and a member of its Finance, Audit and Investment Committees; Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Ms. Stringer has announced her intention to retire from the Board as of December 31, 2015. She will continue to serve as a Class I Board Member until her retirement on December 31, 2015.
(4)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(5)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	88

Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services, of Nuveen Fund Advisors, LLC (since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Chartered Financial Analyst.	196

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	196

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Sherri A. Hlavacek 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President and Treasurer	Term: Annual Length of Service: Since 2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	196

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196

Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	196

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	196

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of October 1, 2015.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Investment Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Investment Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. During the fiscal year ended July 31, 2015, the Executive Committee did not meet for the Acquiring Fund or the Target Funds.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of January 1, 2015, the members of the Dividend Committee are William C. Hunter, Chair, Jack B. Evans, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2015, the Dividend Committee met 5 times.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. During the fiscal year ended July 31, 2015, the Closed-End Funds Committee met 4 times.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, as applicable. Members of the Audit

Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. As of January 1, 2015, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended July 31, 2015, the Audit Committee met 4 times.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. As of January 1, 2015, the members of the Compliance Committee are Virginia L. Stringer, Chair, William C. Hunter, John K. Nelson and Judith M. Stockdale. During the fiscal year ended July 31, 2015, the Compliance Committee met 5 times.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Investment Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended July 31, 2015, the Nominating and Governance Committee met 5 times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV.    Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans.    President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter.    Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1,

2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert.    Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson.    Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and, during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider.    Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-

Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr.    Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. He is a Director of Allina Health and a member of its Finance, Audit and Investment Committees. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale.    Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone.    Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Virginia L. Stringer.    Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company. Ms. Stringer joined the Board in 2011.

Terence J. Toth.    Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Pursuant to the organizational documents of each Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Acquiring Fund’s Board.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of [•]:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Quality Preferred	Quality Preferred 3	Family of Investment Companies(1)
William Adams IV	None	$10,001-$50,000	None	over $100,000
Jack B. Evans	None	None	None	over $100,000
William C. Hunter	None	None	None	over $100,000
David J. Kundert	None	None	None	over $100,000
John K. Nelson	None	None	None	over $100,000
William J. Schneider	None	None	None	over $100,000
Thomas S. Schreier, Jr.	None	None	None	over $100,000
Judith M. Stockdale	None	None	None	over $100,000
Carole E. Stone	None	None	None	over $100,000
Virginia L. Stringer	None	None	None	over $100,000
Terence J. Toth	None	None	None	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Spectrum, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Spectrum or Nuveen Investments.

As of [•], the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Compensation

Effective January 1, 2015, Independent Board Members receive a $160,000 annual retainer plus: (a) a fee of $5,250 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$4,652	$4,214	$4,139	$4,051	$4,716	$4,141	$4,280	$3,813	$4,683
Quality Preferred	2,337	2,117	2,079	2,035	2,369	2,078	2,150	1,915	2,352
Quality Preferred 3	889	805	791	774	901	791	818	729	895

Total Compensation from Nuveen Funds Paid to Board Members(2)	$316,080	$286,000	$305,850	$275,500	$353,138	$299,890	$287,819	$279,500	$313,964

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$476	$—	$4,139	$—	$4,716	$1,144	$2,122	$—	$2,141
Quality Preferred	239	—	2,079	—	2,369	573	1,066	—	1,076
Quality Preferred 3	91	—	791	—	901	219	406	—	409

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for [•] for services to the Nuveen open-end and closed-end funds advised by the Adviser.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC, is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $230 billion in assets under management as of June 30, 2015. Nuveen is a separate subsidiary of TIAA-CREF, a financial services organization based in New York, New York. TIAA-CREF acquired Nuveen on October 1, 2014.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2015	2014	2013
Gross Advisory Fees	$13,819,076	$13,464,552	$13,456,938
Waiver	$(22,580)	$—	$—

Net Advisory Fees	$13,796,496	$13,464,552	$13,456,938

Quality Preferred	2015	2014	2013
Gross Advisory Fees	$7,107,970	$6,931,943	$6,958,359
Waiver	$(23,147)	$—	$—

Net Advisory Fees	$7,084,823	$6,931,943	$6,958,359

Quality Preferred 3	2015	2014	2013
Gross Advisory Fees	$2,735,599	$2,667,327	$2,657,762
Waiver	$(21,589)	$—	$—

Net Advisory Fees	$2,714,010	$2,667,327	$2,657,762

Sub-Adviser

Nuveen Fund Advisors has selected an independent third-party, Spectrum Asset Management, Inc. (previously defined as “Spectrum” or the “Sub-Adviser”), located at 2 High Ridge Park, Stamford, Connecticut 06905, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Spectrum (the “Sub-Advisory Agreement”). Spectrum, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Principal Global Investors, LLC (“PGI”) is the sole direct owner of Spectrum. PGI is directly owned by Principal Life Insurance Company. Spectrum also is a registered broker-dealer and member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition, Spectrum is a member of the National Futures Association and is registered with the U.S. Commodity Futures Trading Commission (“CFTC”) as a commodity trading advisor.

Pursuant to the Sub-Advisory Agreement, Spectrum is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Spectrum retain the right to reallocate investment advisory responsibilities and fees between themselves in the future. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors currently pays Spectrum a fee, payable monthly, equal to [•]% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. The rate paid by Nuveen Fund Advisors to Spectrum will not change as a result of the proposed Reorganizations. The total dollar amounts paid to Spectrum by Nuveen Fund Advisors for the fiscal year ended July 31, 2015 were $5,527,630 for the Acquiring Fund, $2,981,964 for Quality Preferred, and $1,094,239 for Quality Preferred 3.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Spectrum is responsible for execution of specific investment strategies and day-to-day investment operations. Mark A. Lieb and L. Phillip Jacoby, IV are co-portfolio managers of the Funds and have served as portfolio managers of the Funds since 2002. Mr. Lieb and Mr. Jacoby will continue to manage the combined fund upon completion of the Reorganizations.

In addition to managing the Funds, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts, as of July 31, 2015:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Phillip Jacoby	Separately Managed Accounts	81	$5,405,073,703
	Pooled Accounts	31	$5,141,313,734
	Registered Investment Vehicles	7	$6,888,633,874

Mark Lieb	Separately Managed Accounts	80	$5,419,673,703
	Pooled Accounts	31	$5,141,313,734
	Registered Investment Vehicles	7	$6,888,633,874

*	Assets are as of July 31, 2015. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is established based on a benchmark of national salary levels of relevant asset management firms, taking into account each portfolio manager’s position and responsibilities, experience, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service, and contribution to the overall functioning of the organization. Base salaries are fixed, but are subject to periodic adjustments, usually on an annual basis.

Discretionary bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Spectrum. Discretionary bonuses are determined quarterly and are based on a methodology used by senior management that takes into consideration several factors, including but not necessarily limited to those listed below:

•

Changes in overall firm assets under management, including those assets in the Fund (portfolio managers are not directly incentivized to increase assets under management, although they are indirectly compensated as a result of an increase in assets under management).

•	Portfolio performance (measured annually on a pre-tax basis) relative to the relevant benchmarks

•	Contribution to client servicing.

•	Compliance with firm and/or regulatory policies and procedures.

•	Work ethic.

•	Seniority and length of service.

•	Contribution to overall functioning of organization.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Spectrum; however, believes that such potential conflicts are mitigated by the fact that Spectrum has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, Spectrum has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of [•]:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund			Dollar Range of Equity Securities Beneficially Owned in Quality Preferred			Dollar Range of Equity Securities Beneficially Owned in Quality Preferred 3
Mark A. Lieb	$	[	•]	$	[	•]	$	[	•]
L. Phillip Jacoby, IV	$	[	•]	$	[	•]	$	[	•]

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Trustees or Directors, as applicable, who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Spectrum, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Spectrum and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Spectrum may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Spectrum does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Spectrum would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Spectrum’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Spectrum will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Spectrum’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Spectrum’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800)  257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and Nuveen Fund Advisors, Spectrum is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Spectrum’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Spectrum except in compliance with the 1940 Act.

It is Spectrum’s policy to seek the best execution under the circumstances of each trade. Spectrum will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Spectrum’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Spectrum. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Spectrum’s own research efforts, the receipt of research information is not expected to reduce significantly Spectrum’s expenses. While Spectrum will be primarily responsible for the placement of the business of the Funds, Spectrum’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Spectrum may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Spectrum seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Spectrum reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Spectrum’s management outweigh any disadvantage that may arise from Spectrum’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2015	2014	2013
Acquiring Fund	$44,172	$85,816	$127,735
Quality Preferred	$31,626	$28,157	$84,988
Quality Preferred 3	$14,096	$19,027	$28,434

During the fiscal year ended July 31, 2015, the Funds acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or of the parents of such brokers or dealers. The following table provides the names of those brokers or dealers and states the value of the Funds’ aggregate holdings of the securities of each issuer as of July 31, 2015:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent as of July 31, 2015
Acquiring Fund	[•]	[•]	$ [•]
Quality Preferred	[•]	[•]	$ [•]
Quality Preferred 3	[•]	[•]	$ [•]

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or the Sub-Adviser to such Fund or any affiliated person of the Adviser or the Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Investment Management Agreement or Sub-Advisory Agreement).

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the

NYSE or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax or tax-exempt or tax-advantaged plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Acquiring Fund, it could affect the timing or character of income recognized by the Acquiring Fund, potentially requiring the Acquiring Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the requirements applicable to regulated investment companies under the Code.

The Acquiring Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income it is required to accrue, to continue to qualify as a regulated investment company and to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund’s investment in lower-rated or unrated debt securities may present issues for the Acquiring Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Certain investment practices of the Acquiring Fund are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Acquiring Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Acquiring Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Acquiring Fund’s income and gains and distributions to shareholders, affect whether the Acquiring Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Acquiring Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gain that the Acquiring Fund receives from another investment company will pass through to the Acquiring Fund’s shareholders as long as the Acquiring Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Acquiring Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Acquiring Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Acquiring Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Acquiring Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Acquiring Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Acquiring Fund invested directly in the securities held by the investment companies in which it invests.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Acquiring Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Acquiring Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Acquiring Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

If the Acquiring Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Acquiring Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Acquiring Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Acquiring Fund held the PFIC stock. The Acquiring Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Acquiring Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Acquiring Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Acquiring Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Acquiring Fund could, in limited circumstances, incur nondeductible interest charges. The Acquiring Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Acquiring Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

The Acquiring Fund’s investments in REITs may result in the Acquiring Fund’s receipt of cash in excess of the REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT will not qualify for the corporate Dividends Received Deduction and generally will not constitute qualified dividend income.

The Acquiring Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Acquiring Fund’s income from a REIT (or other pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a regulated investment company, such as the Acquiring Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Distributions to shareholders of net investment income received by the Acquiring Fund, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income, except as described below with respect to qualified dividend income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions derived from qualified dividend income and received by a noncorporate shareholder will be taxed at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the noncorporate shareholder must meet certain holding period and other requirements with respect to its shares of the Acquiring Fund. A portion of the Acquiring Fund’s distributions to shareholders may qualify for the Dividends Received Deduction available to corporate shareholders. Taxable distributions are subject to federal income tax whether reinvested in additional shares of the Acquiring Fund or paid in cash.

To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by the Acquiring Fund’s shareholders to be treated as qualified dividend income, the Acquiring Fund must also meet certain holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Acquiring Fund will be eligible to elect to “pass through” to the Acquiring Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, in each case subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Acquiring Fund’s taxable year whether the foreign taxes paid by the Acquiring Fund will “pass through” for that year.

If the Acquiring Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Acquiring Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from the Acquiring Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Acquiring Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Acquiring Fund that are attributable to distributions received by the Acquiring Fund from a REIT that the Acquiring Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of foreign investors in the Acquiring Fund. If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of the Acquiring Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Acquiring Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in the Acquiring Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Acquiring Fund that such distribution is qualified short-term gain or net capital gain) and the Acquiring Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if the Acquiring Fund is a United States real property holding corporation or former United States real property holding corporation, the Acquiring Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

EXPERTS

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the fiscal year ended July 31, 2015 are incorporated herein. The financial statements as of and for the fiscal year ended July 31, 2015 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601. During the fiscal year ended July 31, 2015, the Board of each Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Funds, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective September 30, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the fiscal years ended prior to July 31, 2015, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to July 31, 2015 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer and shareholder services is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

Appendix A

Pro Forma Financial Statements for the Reorganization of Nuveen Quality Preferred Income Fund and Nuveen Quality Preferred Income Fund 3 (the “Target Funds”) into Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”)

Pro Forma Portfolio of Investments (Unaudited)

July 31, 2015

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				LONG-TERM INVESTMENTS - 138.8% (98.8% of Total Investments)
				CONVERTIBLE PREFERRED SECURITIES - 0.6% (0.5% of Total Investments)
				Banks - 06.%
4,300	6,332	-	10,632	Wells Fargo & Company	7.500%	BBB	$5,126,073	$7,548,441	$-		$12,674,514

				Total Convertible Preferred Securities (cost $5,004,125, $7,537,319, $0 and $12,541,444, respectively)			5,126,073	7,548,441	-		12,674,514

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				$25 PAR (OR SIMILAR) RETAIL PREFERRED - 48.3% (34.4% of Total Investments)
				Banks - 12.5%
60,500	32,500	12,300	105,300	AgriBank FCB, (4)	6.875%	BBB+	$6,352,500	$3,412,500	$1,291,500		$11,056,500
23,180	-	-	23,180	Bank of America Corporation	6.500%	BB+	599,898	-	-		599,898
-	18,000	-	18,000	Bank of America Corporation	6.375%	BB+	-	461,160	-		461,160
141,489	-	-	141,489	Barclays Bank PLC	8.125%	BB+	3,715,501	-	-		3,715,501
269,835	74,172	54,185	398,192	Citigroup Capital XIII	7.875%	BBB-	6,872,697	1,889,161	1,380,092		10,141,950
411,100	185,000	68,453	664,553	Citigroup Inc.	6.875%	BB+	11,272,362	5,072,700	1,876,981		18,222,043
1,200	-	35,000	36,200	Citigroup Inc.	5.800%	BB+	29,976	-	874,300		904,276
-	-	20,000	20,000	Citigroup Inc.	7.125%	BB+	-	-	559,000		559,000
117,000	62,000	19,300	198,300	City National Corporation	5.500%	Baa2	2,873,520	1,522,720	474,008		4,870,248
50,000	3,000	-	53,000	Cobank Agricultural Credit Bank, (4)	6.200%	BBB+	5,043,750	302,625	-		5,346,375
-	-	59,100	59,100	Countrywide Capital Trust IV	6.750%	BBB-	-	-	1,510,596		1,510,596
60,000	26,000	-	86,000	Fifth Third Bancorp.	6.625%	Baa3	1,684,200	729,820	-		2,414,020
105,202	70,300	-	175,502	First Niagara Finance Group	8.625%	BB-	2,866,755	1,915,675	-		4,782,430
-	100,000	12,000	112,000	FirstMerit Corporation	5.875%	Baa2	-	2,526,000	303,120		2,829,120
324,100	35,000	59,300	418,400	General Electric Capital Corporation	4.875%	AA+	8,177,043	883,050	1,496,139		10,556,232
90,393	-	-	90,393	General Electric Capital Corporation	4.875%	AA+	2,276,096	-	-		2,276,096
140,372	9,000	10,565	159,937	General Electric Capital Corporation	4.700%	AA+	3,516,319	225,450	264,653		4,006,422
417,415	18,400	25,000	460,815	HSBC Holdings PLC	8.000%	Baa1	10,869,487	479,136	651,000		11,999,623
102,700	10,000	-	112,700	HSBC Holdings PLC	6.200%	Baa1	2,615,769	254,700	-		2,870,469

See accompanying notes to financial statements.

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
40,100	-	20,000	60,100	HSBC USA Inc.	6.500%	BBB+	$1,024,956	$-	$511,200		$1,536,156
768,094	624,000	-	1,392,094	ING Groep N.V	7.200%	Baa3	19,932,039	16,192,800	-		36,124,839
728,846	-	239,500	968,346	ING Groep N.V	7.050%	Baa3	18,862,534	-	6,198,260		25,060,794
-	-	10,000	10,000	ING Groep N.V	6.125%	Baa3	-	-	254,500		254,500
12,636	-	-	12,636	JPMorgan Chase & Company	6.300%	BBB-	323,608	-	-		323,608
80,000	118,603	-	198,603	JPMorgan Chase & Company	6.100%	BBB-	1,986,400	2,944,912	-		4,931,312
82,300	-	-	82,300	JPMorgan Chase & Company	5.500%	BBB-	1,991,660	-	-		1,991,660
-	-	48,500	48,500	JPMorgan Chase & Company	6.700%	BBB-	-	-	1,282,825		1,282,825
-	-	4,133	4,133	Merrill Lynch Capital Trust I	6.450%	BBB-	-	-	105,805		105,805
-	-	3,300	3,300	Merrill Lynch Capital Trust II	6.450%	BBB-	-	-	84,018		84,018
-	-	13,420	13,420	Merrill Lynch Capital Trust III	7.375%	BBB-	-	-	348,786		348,786
-	81,008	-	81,008	Merrill Lynch Preferred Capital Trust V	7.280%	BBB-	-	2,097,297	-		2,097,297
1,214,400	742,900	211,700	2,169,000	PNC Financial Services	6.125%	Baa2	33,456,720	20,466,894	5,832,335		59,755,949
100,990	-	-	100,990	Royal Bank of Scotland Group PLC	6.750%	BB-	2,552,017	-	-		2,552,017
-	25,950	52,500	78,450	Royal Bank of Scotland Group PLC	5.750%	B+	-	635,775	1,286,250		1,922,025
-	104,410	-	104,410	TCF Financial Corporation	7.500%	BB-	-	2,807,585	-		2,807,585
170,000	91,051	-	261,051	Wells Fargo & Company	5.850%	BBB	4,377,500	2,344,563	-		6,722,063

				Total Banks			153,273,307	67,164,523	26,585,368		247,023,198

				Capital Markets - 4.8%
60,000	-	-	60,000	Affiliated Managers Group Inc.	6.375%	BBB+	1,583,400	-	-		1,583,400
-	25,200	35,900	61,100	Affiliated Managers Group Inc.	5.250%	BBB+	-	637,560	908,270		1,545,830
130,000	200,000	40,000	370,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	3,268,200	5,028,000	1,005,600		9,301,800
1,284,535	513,146	265,363	2,063,044	Deutsche Bank Capital Funding Trust II	6.550%	BBB-	34,451,229	13,762,576	7,117,036		55,330,841
47,579	-	-	47,579	Deutsche Bank Contingent Capital Trust III	7.600%	BBB-	1,315,559	-	-		1,315,559
333,629	-	42,000	375,629	Goldman Sachs Group, Inc.	5.500%	Ba1	8,287,344	-	1,043,280		9,330,624
-	2,225	-	2,225	Goldman Sachs Group, Inc.	5.950%	Ba1	-	55,714	-		55,714
30,796	-	-	30,796	Morgan Stanley Capital Trust III	6.250%	Baa3	790,533	-	-		790,533
-	43,925	-	43,925	Morgan Stanley Capital Trust IV	6.250%	Baa3	-	1,125,798	-		1,125,798
2,800	-	-	2,800	Morgan Stanley Capital Trust V	5.750%	Baa3	70,504	-	-		70,504
1,800	-	-	1,800	Morgan Stanley Capital Trust VIII	6.450%	Baa3	45,990	-	-		45,990
790	-	-	790	Morgan Stanley	7.125%	Ba1	22,104	-	-		22,104
146,300	73,700	-	220,000	State Street Corporation	6.000%	Baa1	3,736,502	1,882,298	-		5,618,800
37,600	37,000	9,600	84,200	State Street Corporation	5.900%	Baa1	976,472	960,890	249,312		2,186,674
180,922	72,700	22,100	275,722	State Street Corporation	5.250%	Baa1	4,503,149	1,809,503	550,069		6,862,721

				Total Capital Markets			59,050,986	25,262,339	10,873,567		95,186,892

				Consumer Finance - 0.0%
-	-	1,100	1,100	Capital One Financial Corporation	6.000%	Baa3	-	-	27,786		27,786

				Diversified Telecommunication Services - 3.2%
184,004	143,506	26,409	353,919	Qwest Corporation	7.500%	BBB-	4,868,746	3,797,169	698,782		9,364,697
96,790	41,581	26,699	165,070	Qwest Corporation	7.375%	BBB-	2,520,412	1,082,769	695,242		4,298,423
383,205	101,300	72,881	557,386	Qwest Corporation	7.000%	BBB-	10,001,651	2,643,930	1,902,194		14,547,775
26,600	67,900	19,554	114,054	Qwest Corporation	7.000%	BBB-	701,442	1,790,523	515,639		3,007,604
216,000	77,156	24,600	317,756	Qwest Corporation	6.875%	BBB-	5,639,760	2,014,543	642,306		8,296,609
296,095	155,600	30,900	482,595	Qwest Corporation	6.125%	BBB-	7,446,789	3,913,340	777,135		12,137,264
234,900	144,342	54,100	433,342	Verizon Communications Inc.	5.900%	A-	6,121,494	3,761,553	1,409,846		11,292,893

				Total Diversified Telecommunication Services			37,300,294	19,003,827	6,641,144		62,945,265

See accompanying notes to financial statements.

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				Electric Utilities - 3.4%
360,400	178,000	40,000	578,400	Alabama Power Company, (4)	6.450%	A3	$9,528,075	$4,705,875	$1,057,500		$15,291,450
72,419	91,819	4,110	168,348	Duke Energy Capital Trust II	5.125%	Baa1	1,813,372	2,299,148	102,914		4,215,434
12,952	14,903	10,000	37,855	Entergy Arkansas Inc.	5.750%	A-	324,448	373,320	250,500		948,268
194,200	22,668	-	216,868	Entergy Arkansas Inc., (3)	4.750%	A-	4,598,656	536,778	-		5,135,434
60,296	-	-	60,296	Entergy Louisiana LLC	5.875%	A2	1,518,856	-	-		1,518,856
25,000	15,000	10,000	50,000	Entergy Louisiana LLC	5.250%	A2	628,000	376,800	251,200		1,256,000
56,142	-	17,600	73,742	Entergy Louisiana LLC	4.700%	A2	1,330,004	-	416,944		1,746,948
25,406	19,100	5,000	49,506	Entergy Mississippi Inc.	6.000%	A-	644,042	484,185	126,750		1,254,977
10,000	-	-	10,000	Gulf Power Company, (4)	5.600%	BBB+	1,010,068	-	-		1,010,068
152,000	92,100	-	244,100	Integrys Energy Group Inc.	6.000%	Baa1	4,199,760	2,544,723	-		6,744,483
145,100	64,800	27,800	237,700	Interstate Power and Light Company	5.100%	BBB	3,644,912	1,627,776	698,336		5,971,024
80,146	-	25,000	105,146	NextEra Energy Inc.	5.700%	BBB	2,026,892	-	632,250		2,659,142
152,000	-	106,671	258,671	NextEra Energy Inc.	5.625%	BBB	3,818,240	-	2,679,576		6,497,816
51,349	250,999	12,000	314,348	NextEra Energy Inc.	5.125%	BBB	1,239,051	6,056,606	289,560		7,585,217
28,540	185,974	-	214,514	NextEra Energy Inc. (3)	5.000%	BBB	673,829	4,390,846	-		5,064,675
-	5,102	1,227	6,329	PPL Capital Funding, Inc.	5.900%	BBB	-	131,070	31,522		162,592

				Total Electric Utilities			36,998,205	23,527,127	6,537,052		67,062,384

				Food Products - 0.5%
53,400	28,100	10,400	91,900	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	5,697,113	2,997,919	1,109,550		9,804,582

				Insurance - 12.5%
1,717,889	795,723	319,390	2,833,002	Aegon N.V	6.375%	Baa1	43,514,128	20,155,663	8,090,148		71,759,939
490,320	248,300	94,822	833,442	Aflac Inc.	5.500%	BBB+	12,258,000	6,207,500	2,370,550		20,836,050
175,500	93,814	31,300	300,614	Allstate Corporation, (3)	6.625%	BBB-	4,661,280	2,491,700	831,328		7,984,308
393,000	147,000	71,000	611,000	Allstate Corporation	5.100%	Baa1	10,218,000	3,822,000	1,846,000		15,886,000
-	5,569	-	5,569	Allstate Corporation	6.250%	BBB-	-	145,017	-		145,017
-	6,700	-	6,700	Allstate Corporation	5.625%	BBB-	-	169,979	-		169,979
147,456	57,100	43,900	248,456	American Financial Group	6.250%	Baa2	3,792,568	1,468,612	1,129,108		6,390,288
301,725	73,336	36,700	411,761	Arch Capital Group Limited	6.750%	BBB	8,001,747	1,944,871	973,284		10,919,902
74,981	10,965	11,500	97,446	Aspen Insurance Holdings Limited	7.250%	BBB-	1,957,004	286,187	300,150		2,543,341
210,600	156,458	51,683	418,741	Aspen Insurance Holdings Limited	5.950%	BBB-	5,391,360	4,005,325	1,323,085		10,719,770
496,950	226,594	47,000	770,544	Axis Capital Holdings Limited	6.875%	BBB	13,243,718	6,038,730	1,252,550		20,534,998
235,870	165,100	94,156	495,126	Axis Capital Holdings Limited	5.500%	BBB	5,795,326	4,056,507	2,313,413		12,165,246
409,482	231,787	90,100	731,369	Delphi Financial Group, Inc., (4)	7.376%	BBB-	10,121,904	5,729,497	2,227,164		18,078,565
-	125,430	84,800	210,230	Hartford Financial Services Group Inc.	7.875%	BBB-	-	3,912,162	2,644,912		6,557,074
11,249	-	-	11,249	PartnerRe Limited	7.250%	BBB+	310,585	-	-		310,585
26,900	46,984	36,506	110,390	PartnerRe Limited	5.875%	BBB+	698,862	1,220,644	948,426		2,867,932
4,000	-	-	4,000	Protective Life Corporation	6.250%	BBB	103,760	-	-		103,760
-	-	5,000	5,000	Protective Life Corporation	6.000%	BBB	-	-	128,850		128,850
317,875	166,360	63,344	547,579	Prudential PLC	6.750%	A-	8,261,571	4,323,696	1,646,311		14,231,578
280,000	104,100	32,000	416,100	Reinsurance Group of America Inc.	6.200%	BBB	7,924,000	2,946,030	905,600		11,775,630
74,028	-	77,739	151,767	RenaissanceRe Holdings Limited	5.375%	BBB+	1,813,686	-	1,904,606		3,718,292
125,600	86,839	26,026	238,465	Torchmark Corporation	5.875%	BBB+	3,205,312	2,216,131	664,184		6,085,627
79,181	126,900	34,592	240,673	W.R. Berkley Corporation	5.625%	BBB-	1,939,143	3,107,781	847,158		5,894,082

				Total Insurance			143,211,954	74,248,032	32,346,827		249,806,813

				Machinery - 1.1%
520,581	245,303	83,100	848,984	Stanley Black and Decker Inc.	5.750%	BBB+	13,394,549	6,311,646	2,138,163		21,844,358

See accompanying notes to financial statements.

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				Media - 0.3%
75,680	163,689	13,900	253,269	Comcast Corporation	5.000%	A-	$1,954,058	$4,226,450	$358,898		$6,539,406

				Multi-Utilities - 0.4%
109,804	-	21,400	131,204	DTE Energy Company	5.250%	Baa1	2,651,767	-	516,810		3,168,577
-	150,800	-	150,800	DTE Energy Company	6.500%	Baa1	-	4,047,472	-		4,047,472

				Total Multi-Utilities			2,651,767	4,047,472	516,810		7,216,049

				Real Estate Investment Trust - 8.0%
5,000	-	-	5,000	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	129,900	-	-		129,900
100,000	150,000	50,000	300,000	DDR Corporation	6.250%	Baa3	2,540,000	3,810,000	1,270,000		7,620,000
98,467	32,952	26,000	157,419	Digital Realty Trust Inc.	7.375%	Baa3	2,671,410	893,988	705,380		4,270,778
15,675	-	-	15,675	Digital Realty Trust Inc., (3)	7.000%	Baa3	405,983	-	-		405,983
69,868	32,987	11,019	113,874	Digital Realty Trust Inc.	5.875%	Baa3	1,694,299	799,935	267,211		2,761,445
-	13,300	-	13,300	Digital Realty Trust Inc.	6.625%	Baa3	-	339,948	-		339,948
3,203	19,843	-	23,046	Health Care REIT, Inc.	6.500%	Baa3	82,381	510,362	-		592,743
321,594	145,700	54,287	521,581	Hospitality Properties Trust	7.125%	Baa3	8,425,763	3,817,340	1,422,319		13,665,422
58,372	4,634	-	63,006	Kimco Realty Corporation	6.900%	Baa2	1,472,142	116,869	-		1,589,011
7,961	-	-	7,961	Kimco Realty Corporation	6.000%	Baa2	202,926	-	-		202,926
253,032	102,200	31,800	387,032	Kimco Realty Corporation	5.625%	Baa2	6,199,284	2,503,900	779,100		9,482,284
133,372	55,924	-	189,296	National Retail Properties Inc.	6.625%	Baa2	3,490,345	1,463,531	-		4,953,876
82,301	-	-	82,301	Prologis Inc., (4)	8.540%	BBB-	5,058,944	-	-		5,058,944
152,633	112,407	-	265,040	PS Business Parks, Inc.	6.450%	Baa2	3,995,932	2,942,815	-		6,938,747
494,061	199,493	109,199	802,753	PS Business Parks, Inc. (3)	6.000%	Baa2	12,598,556	5,087,072	2,784,575		20,470,203
8,418	-	-	8,418	PS Business Parks, Inc.	5.750%	Baa2	202,369	-	-		202,369
15,300	7,720	-	23,020	PS Business Parks, Inc.	5.700%	Baa2	364,140	183,736	-		547,876
-	12,235	10,000	22,235	PS Business Parks, Inc.	6.875%	Baa2	-	310,280	253,600		563,880
196,229	220,328	-	416,557	Public Storage, Inc., (5)	5.900%	A	4,958,707	5,567,689	-		10,526,396
3,400	-	-	3,400	Public Storage, Inc.	6.500%	A	87,924	-	-		87,924
220,000	-	-	220,000	Public Storage, Inc., (5)	6.375%	A	5,803,600	-	-		5,803,600
2,000	-	30,000	32,000	Public Storage, Inc., (5)	6.000%	A	50,940	-	764,100		815,040
105,000	22,083	-	127,083	Public Storage, Inc.	5.875%	A	2,639,700	555,167	-		3,194,867
203,125	104,063	12,000	319,188	Public Storage, Inc.	5.750%	A	5,011,094	2,567,234	296,040		7,874,368
20,000	9,000	-	29,000	Public Storage, Inc.	5.625%	A	499,400	224,730	-		724,130
139,683	-	99,300	238,983	Public Storage, Inc., (5)	5.200%	A3	3,376,138	-	2,400,081		5,776,219
95,600	235,318	18,600	349,518	Public Storage, Inc.	5.200%	A	2,296,312	5,652,338	446,772		8,395,422
-	22,656	-	22,656	Public Storage, Inc.	6.350%	A	-	583,165	-		583,165
183,646	268,800	117,100	569,546	Realty Income Corporation	6.625%	Baa2	4,868,455	7,125,888	3,104,321		15,098,664
146,600	128,400	-	275,000	Regency Centers Corporation	6.625%	Baa2	3,804,270	3,331,980	-		7,136,250
3,948	132,139	-	136,087	Senior Housing Properties Trust	5.625%	BBB-	93,568	3,131,694	-		3,225,262
117,720	74,186	8,422	200,328	Ventas Realty LP	5.450%	BBB+	2,979,493	1,877,648	213,161		5,070,302
-	109,700	57,400	167,100	Vornado Realty Trust (3)	5.700%	BBB-	-	2,717,269	1,421,798		4,139,067

				Total Real Estate Investment Trust			86,003,975	56,114,578	16,128,458		158,247,011

				Thrifts & Mortgage Finance - 0.1%
-	40,000	-	40,000	Astoria Financial Corporation	6.500%	Ba2	-	1,028,400	-		1,028,400

				U.S. Agency - 1.2%
144,000	65,000	20,000	229,000	Farm Credit Bank of Texas, 144A, (4)	6.750%	Baa1	15,007,507	6,774,221	2,084,376		23,866,104

				Wireless Telecommunication Services - 0.3%
2,150	18,300	70,400	90,850	Telephone and Data Systems Inc.	7.000%	BB+	55,362	471,226	1,812,800		2,339,388

See accompanying notes to financial statements.

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
81,428	28,000	31,000	140,428	Telephone and Data Systems Inc.	6.875%	BB+	$2,073,156	$712,880	$789,260		$3,575,296
5,000	-	-	5,000	Telephone and Data Systems Inc.	6.625%	BB+	126,749	-	-		126,749
-	-	765	765	United States Cellular Corporation	7.250%	Ba1	-	-	19,782		19,782
-	-	10,591	10,591	United States Cellular Corporation	6.950%	Ba1	-	-	267,739		267,739

				Total Wireless Telecommunication Services			2,255,267	1,184,106	2,889,581		6,328,954

				Total $25 Par (or similar) Retail Preferred (cost $530,977,877, $280,361,183, $102,005,771 and $913,344,831, respectively)			556,798,982	291,890,640	108,237,580		956,927,202

Principal Amount (000)								Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Maturity	Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				CORPORATE BONDS - 7.0% (5.0% of Total Investments)
				Banks - 2.6%
$-	$-	$1,400	$1,400	Barclays Bank PLC	7.750%	4/10/23	BBB-	$-	$-	$1,535,100		$1,535,100
1,000	-	250	1,250	Den Norske Bank	0.563%	2/18/35	Baa2	666,124	-	166,531		832,655
1,000	-	250	1,250	Den Norske Bank	0.482%	2/24/37	Baa2	633,000	-	158,250		791,250
19,000	10,000	5,000	34,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB-	20,128,125	10,593,750	5,296,875		36,018,750
-	-	2,000	2,000	JPMorgan Chase & Company	5.300%	11/01/65	BBB-	-	-	1,992,800		1,992,800
7,600	1,200	600	9,400	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	7,628,500	1,204,500	602,250		9,435,250
2,000	-	-	2,000	Societe Generale, Reg S	8.250%	12/31/49	BB+	2,140,000	-	-		2,140,000

30,600	11,200	9,500	51,300	Total Banks				31,195,749	11,798,250	9,751,806		52,745,805

				Capital Markets - 1.1%
8,500	6,000	1,700	16,200	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	9,392,500	6,630,000	1,878,500		17,901,000
1,700	300	910	2,910	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	1,864,152	328,968	997,870		3,190,990

10,200	6,300	2,610	19,110	Total Capital Markets				11,256,652	6,958,968	2,876,370		21,091,990

				Construction & Engineering - 0.6%
7,500	2,500	1,000	11,000	Hutchison Whampoa International 12 Limited, 144A, (3)	6.000%	11/07/62	BBB	7,930,425	2,643,475	1,057,390		11,631,290

				Electric Utilities - 0.1%
2,900	-	-	2,900	WPS Resource Corporation	6.110%	12/01/16	Baa1	2,552,000	-	-		2,552,000

				Insurance - 1.7%
2,800	1,900	700	5,400	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	3,654,000	2,479,500	913,500		7,047,000
-	5,000	-	5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	-	6,912,500	-		6,912,500
-	900	-	900	AXA, Reg S	5.500%	12/31/49	A3	-	908,895	-		908,895
2,300	1,100	2,750	6,150	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	2,888,244	1,381,334	3,453,334		7,722,912
6,300	1,700	-	8,000	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A-	7,308,000	1,972,000	-		9,280,000
-	1,870	-	1,870	Prudential PLC, Reg S	5.250%	3/23/63	A-	-	1,874,323	-		1,874,323

11,400	12,470	3,450	27,320	Total Insurance				13,850,244	15,528,552	4,366,834		33,745,630

				Multi-Utilities - 0.8%
11,100	500	-	11,600	RWE AG, Reg S	7.000%	10/12/72	BBB-	11,710,500	527,500	-		12,238,000
2,000	1,000	-	3,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	1,780,000	890,000	-		2,670,000

13,100	1,500	-	14,600	Total Multi-Utilities				13,490,500	1,417,500	-		14,908,000

See accompanying notes to financial statements.

Principal Amount (000)									Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Maturity		Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				Wireless Telecommunication Services - 0.1%
$1,600	$-	$-	$1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73		BB	$1,684,000	$-	$-		$1,684,000

$77,300	$33,970	$16,560	$127,830	Total Corporate Bonds (cost $79,277,708, $35,506,560, $17,202,968 and $131,987,236, respectively)					81,959,570	38,346,745	18,052,400		138,358,715

Principal Amount (000)/Shares									Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Maturity		Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
				$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED - 81.7% (58.2 of Total Investments)
				Banks - 32.2%
10,980	-	-	10,980	Bank of America Corporation	8.125%	N/A	(6)	BB+	$11,734,875	$-	$-		$11,734,875
2,394	23,850	8,150	34,394	Bank of America Corporation	8.000%	N/A	(6)	BB+	2,532,852	25,233,299	8,622,699		36,388,850
9,500	-	-	9,500	Bank of America Corporation, (3)	6.500%	N/A	(6)	BB+	9,808,750	-	-		9,808,750
3,400	200	-	3,600	Bank One Capital III	8.750%	9/01/30		Baa2	4,864,961	286,174	-		5,151,135
1,600	400	-	2,000	Barclays Bank PLC, 144A	6.860%	N/A	(6)	BBB-	1,812,000	453,000	-		2,265,000
17,575	6,917	5,060	29,552	Barclays PLC	7.434%	N/A	(6)	BB+	17,410,709	6,852,340	5,012,699		29,275,748
10,500	7,000	2,800	20,300	Barclays PLC	8.250%	N/A	(6)	BB+	11,239,904	7,493,269	2,997,308		21,730,481
1,200	-	2,400	3,600	Chase Capital Trust II, Series B	0.725%	2/01/27		Baa2	1,050,000	-	2,100,000		3,150,000
20,000	-	-	20,000	Chase Capital Trust III, Series C	0.777%	3/01/27		Baa2	17,475,000	-	-		17,475,000
5,400	2,600	500	8,500	Citigroup Capital III	7.625%	12/01/36		BBB-	6,719,463	3,235,297	622,173		10,576,933
5,500	2,750	1,000	9,250	Citigroup Inc.	5.950%	N/A	(6)	BB+	5,451,875	2,725,938	991,250		9,169,063
6,000	4,000	-	10,000	Citigroup Inc.	8.400%	N/A	(6)	BB+	6,817,500	4,545,000	-		11,362,500
5,500	4,500	1,000	11,000	Citizens Financial Group Inc., 144A	5.500%	N/A	(6)	BB+	5,397,425	4,416,075	981,350		10,794,850
-	37,500	-	37,500	Cobank Agricultural Credit Bank, 144A	6.250%	N/A	(6)	BBB+	-	3,918,750	-		3,918,750
-	3,800	-	3,800	CoreStates Capital Trust III, Series 144A	0.847%	2/15/27		A1	-	3,353,500	-		3,353,500
3,000	1,500	500	5,000	Credit Agricole SA, 144A	7.875%	N/A	(6)	BB+	3,112,563	1,556,282	518,761		5,187,606
-	985	3,000	3,985	First Chicago NBD Institutional Capital I	0.790%	2/01/27		Baa2	-	861,875	2,625,000		3,486,875
17,095	-	8,485	25,580	First Union Capital Trust II, Series A	7.950%	11/15/29		Baa1	22,777,566	-	11,305,505		34,083,071
3,200	-	1,600	4,800	General Electric Capital Corporation	6.250%	N/A	(6)	A+	3,474,560	-	1,737,280		5,211,840
35,500	25,400	6,500	67,400	General Electric Capital Corporation	7.125%	N/A	(6)	A+	41,046,875	29,368,749	7,515,624		77,931,248
2,800	-	-	2,800	General Electric Capital Corporation	6.375%	11/15/67		A+	2,999,500	-	-		2,999,500
10,000	1,515	2,400	13,915	Groupe BPCE	3.300%	N/A	(6)	BBB-	8,600,000	1,302,900	2,064,000		11,966,900
10,500	-	1,500	12,000	HSBC Bank PLC	0.688%	N/A	(6)	A3	6,588,750	-	941,250		7,530,000
5,500	-	1,500	7,000	HSBC Bank PLC	0.600%	N/A	(6)	A3	3,476,000	-	948,000		4,424,000
13,850	17,350	2,800	34,000	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A	(6)	Baa1	20,809,625	26,068,374	4,207,000		51,084,999
6,852	4,200	1,500	12,552	HSBC Financial Capital Trust IX	5.911%	11/30/35		BBB	6,862,278	4,206,300	1,502,250		12,570,828
7,800	3,200	-	11,000	JPMorgan Chase & Company	6.000%	N/A	(6)	BBB-	7,722,000	3,168,000	-		10,890,000
1,400	1,300	800	3,500	JPMorgan Chase & Company	5.150%	N/A	(6)	BBB-	1,326,220	1,231,490	757,840		3,315,550
2,800	4,300	1,800	8,900	JPMorgan Chase Capital XXIII	1.277%	5/15/47		Baa2	2,210,600	3,394,850	1,421,100		7,026,550
6,000	2,000	-	8,000	KeyCorp Capital III	7.750%	7/15/29		Baa2	7,169,898	2,389,966	-		9,559,864
1,802	3,218	1,100	6,120	Lloyd’s Banking Group PLC	7.500%	N/A	(6)	BB+	1,878,585	3,354,765	1,146,750		6,380,100
6,350	2,900	600	9,850	Lloyd’s Banking Group PLC, 144A	6.657%	N/A	(6)	Ba1	7,143,750	3,262,500	675,000		11,081,250
2,750	-	-	2,750	Lloyd’s Banking Group PLC, 144A	5.920%	N/A	(6)	Ba1	2,750,000	-	-		2,750,000
-	2,300	2,500	4,800	Lloyd’s Banking Group PLC, 144A	6.413%	N/A	(6)	Ba1	-	2,570,250	2,793,750		5,364,000
6,200	1,800	1,100	9,100	M&T Bank Corporation	6.375%	N/A	(6)	Baa1	6,339,500	1,840,500	1,124,750		9,304,750
26,000	14,000	4,500	44,500	M&T Bank Corporation	6.875%	N/A	(6)	Baa2	26,390,000	14,210,000	4,567,500		45,167,500

See accompanying notes to financial statements.

Principal Amount (000)/Shares									Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Maturity		Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
6,000	7,500	2,700	16,200	National Australia Bank, Reg S	8.000%	N/A	(6)	Baa1	$6,355,500	$7,944,375	$2,859,975		$17,159,850
3,700	-	-	3,700	Nordea Bank AB, 144A	6.125%	N/A	(6)	BBB	3,681,500	-	-		3,681,500
20,000	7,100	2,000	29,100	PNC Financial Services Inc.	6.750%	N/A	(6)	Baa2	22,200,000	7,881,000	2,220,000		32,301,000
3,400	4,300	-	7,700	Royal Bank of Scotland Group PLC	7.648%	N/A	(6)	BB	4,284,000	5,418,000	-		9,702,000
2,000	2,000	500	4,500	Societe Generale, 144A	7.875%	N/A	(6)	BB+	2,031,000	2,031,000	507,750		4,569,750
800	450	1,200	2,450	Societe Generale, 144A	1.033%	N/A	(6)	BB+	724,000	407,250	1,086,000		2,217,250
2,000	2,700	300	5,000	Societe Generale, Reg S	7.875%	N/A	(6)	BB+	2,031,000	2,741,850	304,650		5,077,500
6,450	5,050	4,800	16,300	Standard Chartered PLC, 144A	7.014%	N/A	(6)	Baa2	7,161,745	5,607,257	5,329,670		18,098,672
20,000	8,025	1,500	29,525	Wells Fargo & Company	7.980%	N/A	(6)	BBB	21,675,000	8,697,094	1,625,625		31,997,719

				Total Banks					355,137,329	202,027,269	81,112,509		638,277,107

				Capital Markets - 5.1%
9,000	3,100	-	12,100	Bank of New York Mellon Corporation	4.950%	N/A	(6)	Baa1	8,955,000	3,084,500	-		12,039,500
11,000	5,600	2,100	18,700	Charles Schwab Corporation	7.000%	N/A	(6)	BBB	12,748,010	6,489,896	2,433,711		21,671,617
14,600	7,500	2,200	24,300	Credit Suisse Group AG, 144A	7.500%	N/A	(6)	BB+	15,549,000	7,987,500	2,343,000		25,879,500
6,300	500	1,700	8,500	Credit Suisse Guernsey, Reg S	7.875%	2/24/41		BBB-	6,599,250	523,750	1,780,750		8,903,750
750	2,500	250	3,500	Goldman Sachs Group Inc.	5.700%	N/A	(6)	Ba1	757,260	2,524,200	252,420		3,533,880
1,200	800	800	2,800	Macquarie PMI LLC, Reg S	8.375%	N/A	(6)	Ba1	1,217,404	811,602	811,602		2,840,608
4,000	150	2,000	6,150	Morgan Stanley	5.550%	N/A	(6)	Ba1	3,980,000	149,250	1,990,000		6,119,250
14,686	6,300	1,795	22,781	State Street Capital Trust IV	1.283%	6/15/37		A3	12,795,178	5,488,875	1,563,894		19,847,947

				Total Capital Markets					62,601,102	27,059,573	11,175,377		100,836,052

				Diversified Financial Services - 2.5%
2,861	-	-	2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27		BBB-	3,562,002	-	-		3,562,002
23,730	7,893	2,200	33,823	Rabobank Nederland, 144A	11.000%	N/A	(6)	Baa2	29,788,269	9,908,083	2,761,660		42,458,012
2,300	1,100	500	3,900	Voya Financial Inc.	5.650%	5/15/53		Baa3	2,349,680	1,123,760	510,800		3,984,240

				Total Diversified Financial Services					35,699,951	11,031,843	3,272,460		50,004,254

				Electric Utilities - 2.1%
15,900	7,200	3,000	26,100	Electricite de France, 144A	5.250%	N/A	(6)	A-	16,297,500	7,380,000	3,075,000		26,752,500
5,000	2,400	450	7,850	FPL Group Capital Inc.	6.650%	6/15/67		BBB	4,327,450	2,077,176	389,471		6,794,097
7,700	1,500	-	9,200	PPL Capital Funding Inc.	6.700%	3/30/67		BBB	6,741,350	1,313,250	-		8,054,600

				Total Electric Utilities					27,366,300	10,770,426	3,464,471		41,601,197

				Industrial Conglomerates - 0.1%
1,600	-	900	2,500	General Electric Capital Trust I	6.375%	11/15/67		A+	1,714,416	-	964,359		2,678,775

				Insurance - 33.1%
800	698	2,100	3,598	Ace Capital Trust II	9.700%	4/1/2030		A-	1,172,400	1,022,919	3,077,550		5,272,869
6,200	4,200	2,400	12,800	AG Insurance SA/NV, Reg S	6.750%	N/A	(6)	BBB+	6,654,150	4,507,650	2,575,800		13,737,600
6,400	2,600	800	9,800	AIG Life Holdings Inc.	8.500%	7/01/30		BBB	8,902,470	3,616,629	1,112,809		13,631,908
1,200	-	-	1,200	Allstate Corporation	6.500%	5/15/57		Baa1	1,347,000	-	-		1,347,000
2,000	1,700	700	4,400	Allstate Corporation	5.750%	8/15/53		Baa1	2,090,000	1,776,500	731,500		4,598,000
6,805	3,600	3,200	13,605	American International Group, Inc.	8.175%	5/15/58		BBB	9,118,700	4,824,000	4,288,000		18,230,700
11,350	4,000	1,200	16,550	AXA SA	8.600%	12/15/30		A3	15,237,375	5,370,000	1,611,000		22,218,375
9,450	4,880	4,300	18,630	AXA SA, 144A	6.380%	N/A	(6)	Baa1	10,040,625	5,185,000	4,568,750		19,794,375
17,159	8,395	3,200	28,754	Catlin Insurance Company Limited, 144A	7.249%	N/A	(6)	BBB+	15,957,870	7,807,350	2,976,000		26,741,220
6,500	3,250	1,250	11,000	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A	(6)	A-	7,556,250	3,778,125	1,453,125		12,787,500
2,500	1,300	400	4,200	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A	(6)	A-	2,606,250	1,355,250	417,000		4,378,500
1,200	-	-	1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37		BBB	1,174,500	-	-		1,174,500

See accompanying notes to financial statements.

Principal Amount (000)/Shares									Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Maturity		Ratings (2)	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments	Pro Forma Combined Fund
16,150	-	-	16,150	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67		BBB-	$14,979,125	$-	$-		$14,979,125
2,600	5,500	-	8,100	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34		A-	2,892,786	6,119,355	-		9,012,141
6,600	3,800	1,850	12,250	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46		A-	6,732,000	3,876,000	1,887,000		12,495,000
2,488	-	-	2,488	Hartford Financial Services Group Inc.	8.125%	6/15/38		BBB-	2,805,220	-	-		2,805,220
13,669	6,700	-	20,369	Liberty Mutual Group, 144A, (3)	7.000%	3/15/37		Baa3	14,010,725	6,867,500	-		20,878,225
10,481	7,060	800	18,341	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37		Baa3	12,419,985	8,366,100	948,000		21,734,085
2,500	2,500	-	5,000	Lincoln National Corporation	6.050%	4/20/67		BBB	2,250,000	2,250,000	-		4,500,000
16,600	6,300	3,200	26,100	MetLife Capital Trust IV, 144A	7.875%	12/15/37		BBB	20,750,000	7,875,000	4,000,000		32,625,000
31,100	600	-	31,700	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38		BBB	43,533,780	839,880	-		44,373,660
2,000	1,000	-	3,000	MetLife Inc.	10.750%	8/1/2039		BBB	3,166,000	1,583,000	-		4,749,000
23,754	12,650	5,500	41,904	National Financial Services Inc.	6.750%	5/15/37		Baa2	24,917,946	13,269,850	5,769,500		43,957,296
8,200	4,100	300	12,600	Nippon Life Insurance Company, 144A	5.100%	10/16/44		A-	8,540,300	4,270,150	312,450		13,122,900
4,200	2,225	818	7,243	Oil Insurance Limited, 144A	3.263%	N/A	(6)	Baa1	3,612,000	1,913,500	703,480		6,228,980
3,750	-	-	3,750	Provident Financing Trust I	7.405%	3/15/38		Baa3	4,350,000	-	-		4,350,000
30,400	19,100	4,100	53,600	Prudential Financial Inc.	5.625%	6/15/43		BBB+	31,571,920	19,836,305	4,258,055		55,666,280
6,400	1,125	1,200	8,725	Prudential Financial Inc.	5.875%	9/15/42		BBB+	6,768,000	1,189,688	1,269,000		9,226,688
1,135	-	305	1,440	Prudential Financial Inc.	8.875%	6/15/38		BBB+	1,326,531	-	356,469		1,683,000
14,250	7,100	3,800	25,150	Prudential PLC, Reg S	6.500%	N/A	(6)	A-	14,474,438	7,211,825	3,859,850		25,546,113
-	-	2,300	2,300	Prudential PLC, Reg S	7.750%	N/A	(6)	A-	-	-	2,397,750		2,397,750
29,870	15,075	5,800	50,745	QBE Capital Funding Trust II, 144A	7.250%	5/24/41		BBB	32,931,675	16,620,188	6,394,500		55,946,363
20,500	10,000	4,000	34,500	Sompo Japan Insurance, 144A	5.325%	3/28/73		A-	21,730,000	10,600,000	4,240,000		36,570,000
5,000	2,500	1,000	8,500	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73		A3	5,618,750	2,809,375	1,123,750		9,551,875
13,400	4,000	2,200	19,600	Swiss Re Capital I, 144A	6.854%	N/A	(6)	A	13,748,400	4,104,000	2,257,200		20,109,600
1,400	2,800	300	4,500	Swiss Re Capital I, Reg S	6.854%	N/A	(6)	A	1,436,400	2,872,800	307,800		4,617,000
8,080	-	900	8,980	White Mountains Insurance Group, 144A	7.506%	N/A	(6)	BB+	8,261,800	-	920,250		9,182,050
6,000	9,200	2,000	17,200	XLIT Limited	3.687%	N/A	(6)	BBB-	5,060,624	7,759,625	1,686,875		14,507,124
21,257	6,970	2,154	30,381	ZFS Finance USA Trust V, 144A	6.500%	5/09/37		A	21,841,567	7,161,675	2,213,236		31,216,478

				Total Insurance					411,587,562	176,639,239	67,716,699		655,943,500

				Machinery - 0.3%
3,450	1,500	1,050	6,000	Stanley Black & Decker Inc.	5.750%	12/15/53		BBB+	3,695,813	1,606,875	1,124,813		6,427,501

				Multi-Utilities - 0.5%
6,400	2,300	500	9,200	Dominion Resources Inc.	7.500%	6/30/66		BBB	5,769,600	2,073,450	450,751		8,293,801
-	2,000	900	2,900	Dominion Resources Inc.	2.583%	9/30/66		BBB	-	1,796,762	808,544		2,605,306

				Total Multi-Utilities					5,769,600	3,870,212	1,259,295		10,899,107

				Real Estate Investment Trust - 0.2%
2,772	950	-	3,722	Sovereign Capital Trusts	7.908%	6/13/36		Ba1	2,866,306	982,320	-		3,848,626

				Road & Rail - 1.5%
11,400	10,900	3,185	25,485	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55		BBB	12,882,000	12,317,000	3,599,050		28,798,050

				Thrifts & Mortgage Finance - 0.1%
-	2,000	-	2,000	Caisse Nationale Des Caisses d’Epargne et de Prevoyance, Reg S	6.750%	N/A	(6)	BBB-	-	2,017,000	-		2,017,000

				U.S. Agency - 0.3%
1,700	3,400	-	5,100	Farm Credit Bank of Texas, 144A	10.000%	N/A	(6)	Baa1	2,125,000	4,250,000	-		6,375,000

				Wireless Telecommunication Services - 3.7%
36,228	15,250	7,260	58,738	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20		BBB-	44,843,471	18,876,641	8,986,518		72,706,630

				Total $1,000 Par (or similar) Institutional Preferred (cost $887,980,293, $434,315,200, $168,680,761 and $1,490,976,254, respectively)					966,288,850	471,448,398	182,675,551		1,620,412,799

See accompanying notes to financial statements.

Shares							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1), (7)			Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments		Pro Forma Combined Fund
				INVESTMENT COMPANIES - 1.2% (0.7% of Total Investments)
599,835	252,950	113,786	966,571	Blackrock Credit Allocation Income Trust IV			$7,461,947	$3,146,698	$1,415,498			$12,024,143
395,914	198,566	75,864	670,344	John Hancock Preferred Income Fund III			6,754,293	3,387,536	1,294,240			11,436,069

				Total Investment Companies (cost $21,285,098, $9,446,348, $4,039,915 and $34,771,361, respectively)			14,216,240	6,534,234	2,709,738			23,460,212

				Total Long-Term Investments (cost $1,524,525,101, $767,166,610, $291,929,415 and $2,583,621,126, respectively)			1,624,389,715	815,768,458	311,675,269			2,751,833,442

Principal Amount (000)							Value
Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Combined Fund	Description (1)	Coupon	Maturity	Acquiring Fund	Quality Preferred	Quality Preferred 3	Pro Forma Adjustments		Pro Forma Combined Fund
				SHORT-TERM INVESTMENTS - 1.7% (1.2% of Total Investments)
				REPURCHASE AGREEMENTS - 1.7% (1.2% of Total Investments)
$16,042	$-	$-	$16,042	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $16,042,377, collateralized by $14,155,000 U.S. Treasury Notes, 3.625%, due 8/15/43, value $16,366,719	0.000%	8/03/15	$16,042,377	$-	$-			$16,042,377
-	13,998	-	13,998	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $13,998,041, collateralized by $13,645,000 U.S. Treasury Notes, 3.125%, due 2/15/43, value $14,280,857	0.000%	8/03/15	-	13,998,041	-			13,998,041
-	-	3,935	3,935	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $3,934,567, collateralized by $3,475,000 U.S. Treasury Notes, 3.625%, due 8/15/43, value $4,017,969	0.000%	8/03/15	-	-	3,934,567			3,934,567

				Total Short-Term Investments (cost $16,042,377, $13,998,041, $3,934,567 and $33,974,985, respectively)			16,042,377	13,998,041	3,934,567			33,974,985

				Total Investments (cost $1,540,567,478, $781,164,651, $295,863,982 and $2,617,596,111 respectively) - 140.5%			1,640,432,092	829,766,499	315,609,836			2,785,808,427

				Borrowings - (49.4)% (8), (9)			(465,800,000)	(235,000,000)	(89,000,000)	(189,200,000	) (12)	(979,000,000)

				Other Assets Less Liabilities - 8.9% (10)			(373,296)	(4,642,903)	(922,219)	181,970,430	(12),(13),(14)	176,032,012

				Net Assets Applicable to Common Shares - 100%			$1,174,258,796	$590,123,596	$225,687,617	$(7,229,570)		$1,982,840,439

See accompanying notes to financial statements.

Investments in Derivatives as of July 31, 2015

Acquiring Fund
Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$134,344,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(1,460,894)
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,988,774)

	$268,688,000							$(3,449,668)

Quality Preferred
Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$67,587,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(734,960)
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,000,530)

	$135,174,000							$(1,735,490)

Quality Preferred
Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$25,638,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(278,795)
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(379,534)

	$51,276,000							$(658,329)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Investment, or a portion of investment, is out on loan. The total value of investments hypothecated as of the end of the reporting period was $113,580,066, $3,679,580 and $2,098,360, respectively.
(4)	For fair value measurement disclosure purposes, investment classified as Level 2.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(6)	Perpetual security. Maturity date is not applicable.
(7)	A copy of the most recent financial statements for the investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(8)	Borrowings as a percentage of Total Investments is 49.4%.
(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $943,101,946, $479,463,499 and $183,209,178, respectively, have been pledged as collateral for borrowings.
(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

See accompanying notes to financial statements.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(12)	Represents the increase in borrowings that will be implemented once the Reorganizations occur.
(13)	Non-recurring costs associated with the proposed Reorganization, which are estimated to be $1,810,000, of which $1,030,000, $550,000 and $230,000 will be borne by the Acquiring Fund, Quality Preferred and Quality Preferred 3, respectively.
(14)	Assumes that Quality Preferred and Quality Preferred 3 make net investment income distributions of$4,694,255 and $725,315, respectively.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
REIT	Real Estate Investment Trust
USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Pro Forma Statement of

Assets and Liabilities	July 31, 2015 (Unaudited)

	Acquiring Fund	Quality Preferred	Quality Preferred 3	Reorganization Adjustments		Pro Forma Combined Fund
Assets
Long-term investments, at value (cost $1,524,525,101, $767,166,610, $291,929,415, and $2,583,621,126, respectively)	$1,624,389,715	$815,768,458	$311,675,269			$2,751,833,442
Short-term investments, at value (cost approximates value)	16,042,377	13,998,041	3,934,567			33,974,985
Cash	—	3,928,125	—	$189,200,000	(a)	193,128,125
Receivables for:						—
Dividends	1,180,129	706,345	227,477			2,113,951
Interest	13,316,676	5,644,427	2,118,961			21,080,064
Reclaims	115,065	—	—			115,065
Other assets	280,302	146,030	55,832			482,164
Total assets	1,655,324,264	840,191,426	318,012,106	189,200,000		3,002,727,796
Liabilities
Borrowings	465,800,000	235,000,000	89,000,000	189,200,000	(a)	979,000,000
Unrealized depreciation on interest rate swaps	3,449,668	1,735,490	658,329			5,843,487
Payable for:						—
Dividends	6,874,534	3,517,512	1,308,075	5,419,570	(d)	17,119,691
Investments purchased	3,249,632	8,927,145	999,804			13,176,581
Accrued expenses:
Interest on borrowings	26,825	13,533	5,125			45,483
Management fees	1,161,129	597,428	230,162			1,988,719
Trustees fees	261,389	135,581	51,699			448,669
Other	242,291	141,141	71,295			454,727
Reorganization costs	—	—	—	1,810,000	(b)	1,810,000
Total liabilities	481,065,468	250,067,830	92,324,489	196,429,570		1,019,887,357
Net assets applicable to common shares	$1,174,258,796	$590,123,596	$225,687,617	$(7,229,570)		$1,982,840,439
Common shares outstanding	120,393,013	64,658,447	23,670,657	(5,249,407	) (c)	203,472,710
Net asset value (“NAV”) per common share outstanding	$9.75	$9.13	$9.53			$9.74
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per shares	$1,203,930	$646,584	$236,707	$(52,494	) (c)	$2,034,727
Paid-in surplus	1,688,438,242	882,069,020	328,993,560	(1,757,506	) (b)	2,897,743,316
Undistributed (Over-distribution of) net investment income	10,224,717	4,315,676	68,277	(5,419,570	) (d)	9,189,100
Accumulated net realized gain (loss)	(622,023,039)	(343,774,042)	(122,698,452)			(1,088,495,533)
Net unrealized appreciation (depreciation)	96,414,946	46,866,358	19,087,525			162,368,829
Net assets applicable to common shares	$1,174,258,796	$590,123,596	$225,687,617	$(7,229,570)		$1,982,840,439
Authorized shares:
Common	Unlimited	Unlimited	Unlimited			Unlimited
Preferred	Unlimited	Unlimited	Unlimited			Unlimited

(a)	Represents the increase in borrowings that will be implemented once the Reorganizations occur.

(b)	Non-recurring costs associated with the proposed Reorganization, which are estimated to be $1,810,000, of which $1,030,000, $550,000 and $230,000 will be borne by the Acquiring Fund, Quality Preferred, and Quality Preferred 3, respectively.

(c)	Assumes the issuance of 60,018,404 and 23,061,293 Acquiring Fund common shares in exchange for the net assets of Quality Preferred and Quality Preferred 3, respectively, after a reduction for the costs and distributions associated with the proposed Reorganization.

(d)	Assumes that the Quality Preferred and Quality Preferred 3 make net investment income distributions of $4,694,255 and $725,315, respectively.

See Accompanying Notes to Pro Forma Financial Statements.

S-67	Nuveen Investments

Pro Forma Statement of

Operations	Year ended July 31, 2015 (Unaudited)

	Acquiring Fund	Quality Preferred	Quality Preferred 3	Reorganization Adjustments		Pro Forma Combined Fund
Investment Income
Dividends	$39,775,855	$20,583,491	$7,657,728			$68,017,074
Interest	61,467,930	30,493,444	11,435,527			103,396,901
Other	709,423	357,863	135,354			1,202,640
Total investment income	101,953,208	51,434,798	19,228,609			$172,616,615
Expenses
Management fees	13,819,076	7,107,970	2,735,599	465,505	(a)	24,128,150
Interest expense on borrowings	4,814,702	2,427,848	920,136	1,957,035	(b)	10,119,721
Custodian fees	220,466	121,708	59,502	(36,581	) (c)	365,095
Trustees fees	50,339	25,423	9,824			85,586
Professional fees	101,895	65,710	42,963	(59,822	) (c)	150,746
Shareholder reporting expenses	230,199	127,556	50,299	(41,129	) (c)	366,925
Shareholder servicing agent fees	5,799	4,310	1,188			11,297
Stock exchange listing fees	38,797	20,837	8,315	(29,152	) (c)	38,797
Investor relations expenses	65,507	29,543	14,854			109,904
Other	170,238	169,932	132,659	(3,668	) (c)	469,161
Total expenses before fee reimbursement	19,517,018	10,100,837	3,975,339	2,252,188		35,845,382
Expense reimbursement	(22,580)	(23,147)	(21,589)			(67,316)
Net expenses	19,494,438	10,077,690	3,953,750	2,252,188		35,778,066
Net investment income (loss)	82,458,770	41,357,108	15,274,859	(2,252,188)		136,838,549
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,886,183	4,656,299	1,323,244			8,865,726
Swaps	(2,270,269)	(1,138,627)	(433,027)			(3,841,923)
Change in net unrealized appreciation (depreciation) of:
Investments	(10,869,655)	(5,190,317)	(513,153)			(16,573,125)
Swaps	(7,688,673)	(3,871,275)	(1,467,500)			(13,027,448)
Net realized and unrealized gain (loss)	(17,942,414)	(5,543,920)	(1,090,436)			(16,869,371)
Net increase (decrease) in net assets applicable to common shares from operations	$64,516,356	$35,813,188	$14,184,423	$(2,252,188)		$119,969,178

(a)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Pro Forma Combined Fund and an increase in managed assets due to the increase in borrowings that will be implemented once the Reorganizations occur.

(b)	Reflects the interest expense related to the increase in borrowings that will be implemented once the Reorganizations occur.

(c)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

See Accompanying Notes to Pro Forma Financial Statements.

Nuveen Investments	S-68

Notes to

Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganizations of Nuveen Quality Preferred Income Fund (“Quality Preferred”), and Nuveen Quality Preferred Income Fund 3 (“Quality Preferred 3”) (collectively, the “Target Funds”), into Nuveen Quality Preferred Income Fund 2 (the “Acquiring Fund”) (the “Reorganizations”). The Acquiring Fund and the Target Funds are registered as diversified, closed-end management investment companies.

The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of July 31, 2015.

Under the terms of the Reorganizations, the combination of the Target Funds and the Acquiring Fund (the “Pro Forma Combined Fund”) will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganizations. The Reorganizations will be accomplished by an acquisition of substantially all the assets and the assumption of substantially all the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Funds’ shareholders in complete liquidation of the Target Funds.

The Pro Forma Statement of Assets and Liabilities and the Pro Forma Statement of Operations are presented for the Acquiring Fund, Target Funds and the Pro Forma Combined Fund for the period from August 1, 2014 through July 31, 2015 (the “reporting period” or “the current fiscal period”).

Following the Reorganizations, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio manager, portfolio compositions, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund in effect following the Reorganizations, as described in the Joint Proxy Statement/Prospectus. In accordance with the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Reorganizations will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. If the Reorganizations had occurred as of July 31, 2015, the Acquiring Fund and Target Funds would have been required to dispose of less than 5% of their portfolios in order to comply with the Pro Forma Combined Fund’s investment policies and restrictions. After the closings of the Reorganizations, the Acquiring Fund is expected to reposition the combined portfolio to take advantage of its ability to hold a greater percentage of lower rated securities. To the extent that portfolio holdings are sold before or after the closing of the Reorganizations, the Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders (including former Target Fund shareholder who hold shares of the Acquiring Fund following the Reorganizations). If such repositioning had been completed as of [XXX], 2015, the repositioning would have resulted in net realized [losses].

The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of the Target Funds and the Acquiring Fund included in their annual reports dated July 31, 2015.

2. General Information and Significant Accounting Policies

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

The shares of the Pro Forma Combined Fund will trade on the New York Stock Exchange (“NYSE”) under the ticker symbol JPS.

Investment Adviser

The Pro Forma Combined Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Pro Forma Combined Fund’s overall investment strategy and asset allocation

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Notes to Pro Forma Financial Statements (Unaudited) (continued)

decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolio of the Pro Forma Combined Fund. The Adviser is responsible for overseeing the Pro Forma Combined Fund’s investments in swap contracts.

Investment Objectives and Principal Investment Strategies

The Pro Forma Combined Fund’s investment objective is high current income consistent with capital preservation. The Pro Forma Combined Fund’s secondary investment objective is to enhance portfolio value. The Pro Forma Combined Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of the Pro Forma Combined Fund’s total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

The Pro Forma Combined Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Pro Forma Combined Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Pro Forma Combined Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Pro Forma Combined Fund had $9,248,456 of outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Pro Forma Combined Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Pro Forma Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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Indemnifications

Under the Pro Forma Combined Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Pro Forma Combined Fund. In addition, in the normal course of business, the Pro Forma Combined Fund enters into contracts that provide general indemnifications to other parties. The Pro Forma Combined Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Pro Forma Combined Fund that have not yet occurred. However, the Pro Forma Combined Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Pro Forma Combined Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Pro Forma Combined Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Pro Forma Combined Fund manages its cash collateral and securities collateral on a counterparty basis.

The Pro Forma Combined Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Pro Forma Combined Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics

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Notes to Pro Forma Financial Statements (Unaudited) (continued)

considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Pro Forma Combined Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Pro Forma Combined Fund’s NAV is determined, or if under the Pro Forma Combined Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Pro Forma Combined Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of Pro Forma Combined Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$12,674,514	$—		$—	$12,674,514
$25 Par (or similar) Retail Preferred	867,414,615	89,512,587	**	—	956,927,202
Corporate Bonds	—	138,358,715		—	138,358,715
$1,000 Par (or similar) Institutional Preferred	—	1,620,412,799		—	1,620,412,799
Investment Companies	23,460,212	—		—	23,460,212

Short-Term Investments:
Repurchase Agreements	—	33,974,985		—	33,974,985

Investments in Derivatives:
Interest Rate Swaps***	—	(5,843,487)		—	(5,843,487)
Total	$903,549,341	$1,876,415,599		$—	$2,779,964,940

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*	Refer to the Pro Forma Portfolio of Investments for industry classifications.
**	Refer to the Pro Forma Portfolio of Investments for breakdown of securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Pro Forma Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Pro Forma Combined Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Pro Forma Combined Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Pro Forma Combined Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Pro Forma Combined Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Pro Forma Combined Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Pro Forma Combined Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Pro Forma Combined Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments” on the Pro Forma Statement of Operations, when applicable.

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Notes to Pro Forma Financial Statements (Unaudited) (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments” on the Pro Forma Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Pro Forma Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Pro Forma Combined Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Pro Forma Combined Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$33,974,985	$(33,974,985)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Pro Forma Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Pro Forma Combined Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Pro Forma Combined Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Pro Forma Combined Fund. The Pro Forma Combined Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Pro Forma Combined Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve the Pro Forma Combined Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Pro Forma Combined Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Pro Forma Combined Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Pro Forma Combined Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Pro Forma Combined Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Pro Forma Combined Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Pro Forma Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

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Upon the execution of an exchanged-cleared swap contract, in certain instances the Pro Forma Combined Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Pro Forma Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate the Pro Forma Combined Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Pro Forma Combined Fund has unrealized appreciation, the clearing broker will credit the Pro Forma Combined Fund’s account with an amount equal to the appreciation. Conversely, if the Pro Forma Combined Fund has unrealized depreciation, the clearing broker will debit the Pro Forma Combined Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Pro Forma Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Pro Forma Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Pro Forma Statement of Assets and Liabilities.

During the current fiscal period, the Pro Forma Combined Fund continued to use interest swap contracts to partially hedge the interest cost of leverage, which the Pro Forma Combined Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was $507,395,500. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Pro Forma Combined Fund as of the end of the reporting period, the location of these instruments on the Pro Forma Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(5,843,487)

The following table presents the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPMorgan	$—	$(5,843,487)	$—	$(5,843,487)	$5,038,475	$(805,012)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Pro Forma Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Pro Forma Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(3,841,923)	$(13,027,448)

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Notes to Pro Forma Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Pro Forma Combined Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Pro Forma Combined Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Pro Forma Combined Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Pro Forma Combined Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Pro Forma Combined Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Pro Forma Combined Fund has an unrealized loss, the Pro Forma Combined Fund has instructed the custodian to pledge assets of the Pro Forma Combined Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

The Pro Forma Combined Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing it to issue additional common shares, through its equity shelf program (“Shelf Offering”), which is not yet effective.

Under this Shelf Offering, the Pro Forma Combined Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above its NAV per common share.

Costs incurred by the Pro Forma Combined Fund in connection with its initial Shelf Offering will be recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Pro Forma Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such shares, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Pro Forma Statement of Operations. Any additional costs the Pro Forma Combined Fund may incur in connection with its Shelf Offerings will be expensed as incurred.

During the current fiscal period, the Pro Forma Combined Fund did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed the Pro Forma Combined Fund for half of the costs incurred in connection with the Shelf Offerings, which is recognized as “Expense reimbursement” on the Pro Forma Statement of Operations.

The Pro Forma Combined Fund is authorized to repurchase common shares at the discretion of the Adviser.

6. Income Tax Information

The Pro Forma Combined Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Pro Forma Combined Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Pro Forma Combined Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in

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recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Pro Forma Combined Fund.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,637,664,265
Gross unrealized:
Appreciation	$192,226,837
Depreciation	(44,082,675)
Net unrealized appreciation (depreciation) of investments	$148,144,162

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Pro Forma Combined Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$27,286,270
Undistributed net long-term capital gains	—

[1]    Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015, paid on August 3, 2015, or the pro forma distributions presented on the Pro Forma Statement of Assets and Liabilities.

As of July 31, 2015, the Pro Forma Combined Fund’s tax year end, the Pro Forma Combined Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Pro Forma Combined Fund.

Expiration:
July 31, 2016	$245,078,239
July 31, 2017	488,665,764
July 31, 2018	321,212,384
July 31, 2019	10,696,373
Not subject to expiration	—
Total	$1,065,652,760

The Pro Forma Combined Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

Post-October capital losses[2]	$3,587,653
Late-year ordinary losses[3]	—

[2]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Pro Forma Combined Fund’s tax year end.
[3]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

The Pro Forma Combined Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Pro Forma Combined Fund from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Pro Forma Combined Fund.

The Pro Forma Combined Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Pro Forma Combined Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables shareholders to benefit from growth in the assets within their respective fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

S-77	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for the Pro Forma Combined Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

The annual complex-level fee, payable monthly, for the Pro Forma Combined Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2015, the complex-level fee rate for the Pro Forma Combined Fund was 0.1639%.

The Pro Forma Combined Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Pro Forma Combined Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

The Pro Forma Combined Fund has entered into a prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of leverage. As of the end of the reporting period, the Pro Forma Combined Fund’s outstanding balance on its Borrowings was $979,000,000 (which includes the increase in borrowings that will be implemented once the Reorganizations occur).

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Pro Forma Combined Fund’s Borrowings were $978,343,013 (which includes the increase in borrowings that will be implemented once the Reorganizations occur) and 1.02%, respectively.

In order to maintain these Borrowings, the Pro Forma Combined Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Pro Forma Combined Fund’s portfolio of investments (“Pledged Collateral”). Interest is charged on these Borrowings at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, the Pro Forma Combined Fund is only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Nuveen Investments	S-78

Borrowings outstanding are recognized as “Borrowings” on the Pro Forma Statement of Assets and Liabilities. Interest expense incurred on the Pro Forma Combined Fund’s borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Pro Forma Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Pro Forma Combined Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Pro Forma Combined Fund’s total assets. The Pro Forma Combined Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Pro Forma Combined Fund may also recall Hypothecated Securities on demand.

The Pro Forma Combined Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Pro Forma Combined Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Pro Forma Combined Fund’s income generating potential may decrease. Even if the Pro Forma Combined Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Pro Forma Combined Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Pro Forma Combined Fund had Hypothecated Securities of $119,358,006.

The Pro Forma Combined Fund earns Rehypothecation Fees, which are recognized as “Other income” on the Pro Forma Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by the Pro Forma Combined Fund were $1,202,640.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Pro Forma Combined Fund’s financial statement disclosures.

S-79	Nuveen Investments

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.         Nature of and provisions of the obligation; and

3.         Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

A-5

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

A-6

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

A-7

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

A-8

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report July 31, 2015

JTP
Nuveen Quality Preferred Income Fund

JPS
Nuveen Quality Preferred Income Fund 2

JHP
Nuveen Quality Preferred Income Fund 3

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Quality Preferred Income Fund (JTP)

Nuveen Quality Preferred Income Fund 2 (JPS)

Nuveen Quality Preferred Income Fund 3 (JHP)

The Funds are sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. Here Mark and Phil discuss U.S. economy and equity markets, their management strategy and the performance of the Funds for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

At the start of the reporting period, the Federal Open Market Committee raised concern over potential excesses created by its highly accommodative monetary policies, which led to a shallow correction in the S&P 500® late last summer and early fall. Deflation and slow growth has kept both the European Central Bank (ECB) and the Bank of Japan (BOJ) in accommodative positions. The ECB began a quantitative easing (QE) program in March and the BOJ has one well underway. The implication of easy money from the foreign central banks is that the U.S. economy becomes a marginal loser as its exports (and corporate earnings translations) slow from persistent U.S. dollar strength. In addition, plummeting oil prices only adds more uncertainty to the geopolitical balance and investment in U.S. production. Long U.S. Treasury bond yields dropped by 110 basis points (bps) during the reporting period to an all-time low of just 2.22% and then rose by 75 bps so it has been a roller coaster ride for rates as the markets try to anticipate either a rate hike or more delays by the Fed. As we closed the reporting period, Greece appeared set to leave the Euro currency, but an exhaustive process of brinksmanship and negotiations prevented that from happening. Commodities were also in the headlines and reaching a 10 year low. While the preferred market was positive for the reporting period, the $25 par market outperformed the $1,000 par market. The $1,000 par dominated Barclays Capital Securities Index posted a 3.3% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posted a 7.3% return.

What key strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2015?

The investment objective of each Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Funds seek to invest at least 80% of their net assets in preferred securities and up to 20% of their net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy is to maintain a balance between the individual investor-oriented $25 par preferred types (traded on the NYSE) and the institutional investor-oriented $1,000 par types (traded over-the-counter). Both types of securities offer performance opportunities which, together with broad diversification benefits, help to produce value relative to

6	Nuveen Investments

the broad market in preferred securities. We keep a risk-averse posture toward security structure and portfolio structure, which is an important core aspect of our efforts to preserve capital and provide attractive income relative to investment grade and senior corporate credit.

Extension risk (the probability of loss from rising interest rates that may slow the rate at which the principal amounts on loans will be prepaid) is most prevalent in the $25 par sector and also to certain fixed-to-floating rate structures. Spectrum’s investment process intends to mitigate this risk through security selection. For example, we seek to maximize coupon and call option terms, which should reduce the price risk of higher rates. Certain fixed-to-floating rate structures with low floating reset rates have been largely avoided, which was particularly fortuitous over the course of the last six months as these types of securities have materially price corrected to reflect extended floating rate periods.

How did the Funds perform during the twelve-month reporting period ended July 31, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the one-year, five-year and ten-year periods ended July 31, 2015. For the twelve-month reporting period ended July 31, 2015, all three Funds’ common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. JTP and JHP outperformed the Blended Benchmark, but JPS underperformed the Blended Benchmark.

Overall, total return performance in preferred securities was aided by two factors: 1) the general decline in U.S. Treasury rates despite increased volatility, and 2) outperformance by the $25 par sector relative to the $1,000 par sector during most of the reporting period. Retail structures such as PNC Financial Services 6.125%, Deutsche Bank Capital Funding 6.550% and Aegon N.V. 6.375% were among the better performing $25 par preferred securities. The main detractors, which were $1,000 par preferred securities, included Dominion Resources Inc. 7.500%, FPL Group Capital Inc. 6.650% and Catlin Insurance Company Limited 7.249%, which the market believes will not be called when the call options become active in the next year or two.

We position the Funds to play the middle of the yield curve on average by being moderately underweight the $25 par sector and overweight the more intermediate $1,000 par sector. The Funds are positioned this way because the $25 par (retail) sector has marginally more duration risk if longer rates move higher than anticipated. Although being moderately underweight the best performing sector held back relative performance somewhat, maintaining an underweight to the optionality of this longer duration sector in favor of more intermediate duration capital securities helps to mitigate longer run price risk if rates rise materially. For example, we estimate that if long rates were to rise by 100 bps, the Fund’s duration increase should be limited to 0.7 years which would translate into a 6.9 year duration from the current 6.2 year duration at the end of the reporting period.

We believe the Fed is likely to raise rates by the end of the calendar year. We do not believe that this will impact longer term rates all that much because of deflation risks around the world. Market disruptions are often quickly soothed by policymakers, which has tended to make corrections brief and shallow. We believe that the hybrid market should be a source of cushion paper supported by the generally high relative yield, moderate duration and tightening spreads.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

The Funds also continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of July 31, 2015, the Funds’ percentages of leverage are shown in the accompanying table.

	JTP	JPS	JHP
Effective Leverage*	28.48%	28.40%	28.28%
Regulatory Leverage*	28.48%	28.40%	28.28%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2015, the Funds’ outstanding bank borrowings are as shown in the accompanying table.

	JTP	JPS	JHP
Bank Borrowings	$235,000,000	$465,800,000	$89,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

8	Nuveen Investments

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JTP	JPS	JHP
August 2014	$0.0520	$0.0550	$0.0520
September	0.0520	0.0550	0.0520
October	0.0520	0.0550	0.0520
November	0.0520	0.0550	0.0520
December	0.0530	0.0560	0.0535
January	0.0550	0.0580	0.0560
February	0.0550	0.0580	0.0560
March	0.0550	0.0580	0.0560
April	0.0550	0.0580	0.0560
May	0.0550	0.0580	0.0560
June	0.0550	0.0580	0.0560
July 2015	0.0550	0.0580	0.0560

Ordinary Income Distribution*	$0.0905	$0.0488	$0.0634

Current Distribution Rate**	8.15%	7.67%	8.04%
*	Distribution paid in December 2014.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2015, the Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period

Nuveen Investments	9

Common Share Information (continued)

are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2015 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JTP	JPS	JHP
Common shares cumulatively repurchased and retired	5,000	0	60,000
Common shares authorized for repurchase	6,465,000	12,040,000	2,365,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

	JTP	JPS	JHP
Common shares repurchased and retired	5,000	0	40,000
Weighted average price per common share repurchased and retired	$7.94	$0	$8.35
Weighted average discount per common share repurchased and retired	13.98%	0%	12.95%

COMMON SHARE EQUITY SHELF PROGRAMS

JTP, JPS and JHP each filed registration statements with the SEC authorizing each Fund to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through equity shelf programs, which are not yet effective.

Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (NAV) per common share.

OTHER COMMON SHARE INFORMATION

As of July 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at premium/(discount) to their common share NAVs as shown in the accompanying table.

	JTP	JPS	JHP
Common share NAV	$9.13	$9.75	$9.53
Common share price	$8.10	$9.08	$8.36
Premium/(Discount) to NAV	(11.28)%	(6.87)%	(12.28)%
12-month average premium/(discount) to NAV	(10.01)%	(8.98)%	(11.68)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Quality Preferred Income Fund (JTP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JTP.

Nuveen Quality Preferred Income Fund 2 (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

Nuveen Quality Preferred Income Fund 3 (JHP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JHP.

Nuveen Investments	11

JTP

Nuveen Quality Preferred Income Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JTP at Common Share NAV	6.17%	11.10%	3.67%
JTP at Common Share Price	5.95%	9.42%	3.55%
Barclays U.S. Aggregate Bond Index	2.82%	3.27%	4.61%
Blended Benchmark (Comparative Index)	5.73%	8.13%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	1.3%
$25 Par (or similar) Retail Preferred	49.4%
Corporate Bonds	6.5%
$1,000 Par (or similar) Institutional Preferred	79.9%
Investment Companies	1.1%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	(0.8)%
Net Assets Plus Borrowings	139.8%
Borrowings	(39.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	34.8%
Insurance	32.1%
Capital Markets	7.1%
Real Estate Investment Trust	6.9%
Electric Utilities	4.1%
Wireless Telecommunication Services	2.4%
Other	10.1%
Investment Companies	0.8%
Repurchase Agreements	1.7%
Total	100%

Country Allocation

(% of total investments)1

United States	64.4%
United Kingdom	11.1%
Netherlands	5.6%
Japan	3.7%
Switzerland	3.5%
Other	11.7%
Total	100%

Top Five Issuers

(% of total investments)1

Prudential PLC	4.2%
HSBC Holdings PLC	3.7%
General Electric Capital Corporation	3.7%
PNC Financial Services	3.4%
Bank of America Corporation	3.1%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.1%
A	17.9%
BBB	69.8%
BB or Lower	12.2%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	13

JPS

Nuveen Quality Preferred Income Fund 2

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	5.47%	11.13%	4.11%
JPS at Common Share Price	10.35%	10.71%	4.30%
Barclays U.S. Aggregate Bond Index	2.82%	3.27%	4.61%
Blended Benchmark (Comparative Index)	5.73%	8.13%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	47.4%
Corporate Bonds	7.0%
$1,000 Par (or similar) Institutional Preferred	82.3%
Investment Companies	1.2%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	0.0%
Net Assets Plus Borrowings	139.7%
Borrowings	(39.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Insurance	34.7%
Banks	33.2%
Capital Markets	8.1%
Real Estate Investment Trust	5.4%
Electric Utilities	4.1%
Other	12.6%
Investment Companies	0.9%
Short-Term Investments	1.0%
Total	100%

Country Allocation

(% of total investments)1

United States	63.9%
United Kingdom	9.5%
Netherlands	6.9%
Switzerland	4.2%
Japan	3.9%
Other	11.6%
Total	100%

Top Five Issuers

(% of total investments)1

Metlife Inc.	4.1%
Prudential Financial Inc.	4.1%
General Electric Capital Corporation	3.9%
PNC Financial Services	3.2%
HSBC Holdings PLC	3.2%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.9%
A	17.3%
BBB	71.6%
BB or Lower	10.2%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	15

JHP

Nuveen Quality Preferred Income Fund 3

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JHP at Common Share NAV	6.37%	11.44%	4.02%
JHP at Common Share Price	7.82%	9.63%	3.08%
Barclays U.S. Aggregate Bond Index	2.82%	3.27%	4.61%
Blended Benchmark (Comparative Index)	5.73%	8.13%	4.66%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	48.0%
Corporate Bonds	8.0%
$1,000 Par (or similar) Institutional Preferred	80.9%
Investment Companies	1.2%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(0.4)%
Net Assets Plus Borrowings	139.4%
Borrowings	(39.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	37.2%
Insurance	33.1%
Capital Markets	7.9%
Real Estate Investment Trust	5.1%
Wireless Telecommunication Services	3.8%
Other	10.8%
Investment Companies	0.9%
Short-Term Investments	1.2%
Total	100%

Country Allocation

(% of total investments)1

United States	62.2%
United Kingdom	13.1%
Netherlands	5.5%
France	4.4%
Australia	3.5%
Other	11.3%
Total	100%

Top Five Issuers

(% of total investments)1

General Electric Capital Corporation	3.8%
First Union Capital Trust	3.6%
JPMorgan Chase & Company	3.4%
Barclays PLC	3.0%
Centaur Funding Corporation	2.8%

Credit Quality

(% of total long-term fixed-income investments)

AA	0.6%
A	16.6%
BBB	69.4%
BB or Lower	13.4%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	17

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JTP, JPS and JHP; at this meeting the shareholders were asked to elect Board Members.

	JTP	JPS	JHP
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	55,287,367	106,131,204	19,004,525
Withhold	1,676,550	2,675,603	1,499,166
Total	56,963,917	108,806,807	20,503,691
William J. Schneider
For	55,238,510	106,076,309	18,979,080
Withhold	1,725,407	2,730,498	1,524,611
Total	56,963,917	108,806,807	20,503,691
Thomas S. Schreier, Jr.
For	55,374,888	106,267,226	19,014,530
Withhold	1,589,029	2,539,581	1,489,161
Total	56,963,917	108,806,807	20,503,691

18	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2 and Nuveen Quality Preferred Income Fund 3 (the “Funds”) as of July 31, 2015, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose reports dated September 25, 2014, expressed an unqualified opinion on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2015

Nuveen Investments	19

JTP

Nuveen Quality Preferred Income Fund
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.2% (98.3% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 1.3% (0.9% of Total Investments)

	Banks – 1.3%

6,332	Wells Fargo & Company	7.500%	BBB	$7,548,441
	Total Convertible Preferred Securities (cost $7,537,319)			7,548,441

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 49.4% (35.2% of Total Investments)

	Banks – 11.4%

32,500	AgriBank FCB, (3)	6.875%	BBB+	$3,412,500
18,000	Bank of America Corporation	6.375%	BB+	461,160
74,172	Citigroup Capital XIII	7.875%	BBB–	1,889,161
185,000	Citigroup Inc.	6.875%	BB+	5,072,700
62,000	City National Corporation	5.500%	Baa2	1,522,720
3,000	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	302,625
26,000	Fifth Third Bancorp.	6.625%	Baa3	729,820
70,300	First Niagara Finance Group	8.625%	BB–	1,915,675
100,000	FirstMerit Corporation	5.875%	Baa2	2,526,000
35,000	General Electric Capital Corporation	4.875%	AA+	883,050
9,000	General Electric Capital Corporation	4.700%	AA+	225,450
18,400	HSBC Holdings PLC	8.000%	Baa1	479,136
10,000	HSBC Holdings PLC	6.200%	Baa1	254,700
624,000	ING Groep N.V.	7.200%	Baa3	16,192,800
118,603	JPMorgan Chase & Company	6.100%	BBB–	2,944,912
81,008	Merrill Lynch Preferred Capital Trust V	7.280%	BBB–	2,097,297
742,900	PNC Financial Services	6.125%	Baa2	20,466,894
25,950	Royal Bank of Scotland Group PLC	5.750%	B+	635,775
104,410	TCF Financial Corporation	7.500%	BB–	2,807,585
91,051	Wells Fargo & Company	5.850%	BBB	2,344,563
	Total Banks			67,164,523

	Capital Markets – 4.3%

25,200	Affiliated Managers Group Inc.	5.250%	BBB+	637,560
200,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	5,028,000
513,146	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	13,762,576
2,225	Goldman Sachs Group Inc.	5.950%	Ba1	55,714
43,925	Morgan Stanley Capital Trust IV	6.250%	Baa3	1,125,798
73,700	State Street Corporation	6.000%	Baa1	1,882,298
37,000	State Street Corporation	5.900%	Baa1	960,890
72,700	State Street Corporation	5.250%	Baa1	1,809,503
	Total Capital Markets			25,262,339

	Diversified Telecommunication Services – 3.2%

143,506	Qwest Corporation	7.500%	BBB–	3,797,169
41,581	Qwest Corporation	7.375%	BBB–	1,082,769
101,300	Qwest Corporation	7.000%	BBB–	2,643,930
67,900	Qwest Corporation	7.000%	BBB–	1,790,523
77,156	Qwest Corporation	6.875%	BBB–	2,014,543
155,600	Qwest Corporation	6.125%	BBB–	3,913,340
144,342	Verizon Communications Inc.	5.900%	A–	3,761,553
	Total Diversified Telecommunication Services			19,003,827

	Electric Utilities – 4.0%

178,000	Alabama Power Company, (3)	6.450%	A3	4,705,875
91,819	Duke Energy Capital Trust II	5.125%	Baa1	2,299,148
14,903	Entergy Arkansas Inc.	5.750%	A–	373,320
22,668	Entergy Arkansas Inc.	4.750%	A–	536,778

20	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

15,000	Entergy Louisiana LLC	5.250%	A2	$376,800
19,100	Entergy Mississippi Inc.	6.000%	A–	484,185
92,100	Integrys Energy Group Inc.	6.000%	Baa1	2,544,723
64,800	Interstate Power and Light Company	5.100%	BBB	1,627,776
250,999	NextEra Energy Inc.	5.125%	BBB	6,056,606
185,974	NextEra Energy Inc., (6)	5.000%	BBB	4,390,846
5,102	PPL Capital Funding, Inc.	5.900%	BBB	131,070
	Total Electric Utilities			23,527,127

	Food Products – 0.5%

28,100	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,997,919

	Insurance – 12.6%

795,723	Aegon N.V.	6.375%	Baa1	20,155,663
248,300	Aflac Inc.	5.500%	BBB+	6,207,500
93,814	Allstate Corporation, (6)	6.625%	BBB–	2,491,700
5,569	Allstate Corporation	6.250%	BBB–	145,017
6,700	Allstate Corporation	5.625%	BBB–	169,979
147,000	Allstate Corporation	5.100%	Baa1	3,822,000
57,100	American Financial Group	6.250%	Baa2	1,468,612
73,336	Arch Capital Group Limited	6.750%	BBB	1,944,871
10,965	Aspen Insurance Holdings Limited	7.250%	BBB–	286,187
156,458	Aspen Insurance Holdings Limited	5.950%	BBB–	4,005,325
226,594	Axis Capital Holdings Limited	6.875%	BBB	6,038,730
165,100	Axis Capital Holdings Limited	5.500%	BBB	4,056,507
231,787	Delphi Financial Group, Inc., (3)	7.376%	BBB–	5,729,497
125,430	Hartford Financial Services Group Inc.	7.875%	BBB–	3,912,162
46,984	PartnerRe Limited	5.875%	BBB+	1,220,644
166,360	Prudential PLC	6.750%	A–	4,323,696
104,100	Reinsurance Group of America Inc.	6.200%	BBB	2,946,030
86,839	Torchmark Corporation	5.875%	BBB+	2,216,131
126,900	W.R. Berkley Corporation	5.625%	BBB–	3,107,781
	Total Insurance			74,248,032

	Machinery – 1.0%

245,303	Stanley Black and Decker Inc.	5.750%	BBB+	6,311,646

	Media – 0.7%

163,689	Comcast Corporation	5.000%	A–	4,226,450

	Multi-Utilities – 0.7%

150,800	DTE Energy Company	6.500%	Baa1	4,047,472

	Real Estate Investment Trust – 9.5%

150,000	DDR Corporation	6.250%	Baa3	3,810,000
32,952	Digital Realty Trust Inc.	7.375%	Baa3	893,988
13,300	Digital Realty Trust Inc.	6.625%	Baa3	339,948
32,987	Digital Realty Trust Inc.	5.875%	Baa3	799,935
19,843	Health Care REIT, Inc.	6.500%	Baa3	510,362
145,700	Hospitality Properties Trust	7.125%	Baa3	3,817,340
4,634	Kimco Realty Corporation	6.900%	Baa2	116,869
102,200	Kimco Realty Corporation	5.625%	Baa2	2,503,900
55,924	National Retail Properties Inc.	6.625%	Baa2	1,463,531
12,235	PS Business Parks, Inc.	6.875%	Baa2	310,280
112,407	PS Business Parks, Inc.	6.450%	Baa2	2,942,815
199,493	PS Business Parks, Inc.	6.000%	Baa2	5,087,072
7,720	PS Business Parks, Inc.	5.700%	Baa2	183,736
220,328	Public Storage, Inc., (4)	5.900%	A	5,567,689
22,656	Public Storage, Inc.	6.350%	A	583,165
22,083	Public Storage, Inc.	5.875%	A	555,167
104,063	Public Storage, Inc.	5.750%	A	2,567,234

Nuveen Investments	21

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	Real Estate Investment Trust (continued)

9,000	Public Storage, Inc.	5.625%		A	$224,730
235,318	Public Storage, Inc.	5.200%		A	5,652,338
268,800	Realty Income Corporation	6.625%		Baa2	7,125,888
128,400	Regency Centers Corporation	6.625%		Baa2	3,331,980
132,139	Senior Housing Properties Trust	5.625%		BBB–	3,131,694
74,186	Ventas Realty LP	5.450%		BBB+	1,877,648
109,700	Vornado Realty Trust, (6)	5.700%		BBB–	2,717,269
	Total Real Estate Investment Trust				56,114,578

	Thrifts & Mortgage Finance – 0.2%

40,000	Astoria Financial Corporation	6.500%		Ba2	1,028,400

	U.S. Agency – 1.1%

65,000	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	6,774,221

	Wireless Telecommunication Services – 0.2%

18,300	Telephone and Data Systems Inc.	7.000%		BB+	471,226
28,000	Telephone and Data Systems Inc.	6.875%		BB+	712,880
	Total Wireless Telecommunication Services				1,184,106
	Total $25 Par (or similar) Retail Preferred (cost $280,361,183)				291,890,640

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 6.5% (4.6% of Total Investments)

	Banks – 2.0%

$10,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	$10,593,750
1,200	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	1,204,500
11,200	Total Banks				11,798,250

	Capital Markets – 1.2%

6,000	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	6,630,000
300	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	328,968
6,300	Total Capital Markets				6,958,968

	Construction & Engineering – 0.5%

2,500	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	2,643,475

	Insurance – 2.6%

1,900	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	2,479,500
5,000	AIG Life Holdings Inc., 144A	8.125%	3/15/46	BBB	6,912,500
900	AXA, Reg S	5.500%	12/31/49	A3	908,895
1,100	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	1,381,334
1,700	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	1,972,000
1,870	Prudential PLC, Reg S	5.250%	3/23/63	A–	1,874,323
12,470	Total Insurance				15,528,552

	Multi-Utilities – 0.2%

500	RWE AG, Reg S	7.000%	10/12/72	BBB–	527,500
1,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	890,000
1,500	Total Multi-Utilities				1,417,500
$33,970	Total Corporate Bonds (cost $35,506,560)				38,346,745

22	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 79.9% (56.8% of Total Investments)

	Banks – 34.2%

23,850	Bank of America Corporation	8.000%	N/A (5)	BB+	$25,233,299
200	Bank One Capital III	8.750%	9/01/30	Baa2	286,174
400	Barclays Bank PLC, 144A	6.860%	N/A (5)	BBB–	453,000
6,917	Barclays PLC	7.434%	N/A (5)	BB+	6,852,340
7,000	Barclays PLC	8.250%	N/A (5)	BB+	7,493,269
2,600	Citigroup Capital III	7.625%	12/01/36	BBB–	3,235,297
2,750	Citigroup Inc.	5.950%	N/A (5)	BB+	2,725,938
4,000	Citigroup Inc.	8.400%	N/A (5)	BB+	4,545,000
4,500	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	4,416,075
37,500	Cobank Agricultural Credit Bank, 144A	6.250%	N/A (5)	BBB+	3,918,750
3,800	CoreStates Capital Trust III, Series 144A	0.847%	2/15/27	A1	3,353,500
1,500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	1,556,282
985	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	861,875
25,400	General Electric Capital Corporation	7.125%	N/A (5)	A+	29,368,749
1,515	Groupe BPCE	3.300%	N/A (5)	BBB–	1,302,900
17,350	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	Baa1	26,068,374
4,200	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	4,206,300
1,300	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	1,231,490
3,200	JPMorgan Chase & Company	6.000%	N/A (5)	BBB–	3,168,000
4,300	JPMorgan Chase Capital XXIII	1.277%	5/15/47	Baa2	3,394,850
2,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	2,389,966
3,218	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	3,354,765
2,300	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (5)	Ba1	2,570,250
2,900	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (5)	Ba1	3,262,500
1,800	M&T Bank Corporation	6.375%	N/A (5)	Baa1	1,840,500
14,000	M&T Bank Corporation	6.875%	N/A (5)	Baa2	14,210,000
7,500	National Australia Bank, Reg S	8.000%	N/A (5)	Baa1	7,944,375
7,100	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	7,881,000
4,300	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	5,418,000
450	Societe Generale, 144A	1.033%	N/A (5)	BB+	407,250
2,000	Societe Generale, 144A	7.875%	N/A (5)	BB+	2,031,000
2,700	Societe Generale, Reg S	7.875%	N/A (5)	BB+	2,741,850
5,050	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,607,257
8,025	Wells Fargo & Company	7.980%	N/A (5)	BBB	8,697,094
	Total Banks				202,027,269

	Capital Markets – 4.6%

3,100	Bank of New York Mellon Corporation	4.950%	N/A (5)	Baa1	3,084,500
5,600	Charles Schwab Corporation	7.000%	N/A (5)	BBB	6,489,896
7,500	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	7,987,500
500	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	523,750
2,500	Goldman Sachs Group Inc.	5.700%	N/A (5)	Ba1	2,524,200
800	Macquarie PMI LLC, Reg S	8.375%	N/A (5)	Ba1	811,602
150	Morgan Stanley	5.550%	N/A (5)	Ba1	149,250
6,300	State Street Capital Trust IV	1.283%	6/15/37	A3	5,488,875
	Total Capital Markets				27,059,573

	Diversified Financial Services – 1.9%

7,893	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	9,908,083
1,100	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,123,760
	Total Diversified Financial Services				11,031,843

	Electric Utilities – 1.8%

7,200	Electricite de France, 144A	5.250%	N/A (5)	A–	7,380,000
2,400	FPL Group Capital Inc.	6.650%	6/15/67	BBB	2,077,176
1,500	PPL Capital Funding Inc.	6.700%	3/30/67	BBB	1,313,250
	Total Electric Utilities				10,770,426

Nuveen Investments	23

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 29.9%

698	Ace Capital Trust II	9.700%	4/01/30	A–	$1,022,919
4,200	AG Insurance SA/NV, Reg S	6.750%	N/A (5)	BBB+	4,507,650
2,600	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	3,616,629
1,700	Allstate Corporation	5.750%	8/15/53	Baa1	1,776,500
3,600	American International Group, Inc.	8.175%	5/15/58	BBB	4,824,000
4,000	AXA SA	8.600%	12/15/30	A3	5,370,000
4,880	AXA SA, 144A	6.380%	N/A (5)	Baa1	5,185,000
8,395	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	7,807,350
1,300	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A–	1,355,250
3,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A–	3,778,125
5,500	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	6,119,355
3,800	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	3,876,000
6,700	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	6,867,500
7,060	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	8,366,100
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,250,000
6,300	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	7,875,000
600	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	839,880
1,000	MetLife Inc.	10.750%	8/01/39	BBB	1,583,000
12,650	National Financial Services Inc.	6.750%	5/15/37	Baa2	13,269,850
4,100	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	4,270,150
2,225	Oil Insurance Limited, 144A	3.263%	N/A (5)	Baa1	1,913,500
19,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	19,836,305
1,125	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,189,688
7,100	Prudential PLC, Reg S	6.500%	N/A (5)	A–	7,211,825
15,075	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,620,188
10,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	10,600,000
2,500	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73	A3	2,809,375
4,000	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	4,104,000
2,800	Swiss Re Capital I, Reg S	6.854%	N/A (5)	A	2,872,800
9,200	XLIT Limited	3.687%	N/A (5)	BBB–	7,759,625
6,970	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	7,161,675
	Total Insurance				176,639,239

	Machinery – 0.3%

1,500	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,606,875

	Multi-Utilities – 0.7%

2,300	Dominion Resources Inc.	7.500%	6/30/66	BBB	2,073,450
2,000	Dominion Resources Inc.	2.583%	9/30/66	BBB	1,796,762
	Total Multi-Utilities				3,870,212

	Real Estate Investment Trust – 0.2%

950	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	982,320

	Road & Rail – 2.1%

10,900	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,317,000

	Thrifts & Mortgage Finance – 0.3%

2,000	Caisse Nationale Des Caisses d’Epargne et de Prevoyance, Reg S	6.750%	N/A (5)	BBB–	2,017,000

	U.S. Agency – 0.7%

3,400	Farm Credit Bank of Texas, 144A	10.000%	N/A (5)	Baa1	4,250,000

	Wireless Telecommunication Services – 3.2%

15,250	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	18,876,641
	Total $1,000 Par (or similar) Institutional Preferred (cost $434,315,200)				471,448,398

24	Nuveen Investments

Shares	Description (1), (7)			Value

	INVESTMENT COMPANIES - 1.1% (0.8% of Total Investments)

252,950	Blackrock Credit Allocation Income Trust IV			$3,146,698
198,566	John Hancock Preferred Income Fund III			3,387,536
	Total Investment Companies (cost $9,446,348)			6,534,234
	Total Long-Term Investments (cost $767,166,610)			815,768,458

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.4% (1.7% of Total Investments)

	REPURCHASE AGREEMENTS – 2.4% (1.7% of Total Investments)

$13,998	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $13,998,041, collateralized by $13,645,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $14,280,857	0.000%	8/03/15	$13,998,041
	Total Short-Term Investments (cost $13,998,041)			13,998,041
	Total Investments (cost $781,164,651) – 140.6%			829,766,499
	Borrowings – (39.8)% (8), (9)			(235,000,000)
	Other Assets Less Liabilities – (0.8)% (10)			(4,642,903)
	Net Assets Applicable to Common Shares – 100%			$590,123,596

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$67,587,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(734,960)
JPMorgan	67,587,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,000,530)
	$135,174,000							$(1,735,490)

Nuveen Investments	25

JTP	Nuveen Quality Preferred Income Fund
	Portfolio of Investments (continued)	July 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $3,679,580.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.3%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $479,463,499 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR- ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

JPS

Nuveen Quality Preferred Income Fund 2
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.3% (99.0% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 0.4% (0.3% of Total Investments)

	Banks – 0.4%

4,300	Wells Fargo & Company	7.500%	BBB	$5,126,073
	Total Convertible Preferred Securities (cost $5,004,125)			5,126,073

Shares	Description (1)	Coupon	Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 47.4% (33.9% of Total Investments)

	Banks – 13.1%

60,500	AgriBank FCB, (4)	6.875%	BBB+	$6,352,500
23,180	Bank of America Corporation	6.500%	BB+	599,898
141,489	Barclays Bank PLC	8.125%	BB+	3,715,501
269,835	Citigroup Capital XIII	7.875%	BBB–	6,872,697
411,100	Citigroup Inc.	6.875%	BB+	11,272,362
1,200	Citigroup Inc.	5.800%	BB+	29,976
117,000	City National Corporation	5.500%	Baa2	2,873,520
50,000	Cobank Agricultural Credit Bank, (4)	6.200%	BBB+	5,043,750
60,000	Fifth Third Bancorp.	6.625%	Baa3	1,684,200
105,202	First Niagara Finance Group	8.625%	BB–	2,866,755
324,100	General Electric Capital Corporation	4.875%	AA+	8,177,043
90,393	General Electric Capital Corporation	4.875%	AA+	2,276,096
140,372	General Electric Capital Corporation	4.700%	AA+	3,516,319
417,415	HSBC Holdings PLC	8.000%	Baa1	10,869,487
102,700	HSBC Holdings PLC	6.200%	Baa1	2,615,769
40,100	HSBC USA Inc.	6.500%	BBB+	1,024,956
768,094	ING Groep N.V.	7.200%	Baa3	19,932,039
728,846	ING Groep N.V.	7.050%	Baa3	18,862,534
12,636	JPMorgan Chase & Company	6.300%	BBB–	323,608
80,000	JPMorgan Chase & Company	6.100%	BBB–	1,986,400
82,300	JPMorgan Chase & Company	5.500%	BBB–	1,991,660
1,214,400	PNC Financial Services	6.125%	Baa2	33,456,720
100,990	Royal Bank of Scotland Group PLC	6.750%	BB–	2,552,017
170,000	Wells Fargo & Company	5.850%	BBB	4,377,500
	Total Banks			153,273,307

	Capital Markets – 5.0%

60,000	Affiliated Managers Group Inc.	6.375%	BBB+	1,583,400
130,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	3,268,200
1,284,535	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	34,451,229
47,579	Deutsche Bank Contingent Capital Trust III	7.600%	BBB–	1,315,559
333,629	Goldman Sachs Group, Inc.	5.500%	Ba1	8,287,344
30,796	Morgan Stanley Capital Trust III	6.250%	Baa3	790,533
2,800	Morgan Stanley Capital Trust V	5.750%	Baa3	70,504
1,800	Morgan Stanley Capital Trust VIII	6.450%	Baa3	45,990
790	Morgan Stanley	7.125%	Ba1	22,104
146,300	State Street Corporation	6.000%	Baa1	3,736,502
37,600	State Street Corporation	5.900%	Baa1	976,472
180,922	State Street Corporation	5.250%	Baa1	4,503,149
	Total Capital Markets			59,050,986

	Diversified Telecommunication Services – 3.2%

184,004	Qwest Corporation	7.500%	BBB–	4,868,746
96,790	Qwest Corporation	7.375%	BBB–	2,520,412
383,205	Qwest Corporation	7.000%	BBB–	10,001,651
26,600	Qwest Corporation	7.000%	BBB–	701,442

Nuveen Investments	27

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

216,000	Qwest Corporation	6.875%	BBB–	$5,639,760
296,095	Qwest Corporation	6.125%	BBB–	7,446,789
234,900	Verizon Communications Inc.	5.900%	A–	6,121,494
	Total Diversified Telecommunication Services			37,300,294

	Electric Utilities – 3.1%

360,400	Alabama Power Company, (4)	6.450%	A3	9,528,075
72,419	Duke Energy Capital Trust II	5.125%	Baa1	1,813,372
12,952	Entergy Arkansas Inc.	5.750%	A–	324,448
194,200	Entergy Arkansas Inc., (3)	4.750%	A–	4,598,656
60,296	Entergy Louisiana LLC	5.875%	A2	1,518,856
25,000	Entergy Louisiana LLC	5.250%	A2	628,000
56,142	Entergy Louisiana LLC	4.700%	A2	1,330,004
25,406	Entergy Mississippi Inc.	6.000%	A–	644,042
10,000	Gulf Power Company, (4)	5.600%	BBB+	1,010,068
152,000	Integrys Energy Group Inc.	6.000%	Baa1	4,199,760
145,100	Interstate Power and Light Company	5.100%	BBB	3,644,912
80,146	NextEra Energy Inc.	5.700%	BBB	2,026,892
152,000	NextEra Energy Inc.	5.625%	BBB	3,818,240
51,349	NextEra Energy Inc.	5.125%	BBB	1,239,051
28,540	NextEra Energy Inc.	5.000%	BBB	673,829
	Total Electric Utilities			36,998,205

	Food Products – 0.5%

53,400	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	5,697,113

	Insurance – 12.2%

1,717,889	Aegon N.V.	6.375%	Baa1	43,514,128
490,320	Aflac Inc.	5.500%	BBB+	12,258,000
175,500	Allstate Corporation, (3)	6.625%	BBB–	4,661,280
393,000	Allstate Corporation	5.100%	Baa1	10,218,000
147,456	American Financial Group	6.250%	Baa2	3,792,568
301,725	Arch Capital Group Limited	6.750%	BBB	8,001,747
74,981	Aspen Insurance Holdings Limited	7.250%	BBB–	1,957,004
210,600	Aspen Insurance Holdings Limited	5.950%	BBB–	5,391,360
496,950	Axis Capital Holdings Limited	6.875%	BBB	13,243,718
235,870	Axis Capital Holdings Limited	5.500%	BBB	5,795,326
409,482	Delphi Financial Group, Inc., (4)	7.376%	BBB–	10,121,903
11,249	PartnerRe Limited	7.250%	BBB+	310,586
26,900	PartnerRe Limited	5.875%	BBB+	698,862
4,000	Protective Life Corporation	6.250%	BBB	103,760
317,875	Prudential PLC	6.750%	A–	8,261,571
280,000	Reinsurance Group of America Inc.	6.200%	BBB	7,924,000
74,028	RenaissanceRe Holdings Limited	5.375%	BBB+	1,813,686
125,600	Torchmark Corporation	5.875%	BBB+	3,205,312
79,181	W.R. Berkley Corporation	5.625%	BBB–	1,939,143
	Total Insurance			143,211,954

	Machinery – 1.1%

520,581	Stanley Black and Decker Inc.	5.750%	BBB+	13,394,549

	Media – 0.2%

75,680	Comcast Corporation	5.000%	A–	1,954,058

	Multi-Utilities – 0.2%

109,804	DTE Energy Company	5.250%	Baa1	2,651,767

	Real Estate Investment Trust – 7.3%

5,000	Alexandria Real Estate Equities Inc., Series B	6.450%	Baa3	129,900
100,000	DDR Corporation	6.250%	Baa3	2,540,000

28	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value

	Real Estate Investment Trust (continued)

98,467	Digital Realty Trust Inc.	7.375%		Baa3	$2,671,410
15,675	Digital Realty Trust Inc., (3)	7.000%		Baa3	405,983
69,868	Digital Realty Trust Inc.	5.875%		Baa3	1,694,299
3,203	Health Care REIT, Inc.	6.500%		Baa3	82,381
321,594	Hospitality Properties Trust	7.125%		Baa3	8,425,763
58,372	Kimco Realty Corporation	6.900%		Baa2	1,472,142
7,961	Kimco Realty Corporation	6.000%		Baa2	202,926
253,032	Kimco Realty Corporation	5.625%		Baa2	6,199,284
133,372	National Retail Properties Inc.	6.625%		Baa2	3,490,345
82,301	Prologis Inc., (4)	8.540%		BBB–	5,058,944
152,633	PS Business Parks, Inc.	6.450%		Baa2	3,995,932
494,061	PS Business Parks, Inc.	6.000%		Baa2	12,598,556
8,418	PS Business Parks, Inc.	5.750%		Baa2	202,369
15,300	PS Business Parks, Inc.	5.700%		Baa2	364,140
196,229	Public Storage, Inc., (5)	5.900%		A	4,958,707
3,400	Public Storage, Inc.	6.500%		A	87,924
220,000	Public Storage, Inc., (5)	6.375%		A	5,803,600
2,000	Public Storage, Inc.	6.000%		A	50,940
105,000	Public Storage, Inc.	5.875%		A	2,639,700
203,125	Public Storage, Inc.	5.750%		A	5,011,094
20,000	Public Storage, Inc.	5.625%		A	499,400
139,683	Public Storage, Inc.	5.200%		A3	3,376,138
95,600	Public Storage, Inc.	5.200%		A	2,296,312
183,646	Realty Income Corporation	6.625%		Baa2	4,868,455
146,600	Regency Centers Corporation	6.625%		Baa2	3,804,270
3,948	Senior Housing Properties Trust	5.625%		BBB–	93,568
117,720	Ventas Realty LP	5.450%		BBB+	2,979,493
	Total Real Estate Investment Trust				86,003,975

	U.S. Agency – 1.3%

144,000	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	15,007,507

	Wireless Telecommunication Services – 0.2%

2,150	Telephone and Data Systems Inc.	7.000%		BB+	55,362
81,428	Telephone and Data Systems Inc.	6.875%		BB+	2,073,156
5,000	Telephone and Data Systems Inc.	6.625%		BB+	126,749
	Total Wireless Telecommunication Services				2,255,267
	Total $25 Par (or similar) Retail Preferred (cost $530,977,877)				556,798,982

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 7.0% (5.0% of Total Investments)

	Banks – 2.7%

$1,000	Den Norske Bank	0.563%	2/18/35	Baa2	$666,124
1,000	Den Norske Bank	0.482%	2/24/37	Baa2	633,000
19,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	20,128,125
7,600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	7,628,500
2,000	Societe Generale, Reg S	8.250%	12/31/49	BB+	2,140,000
30,600	Total Banks				31,195,749

	Capital Markets – 1.0%

8,500	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	9,392,500
1,700	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	1,864,152
10,200	Total Capital Markets				11,256,652

	Construction & Engineering – 0.7%

7,500	Hutchison Whampoa International 12 Limited, 144A, (3)	6.000%	11/07/62	BBB	7,930,425

Nuveen Investments	29

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities – 0.2%

$2,900	WPS Resource Corporation	6.110%	12/01/16	Baa1	$2,552,000

	Insurance – 1.2%

2,800	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	3,654,000
2,300	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	2,888,244
6,300	Mitsui Sumitomo Insurance Company Limited, 144A	7.000%	3/15/72	A–	7,308,000
11,400	Total Insurance				13,850,244

	Multi-Utilities – 1.1%

11,100	RWE AG, Reg S	7.000%	10/12/72	BBB–	11,710,500
2,000	WEC Energy Group, Inc.	6.250%	5/15/67	Baa1	1,780,000
13,100	Total Multi-Utilities				13,490,500

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A	7.000%	3/28/73	BB	1,684,000
$77,300	Total Corporate Bonds (cost $79,277,708)				81,959,570

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 82.3% (58.9 of Total Investments)

	Banks – 30.2%

10,980	Bank of America Corporation	8.125%	N/A (6)	BB+	$11,734,875
2,394	Bank of America Corporation	8.000%	N/A (6)	BB+	2,532,852
9,500	Bank of America Corporation, (3)	6.500%	N/A (6)	BB+	9,808,750
3,400	Bank One Capital III	8.750%	9/01/30	Baa2	4,864,961
1,600	Barclays Bank PLC, 144A	6.860%	N/A (6)	BBB–	1,812,000
17,575	Barclays PLC	7.434%	N/A (6)	BB+	17,410,709
10,500	Barclays PLC	8.250%	N/A (6)	BB+	11,239,904
1,200	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	1,050,000
20,000	Chase Capital Trust III, Series C	0.777%	3/01/27	Baa2	17,475,000
5,400	Citigroup Capital III	7.625%	12/01/36	BBB–	6,719,463
5,500	Citigroup Inc.	5.950%	N/A (6)	BB+	5,451,875
6,000	Citigroup Inc.	8.400%	N/A (6)	BB+	6,817,500
5,500	Citizens Financial Group Inc., 144A	5.500%	N/A (6)	BB+	5,397,425
3,000	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	3,112,563
17,095	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	22,777,566
3,200	General Electric Capital Corporation	6.250%	N/A (6)	A+	3,474,560
35,500	General Electric Capital Corporation	7.125%	N/A (6)	A+	41,046,875
2,800	General Electric Capital Corporation	6.375%	11/15/67	A+	2,999,500
10,000	Groupe BPCE	3.300%	N/A (6)	BBB–	8,600,000
10,500	HSBC Bank PLC	0.688%	N/A (6)	A3	6,588,750
5,500	HSBC Bank PLC	0.600%	N/A (6)	A3	3,476,000
13,850	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	20,809,625
6,852	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	6,862,278
7,800	JPMorgan Chase & Company	6.000%	N/A (6)	BBB–	7,722,000
1,400	JPMorgan Chase & Company	5.150%	N/A (6)	BBB–	1,326,220
2,800	JPMorgan Chase Capital XXIII	1.277%	5/15/47	Baa2	2,210,600
6,000	KeyCorp Capital III	7.750%	7/15/29	Baa2	7,169,898
1,802	Lloyd’s Banking Group PLC	7.500%	N/A (6)	BB+	1,878,585
6,350	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	7,143,750
2,750	Lloyd’s Banking Group PLC, 144A	5.920%	N/A (6)	Ba1	2,750,000
6,200	M&T Bank Corporation	6.375%	N/A (6)	Baa1	6,339,500
26,000	M&T Bank Corporation	6.875%	N/A (6)	Baa2	26,390,000
6,000	National Australia Bank, Reg S	8.000%	N/A (6)	Baa1	6,355,500
3,700	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	3,681,500
20,000	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	22,200,000
3,400	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	4,284,000

30	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

2,000	Societe Generale, 144A	7.875%	N/A (6)	BB+	$2,031,000
800	Societe Generale, 144A	1.033%	N/A (6)	BB+	724,000
2,000	Societe Generale, Reg S	7.875%	N/A (6)	BB+	2,031,000
6,450	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa2	7,161,745
20,000	Wells Fargo & Company	7.980%	N/A (6)	BBB	21,675,000
	Total Banks				355,137,329

	Capital Markets – 5.3%

9,000	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	8,955,000
11,000	Charles Schwab Corporation	7.000%	N/A (6)	BBB	12,748,010
14,600	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	15,549,000
6,300	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	6,599,250
750	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	757,260
1,200	Macquarie PMI LLC, Reg S	8.375%	N/A (6)	Ba1	1,217,404
4,000	Morgan Stanley	5.550%	N/A (6)	Ba1	3,980,000
14,686	State Street Capital Trust IV	1.283%	6/15/37	A3	12,795,178
	Total Capital Markets				62,601,102

	Diversified Financial Services – 3.0%

2,861	Countrywide Capital Trust III, Series B	8.050%	6/15/27	BBB–	3,562,002
23,730	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	29,788,269
2,300	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,349,680
	Total Diversified Financial Services				35,699,951

	Electric Utilities – 2.3%

15,900	Electricite de France, 144A	5.250%	N/A (6)	A–	16,297,500
5,000	FPL Group Capital Inc.	6.650%	6/15/67	BBB	4,327,450
7,700	PPL Capital Funding Inc.	6.700%	3/30/67	BBB	6,741,350
	Total Electric Utilities				27,366,300

	Industrial Conglomerates – 0.2%

1,600	General Electric Capital Trust I	6.375%	11/15/67	A+	1,714,416

	Insurance – 35.1%

800	Ace Capital Trust II	9.700%	4/1/2030	A–	1,172,400
6,200	AG Insurance SA/NV, Reg S	6.750%	N/A (6)	BBB+	6,654,150
6,400	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	8,902,470
1,200	Allstate Corporation	6.500%	5/15/57	Baa1	1,347,000
2,000	Allstate Corporation	5.750%	8/15/53	Baa1	2,090,000
6,805	American International Group, Inc.	8.175%	5/15/58	BBB	9,118,700
11,350	AXA SA	8.600%	12/15/30	A3	15,237,375
9,450	AXA SA, 144A	6.380%	N/A (6)	Baa1	10,040,625
17,159	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	15,957,870
6,500	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (6)	A–	7,556,250
2,500	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (6)	A–	2,606,250
1,200	Everest Reinsurance Holdings, Inc.	6.600%	5/15/37	BBB	1,174,500
16,150	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BBB–	14,979,125
2,600	Great West Life & Annuity Capital I, 144A	6.625%	11/15/34	A–	2,892,786
6,600	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	6,732,000
2,488	Hartford Financial Services Group Inc.	8.125%	6/15/38	BBB–	2,805,220
13,669	Liberty Mutual Group, 144A, (3)	7.000%	3/15/37	Baa3	14,010,725
10,481	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	12,419,985
2,500	Lincoln National Corporation	6.050%	4/20/67	BBB	2,250,000
16,600	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	20,750,000
31,100	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38	BBB	43,533,780
2,000	MetLife Inc.	10.750%	8/1/2039	BBB	3,166,000
23,754	National Financial Services Inc.	6.750%	5/15/37	Baa2	24,917,946
8,200	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	8,540,300

Nuveen Investments	31

JPS	Nuveen Quality Preferred Income Fund 2
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

4,200	Oil Insurance Limited, 144A	3.263%	N/A (6)	Baa1	$3,612,000
3,750	Provident Financing Trust I	7.405%	3/15/38	Baa3	4,350,000
30,400	Prudential Financial Inc.	5.625%	6/15/43	BBB+	31,571,920
6,400	Prudential Financial Inc.	5.875%	9/15/42	BBB+	6,768,000
1,135	Prudential Financial Inc.	8.875%	6/15/38	BBB+	1,326,531
14,250	Prudential PLC, Reg S	6.500%	N/A (6)	A–	14,474,438
29,870	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	32,931,675
20,500	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	21,730,000
5,000	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73	A3	5,618,750
13,400	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	13,748,400
1,400	Swiss Re Capital I, Reg S	6.854%	N/A (6)	A	1,436,400
8,080	White Mountains Insurance Group, 144A	7.506%	N/A (6)	BB+	8,261,800
6,000	XLIT Limited	3.687%	N/A (6)	BBB–	5,060,624
21,257	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	21,841,567
	Total Insurance				411,587,562

	Machinery – 0.3%

3,450	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	3,695,813

	Multi-Utilities – 0.5%

6,400	Dominion Resources Inc.	7.500%	6/30/66	BBB	5,769,600

	Real Estate Investment Trust – 0.3%

2,772	Sovereign Capital Trusts	7.908%	6/13/36	Ba1	2,866,306

	Road & Rail – 1.1%

11,400	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	12,882,000

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas, 144A	10.000%	N/A (6)	Baa1	2,125,000

	Wireless Telecommunication Services – 3.8%

36,228	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	44,843,471
	Total $1,000 Par (or similar) Institutional Preferred (cost $887,980,293)				966,288,850

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)

599,835	Blackrock Credit Allocation Income Trust IV				$7,461,947
395,914	John Hancock Preferred Income Fund III				6,754,293
	Total Investment Companies (cost $21,285,098)				14,216,240
	Total Long-Term Investments (cost $1,524,525,101)				1,624,389,715

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.4% (1.0% of Total Investments)

	REPURCHASE AGREEMENTS – 1.4% (1.0% of Total Investments)

$16,042	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $16,042,377, collateralized by $14,155,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $16,366,719	0.000%	8/03/15		$16,042,377
	Total Short-Term Investments (cost $16,042,377)				16,042,377
	Total Investments (cost $1,540,567,478) – 139.7%				1,640,432,092
	Borrowings – (39.7)% (8), (9)				(465,800,000)
	Other Assets Less Liabilities – 0.0% (10)				(373,296)
	Net Assets Applicable to Common Shares – 100%				$1,174,258,796

32	Nuveen Investments

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$134,344,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(1,460,894)
JPMorgan	134,344,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,988,774)
	$268,688,000							$(3,449,668)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $113,580,066.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.4%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $943,101,946 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR- ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	33

JHP

Nuveen Quality Preferred Income Fund 3
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.1% (98.8% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 48.0% (34.3% of Total Investments)

	Banks – 11.8%

12,300	AgriBank FCB, (3)	6.875%	BBB+	$1,291,500
54,185	Citigroup Capital XIII	7.875%	BBB–	1,380,092
20,000	Citigroup Inc.	7.125%	BB+	559,000
68,453	Citigroup Inc.	6.875%	BB+	1,876,981
35,000	Citigroup Inc.	5.800%	BB+	874,300
19,300	City National Corporation	5.500%	Baa2	474,008
59,100	Countrywide Capital Trust IV	6.750%	BBB–	1,510,596
12,000	FirstMerit Corporation	5.875%	Baa2	303,120
59,300	General Electric Capital Corporation	4.875%	AA+	1,496,139
10,565	General Electric Capital Corporation	4.700%	AA+	264,653
25,000	HSBC Holdings PLC	8.000%	Baa1	651,000
20,000	HSBC USA Inc.	6.500%	BBB+	511,200
239,500	ING Groep N.V.	7.050%	Baa3	6,198,260
10,000	ING Groep N.V.	6.125%	Baa3	254,500
48,500	JPMorgan Chase & Company	6.700%	BBB–	1,282,825
4,133	Merrill Lynch Capital Trust I	6.450%	BBB–	105,805
3,300	Merrill Lynch Capital Trust II	6.450%	BBB–	84,018
13,420	Merrill Lynch Capital Trust III	7.375%	BBB–	348,786
211,700	PNC Financial Services	6.125%	Baa2	5,832,335
52,500	Royal Bank of Scotland Group PLC	5.750%	B+	1,286,250
	Total Banks			26,585,368

	Capital Markets – 4.8%

35,900	Affiliated Managers Group Inc.	5.250%	BBB+	908,270
40,000	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	1,005,600
265,363	Deutsche Bank Capital Funding Trust II	6.550%	BBB–	7,117,036
42,000	Goldman Sachs Group, Inc.	5.500%	Ba1	1,043,280
9,600	State Street Corporation	5.900%	Baa1	249,312
22,100	State Street Corporation	5.250%	Baa1	550,069
	Total Capital Markets			10,873,567

	Consumer Finance – 0.0%

1,100	Capital One Financial Corporation	6.000%	Baa3	27,786

	Diversified Telecommunication Services – 2.9%

26,409	Qwest Corporation	7.500%	BBB–	698,782
26,699	Qwest Corporation	7.375%	BBB–	695,242
72,881	Qwest Corporation	7.000%	BBB–	1,902,194
19,554	Qwest Corporation	7.000%	BBB–	515,639
24,600	Qwest Corporation	6.875%	BBB–	642,306
30,900	Qwest Corporation	6.125%	BBB–	777,135
54,100	Verizon Communications Inc.	5.900%	A–	1,409,846
	Total Diversified Telecommunication Services			6,641,144

	Electric Utilities – 2.9%

40,000	Alabama Power Company, (3)	6.450%	A3	1,057,500
4,110	Duke Energy Capital Trust II	5.125%	Baa1	102,914
10,000	Entergy Arkansas Inc.	5.750%	A–	250,500
10,000	Entergy Louisiana LLC	5.250%	A2	251,200
17,600	Entergy Louisiana LLC	4.700%	A2	416,944
5,000	Entergy Mississippi Inc.	6.000%	A–	126,750
27,800	Interstate Power and Light Company	5.100%	BBB	698,336
25,000	NextEra Energy Inc.	5.700%	BBB	632,250
106,671	NextEra Energy Inc.	5.625%	BBB	2,679,576
12,000	NextEra Energy Inc.	5.125%	BBB	289,560

34	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities (continued)

1,227	PPL Capital Funding, Inc.	5.900%	BBB	$31,522
	Total Electric Utilities			6,537,052

	Food Products – 0.5%

10,400	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	1,109,550

	Insurance – 14.3%

319,390	Aegon N.V.	6.375%	Baa1	8,090,148
94,822	Aflac Inc.	5.500%	BBB+	2,370,550
31,300	Allstate Corporation, (6)	6.625%	BBB–	831,328
71,000	Allstate Corporation	5.100%	Baa1	1,846,000
43,900	American Financial Group	6.250%	Baa2	1,129,108
36,700	Arch Capital Group Limited	6.750%	BBB	973,284
11,500	Aspen Insurance Holdings Limited	7.250%	BBB–	300,150
51,683	Aspen Insurance Holdings Limited	5.950%	BBB–	1,323,085
47,000	Axis Capital Holdings Limited	6.875%	BBB	1,252,550
94,156	Axis Capital Holdings Limited	5.500%	BBB	2,313,413
90,100	Delphi Financial Group, Inc., (3)	7.376%	BBB–	2,227,164
84,800	Hartford Financial Services Group Inc.	7.875%	BBB–	2,644,912
36,506	PartnerRe Limited	5.875%	BBB+	948,426
5,000	Protective Life Corporation	6.000%	BBB	128,850
63,344	Prudential PLC	6.750%	A–	1,646,311
32,000	Reinsurance Group of America Inc.	6.200%	BBB	905,600
77,739	RenaissanceRe Holdings Limited	5.375%	BBB+	1,904,606
26,026	Torchmark Corporation	5.875%	BBB+	664,184
34,592	W.R. Berkley Corporation	5.625%	BBB–	847,158
	Total Insurance			32,346,827

	Machinery – 1.0%

83,100	Stanley Black and Decker Inc.	5.750%	BBB+	2,138,163

	Media – 0.2%

13,900	Comcast Corporation	5.000%	A–	358,898

	Multi-Utilities – 0.2%

21,400	DTE Energy Company	5.250%	Baa1	516,810

	Real Estate Investment Trust – 7.2%

50,000	DDR Corporation	6.250%	Baa3	1,270,000
26,000	Digital Realty Trust Inc.	7.375%	Baa3	705,380
11,019	Digital Realty Trust Inc.	5.875%	Baa3	267,211
54,287	Hospitality Properties Trust	7.125%	Baa3	1,422,319
31,800	Kimco Realty Corporation,	5.625%	Baa2	779,100
10,000	PS Business Parks, Inc.	6.875%	Baa2	253,600
109,199	PS Business Parks, Inc., (6)	6.000%	Baa2	2,784,575
30,000	Public Storage, Inc., (4)	6.000%	A	764,100
12,000	Public Storage, Inc.	5.750%	A	296,040
99,300	Public Storage, Inc., (4)	5.200%	A3	2,400,081
18,600	Public Storage, Inc.	5.200%	A	446,772
117,100	Realty Income Corporation	6.625%	Baa2	3,104,321
8,422	Ventas Realty LP	5.450%	BBB+	213,161
57,400	Vornado Realty Trust	5.700%	BBB–	1,421,798
	Total Real Estate Investment Trust			16,128,458

	U.S. Agency – 0.9%

20,000	Farm Credit Bank of Texas, 144A, (3)	6.750%	Baa1	2,084,376

	Wireless Telecommunication Services – 1.3%

70,400	Telephone and Data Systems Inc.	7.000%	BB+	1,812,800
31,000	Telephone and Data Systems Inc.	6.875%	BB+	789,260

Nuveen Investments	35

JHP	Nuveen Quality Preferred Income Fund 3
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	Wireless Telecommunication Services (continued)

765	United States Cellular Corporation	7.250%		Ba1	$19,782
10,591	United States Cellular Corporation	6.950%		Ba1	267,739
	Total Wireless Telecommunication Services				2,889,581
	Total $25 Par (or similar) Retail Preferred (cost $102,005,771)				108,237,580

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.0% (5.7% of Total Investments)

	Banks – 4.3%

$1,400	Barclays Bank PLC	7.750%	4/10/23	BBB–	$1,535,100
250	Den Norske Bank	0.563%	2/18/35	Baa2	166,531
250	Den Norske Bank	0.482%	2/24/37	Baa2	158,250
5,000	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	5,296,875
2,000	JPMorgan Chase & Company	5.300%	11/01/65	BBB–	1,992,800
600	Nordea Bank AB, 144A	5.500%	9/23/49	BBB	602,250
9,500	Total Banks				9,751,806

	Capital Markets – 1.3%

1,700	Credit Suisse Group AG, 144A	6.500%	8/08/23	BBB+	1,878,500
910	Macquarie Bank Limited, Reg S	10.250%	6/20/57	BB+	997,870
2,610	Total Capital Markets				2,876,370

	Construction & Engineering – 0.5%

1,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	11/07/62	BBB	1,057,390

	Insurance – 1.9%

700	AIG Life Holdings Inc., 144A	7.570%	12/01/45	BBB	913,500
2,750	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	3,453,334
3,450	Total Insurance				4,366,834
$16,560	Total Corporate Bonds (cost $17,202,968)				18,052,400

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 80.9% (57.9% of Total Investments)

	Banks – 35.9%

8,150	Bank of America Corporation	8.000%	N/A (5)	BB+	$8,622,699
2,800	Barclays PLC	8.250%	N/A (5)	BB+	2,997,308
5,060	Barclays PLC	7.434%	N/A (5)	BB+	5,012,699
2,400	Chase Capital Trust II, Series B	0.725%	2/01/27	Baa2	2,100,000
500	Citigroup Capital III	7.625%	12/01/36	BBB–	622,173
1,000	Citigroup Inc.	5.950%	N/A (5)	BB+	991,250
1,000	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	981,350
500	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	518,761
3,000	First Chicago NBD Institutional Capital I	0.790%	2/01/27	Baa2	2,625,000
8,485	First Union Capital Trust II, Series A	7.950%	11/15/29	Baa1	11,305,505
1,600	General Electric Capital Corporation	6.250%	N/A (5)	A+	1,737,280
6,500	General Electric Capital Corporation	7.125%	N/A (5)	A+	7,515,624
2,400	Groupe BPCE	3.300%	N/A (5)	BBB–	2,064,000
1,500	HSBC Bank PLC	0.688%	N/A (5)	A3	941,250
1,500	HSBC Bank PLC	0.600%	3/15/37	A3	948,000
2,800	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	4,207,000
1,500	HSBC Financial Capital Trust IX	5.911%	11/30/35	BBB	1,502,250
800	JPMorgan Chase & Company	5.150%	N/A (5)	BBB–	757,840
1,800	JPMorgan Chase Capital XXIII	1.277%	5/15/47	Baa2	1,421,100
1,100	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	1,146,750

36	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

600	Lloyd’s Banking Group PLC, 144A	6.657%	N/A (5)	Ba1	$675,000
2,500	Lloyd’s Banking Group PLC, 144A	6.413%	N/A (5)	Ba1	2,793,750
1,100	M&T Bank Corporation	6.375%	N/A (5)	Baa1	1,124,750
4,500	M&T Bank Corporation	6.875%	N/A (5)	Baa2	4,567,500
2,700	National Australia Bank, Reg S	8.000%	N/A (5)	Baa1	2,859,975
2,000	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	2,220,000
500	Societe Generale, 144A	7.875%	N/A (5)	BB+	507,750
1,200	Societe Generale, 144A	1.033%	N/A (5)	BB+	1,086,000
300	Societe Generale, Reg S	7.875%	N/A (5)	BB+	304,650
4,800	Standard Chartered PLC, 144A	7.014%	N/A (5)	Baa2	5,329,670
1,500	Wells Fargo & Company	7.980%	N/A (5)	BBB	1,625,625
	Total Banks				81,112,509

	Capital Markets – 5.0%

2,100	Charles Schwab Corporation	7.000%	N/A (5)	BBB	2,433,711
2,200	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	2,343,000
1,700	Credit Suisse Guernsey, Reg S	7.875%	2/24/41	BBB–	1,780,750
250	Goldman Sachs Group Inc.	5.700%	N/A (5)	Ba1	252,420
800	Macquarie PMI LLC, Reg S	8.375%	N/A (5)	Ba1	811,602
2,000	Morgan Stanley	5.550%	N/A (5)	Ba1	1,990,000
1,795	State Street Capital Trust IV	1.283%	6/15/37	A3	1,563,894
	Total Capital Markets				11,175,377

	Diversified Financial Services – 1.4%

2,200	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	2,761,660
500	Voya Financial Inc.	5.650%	5/15/53	Baa3	510,800
	Total Diversified Financial Services				3,272,460

	Electric Utilities – 1.5%

3,000	Electricite de France, 144A	5.250%	N/A (5)	A–	3,075,000
450	FPL Group Capital Inc.	6.650%	6/15/67	BBB	389,471
	Total Electric Utilities				3,464,471

	Industrial Conglomerates – 0.4%

900	General Electric Capital Trust I	6.375%	11/15/67	A+	964,359

	Insurance – 30.0%

2,100	Ace Capital Trust II	9.700%	4/01/30	A–	3,077,550
2,400	AG Insurance SA/NV, Reg S	6.750%	N/A (5)	BBB+	2,575,800
800	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	1,112,809
700	Allstate Corporation	5.750%	8/15/53	Baa1	731,500
3,200	American International Group, Inc.	8.175%	5/15/58	BBB	4,288,000
1,200	AXA SA	8.600%	12/15/30	A3	1,611,000
4,300	AXA SA, 144A	6.380%	N/A (5)	Baa1	4,568,750
3,200	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	2,976,000
1,250	Dai-Ichi Life Insurance Company Ltd, 144A	7.250%	N/A (5)	A–	1,453,125
400	Dai-Ichi Life Insurance Company Ltd, 144A	5.100%	N/A (5)	A–	417,000
1,850	Great West Life & Annuity Insurance Capital LP II, 144A	7.153%	5/16/46	A–	1,887,000
800	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	948,000
3,200	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	4,000,000
5,500	National Financial Services Inc.	6.750%	5/15/37	Baa2	5,769,500
300	Nippon Life Insurance Company, 144A	5.100%	10/16/44	A–	312,450
818	Oil Insurance Limited, 144A	3.263%	N/A (5)	Baa1	703,480
4,100	Prudential Financial Inc.	5.625%	6/15/43	BBB+	4,258,055
1,200	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,269,000
305	Prudential Financial Inc.	8.875%	6/15/38	BBB+	356,469
2,300	Prudential PLC, Reg S	7.750%	N/A (5)	A–	2,397,750
3,800	Prudential PLC, Reg S	6.500%	N/A (5)	A–	3,859,850

Nuveen Investments	37

JHP	Nuveen Quality Preferred Income Fund 3
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

5,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	$6,394,500
4,000	Sompo Japan Insurance, 144A	5.325%	3/28/73	A–	4,240,000
1,000	Sumitomo Life Insurance Company, 144A	6.500%	9/20/73	A3	1,123,750
300	Swiss Re Capital I, Reg S	6.854%	N/A (5)	A	307,800
2,200	Swiss Re Capital I, 144A	6.854%	N/A (5)	A	2,257,200
900	White Mountains Insurance Group, 144A	7.506%	N/A (5)	BB+	920,250
2,000	XLIT Limited	3.687%	N/A (5)	BBB–	1,686,875
2,154	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	2,213,236
	Total Insurance				67,716,699

	Machinery – 0.5%

1,050	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,124,813

	Multi-Utilities – 0.6%

500	Dominion Resources Inc.	7.500%	6/30/66	BBB	450,751
900	Dominion Resources Inc.	2.583%	9/30/66	BBB	808,544
	Total Multi-Utilities				1,259,295

	Road & Rail – 1.6%

3,185	Burlington Northern Santa Fe Funding Trust I	6.613%	12/15/55	BBB	3,599,050

	Wireless Telecommunication Services – 4.0%

7,260	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	8,986,518
	Total $1,000 Par (or similar) Institutional Preferred (cost $168,680,761)				182,675,551

Shares	Description (1), (7)				Value

	INVESTMENT COMPANIES – 1.2% (0.9% of Total Investments)

113,786	Blackrock Credit Allocation Income Trust IV				$1,415,498
75,864	John Hancock Preferred Income Fund III				1,294,240
	Total Investment Companies (cost $4,039,915)				2,709,738
	Total Long-Term Investments (cost $291,929,415)				311,675,269

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.7% (1.2% of Total Investments)

$3,935	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $3,934,567, collateralized by $3,475,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $4,017,969	0.000%	8/03/15		$3,934,567
	Total Short-Term Investments (cost $3,934,567)				3,934,567
	Total Investments (cost $295,863,982) – 139.8%				315,609,836
	Borrowings – (39.4)% (8), (9)				(89,000,000)
	Other Assets Less Liabilities – (0.4)% (10)				(922,219)
	Net Assets Applicable to Common Shares – 100%				$225,687,617

38	Nuveen Investments

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$25,638,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(278,795)
JPMorgan	25,638,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(379,534)
	$51,276,000							$(658,329)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowings Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $2,098,360.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Borrowings as a percentage of Total Investments is 28.2%.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $183,209,178 have been pledged as collateral for borrowings.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR- ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Assets and Liabilities	July 31, 2015

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Assets
Long-term investments, at value (cost $767,166,610, $1,524,525,101 and $291,929,415, respectively)	$815,768,458	$1,624,389,715	$311,675,269
Short-term investments, at value (cost approximates value)	13,998,041	16,042,377	3,934,567
Cash	3,928,125	—	—
Receivable for:
Dividends	706,345	1,180,129	227,477
Interest	5,644,427	13,316,676	2,118,961
Reclaims	—	115,065	—
Other assets	146,030	280,302	55,832
Total assets	840,191,426	1,655,324,264	318,012,106
Liabilities
Borrowings	235,000,000	465,800,000	89,000,000
Unrealized depreciation on interest rate swaps	1,735,490	3,449,668	658,329
Payable for:
Dividends	3,517,512	6,874,534	1,308,075
Investments purchased	8,927,145	3,249,632	999,804
Accrued expenses:
Interest on borrowings	13,533	26,825	5,125
Management fees	597,428	1,161,129	230,162
Trustees fees	135,581	261,389	51,699
Other	141,141	242,291	71,295
Total liabilities	250,067,830	481,065,468	92,324,489
Net assets applicable to common shares	$590,123,596	$1,174,258,796	$225,687,617
Common shares outstanding	64,658,447	120,393,013	23,670,657
Net asset value (“NAV”) per common share outstanding	$9.13	$9.75	$9.53
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$646,584	$1,203,930	$236,707
Paid-in surplus	882,069,020	1,688,438,242	328,993,560
Undistributed (Over-distribution of) net investment income	4,315,676	10,224,717	68,277
Accumulated net realized gain (loss)	(343,774,042)	(622,023,039)	(122,698,452)
Net unrealized appreciation (depreciation)	46,866,358	96,414,946	19,087,525
Net assets applicable to common shares	$590,123,596	$1,174,258,796	$225,687,617
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Operations	Year Ended July 31, 2015

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Investment Income
Dividends	$20,583,491	$39,775,855	$7,657,728
Interest	30,493,444	61,467,930	11,435,527
Other	357,863	709,423	135,354
Total investment income	51,434,798	101,953,208	19,228,609
Expenses
Management fees	7,107,970	13,819,076	2,735,599
Interest expense on borrowings	2,427,848	4,814,702	920,136
Custodian fees	121,708	220,466	59,502
Trustees fees	25,423	50,339	9,824
Professional fees	65,710	101,895	42,963
Shareholder reporting expenses	127,556	230,199	50,299
Shareholder servicing agent fees	4,310	5,799	1,188
Stock exchange listing fees	20,837	38,797	8,315
Investor relations expenses	29,543	65,507	14,854
Other	169,932	170,238	132,659
Total expenses before expense reimbursement	10,100,837	19,517,018	3,975,339
Expense reimbursement	(23,147)	(22,580)	(21,589)
Net expenses	10,077,690	19,494,438	3,953,750
Net investment income (loss)	41,357,108	82,458,770	15,274,859
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,656,299	2,886,183	1,323,244
Swaps	(1,138,627)	(2,270,269)	(433,027)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,190,317)	(10,869,655)	(513,153)
Swaps	(3,871,275)	(7,688,673)	(1,467,500)
Net realized and unrealized gain (loss)	(5,543,920)	(17,942,414)	(1,090,436)
Net increase (decrease) in net assets applicable to common shares from operations	$35,813,188	$64,516,356	$14,184,423

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$41,357,108	$42,049,375	$82,458,770	$83,475,956
Net realized gain (loss) from:
Investments	4,656,299	10,505,082	2,886,183	14,782,608
Swaps	(1,138,627)	(994,198)	(2,270,269)	(1,982,298)
Change in net unrealized appreciation (depreciation) of:
Investments	(5,190,317)	19,738,503	(10,869,655)	47,186,628
Swaps	(3,871,275)	(1,803,732)	(7,688,673)	(3,580,499)
Net increase (decrease) in net assets applicable to common shares from operations	35,813,188	69,495,030	64,516,356	139,882,395
Distribution to Common Shareholders
From net investment income	(47,621,727)	(42,723,139)	(87,983,215)	(79,459,391)
Decrease in net assets applicable to common shares from distributions to common shareholders	(47,621,727)	(42,723,139)	(87,983,215)	(79,459,391)
Capital Share Transactions
Cost of shares repurchased and retired	(39,800)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(39,800)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(11,848,339)	26,771,891	(23,466,859)	60,423,004
Net assets applicable to common shares at the beginning of period	601,971,935	575,200,044	1,197,725,655	1,137,302,651
Net assets applicable to common shares at the end of period	$590,123,596	$601,971,935	$1,174,258,796	$1,197,725,655
Undistributed (Over-distribution of) net investment income at the end of period	$4,315,676	$5,699,056	$10,224,717	$4,112,040

See accompanying notes to financial statements.

42	Nuveen Investments

	Quality Preferred Income 3 (JHP)
	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$15,274,859	$15,832,539
Net realized gain (loss) from:
Investments	1,323,244	5,587,132
Swaps	(433,027)	(378,100)
Change in net unrealized appreciation (depreciation) of:
Investments	(513,153)	6,589,379
Swaps	(1,467,500)	(683,453)
Net increase (decrease) in net assets applicable to common shares from operations	14,184,423	26,947,497
Distribution to Common Shareholders
From net investment income	(16,970,196)	(15,800,200)
Decrease in net assets applicable to common shares from distributions to common shareholders	(16,970,196)	(15,800,200)
Capital Share Transactions
Cost of common shares repurchased and retired	(334,909)	(156,050)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(334,909)	(156,050)
Net increase (decrease) in net assets applicable to common shares	(3,120,682)	10,991,247
Net assets applicable to common shares at the beginning of period	228,808,299	217,817,052
Net assets applicable to common shares at the end of period	$225,687,617	$228,808,299
Undistributed (Over-distribution of) net investment income at the end of period	$68,277	$532,891

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Cash Flows	Year Ended July 31, 2015

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$35,813,188	$64,516,356	$14,184,423
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(69,130,580)	(125,692,275)	(30,679,153)
Proceeds from sales and maturities of investments	76,534,399	127,674,007	31,678,577
Proceeds from (Purchases of) short-term investments, net	(7,893,744)	(2,725,742)	(368,301)
Proceeds from (Payments for) swap contracts, net	(1,138,627)	(2,270,269)	(433,027)
Proceeds from litigation settlement	1,290,343	2,580,777	747,757
Investment transaction adjustments, net	439,210	856,858	89,051
Taxes paid on undistributed capital gains	(46,179)	(131,578)	(50,087)
Amortization (Accretion) of premiums and discounts, net	34,130	(43,305)	(1,277)
(Increase) Decrease in:
Receivable for dividends	(74,673)	13,980	344
Receivable for interest	145,981	18,346	(27,413)
Receivable for investments sold	42,460	—	11,941
Other assets	(34,234)	(65,422)	(13,016)
(Increase) Decrease in:
Payable for investments purchased	8,927,145	3,249,632	999,804
Accrued interest on borrowings	512	977	183
Accrued management fees	(11,089)	(20,066)	(3,974)
Accrued Trustees fees	29,255	56,293	11,516
Accrued other expenses	(76,719)	(141,077)	(24,096)
Net realized gain (loss) from:
Investments	(4,656,299)	(2,886,183)	(1,323,244)
Swaps	1,138,627	2,270,269	433,027
Change in net unrealized appreciation (depreciation) of:
Investments	5,190,317	10,869,655	513,153
Swaps	3,871,275	7,688,673	1,467,500
Net cash provided by (used in) operating activities	50,394,698	85,819,906	17,213,688
Cash Flows from Financing Activities:
Proceeds from borrowings	1,000,000	1,800,000	—
Cash distributions paid to common shareholders	(47,426,773)	(87,619,906)	(16,878,779)
Cost of common shares repurchased and retired	(39,800)	—	(334,909)
Net cash provided by (used in) financing activities	(46,466,573)	(85,819,906)	(17,213,688)
Net Increase (Decrease) in Cash	3,928,125	—	—
Cash at the beginning of period	—	—	—
Cash at the end of period	$3,928,125	$—	$—

Supplemental Disclosure of Cash Flow Information	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,427,336	$4,813,725	$919,953

See accompanying notes to financial statements.

44	Nuveen Investments

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Nuveen Investments	45

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

Quality Preferred Income (JTP)
Year Ended 7/31:
2015	$9.31	$0.64	$(0.08)	$0.56	$(0.74)	$—	$—	$(0.74)	$—	*	$9.13	$8.10
2014	8.90	0.65	0.42	1.07	(0.66)	—	—	(0.66)	—		9.31	8.35
2013	8.62	0.65	0.23	0.88	(0.60)	—	—	(0.60)	—		8.90	7.98
2012	8.25	0.66	0.31	0.97	(0.60)	—	—	(0.60)	—		8.62	8.70
2011(f)	8.07	0.35	0.18	0.53	(0.35)	—	—	(0.35)	—		8.25	7.54
Year Ended 12/31:
2010	7.06	0.65	0.94	1.59	(0.58)	—	—	(0.58)	—		8.07	7.40

Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015	9.95	0.68	(0.15)	0.53	(0.73)	—	—	(0.73)	—		9.75	9.08
2014	9.45	0.69	0.47	1.16	(0.66)	—	—	(0.66)	—		9.95	8.92
2013	9.12	0.69	0.30	0.99	(0.66)	—	—	(0.66)	—		9.45	8.47
2012	8.77	0.69	0.32	1.01	(0.66)	—	—	(0.66)	—		9.12	9.34
2011(f)	8.64	0.37	0.15	0.52	(0.39)	—	—	(0.39)	—		8.77	8.07
Year Ended 12/31:
2010	7.67	0.69	0.93	1.62	(0.65)	—	—	(0.65)	—		8.64	7.90

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2010 and September 30, 2010, the Adviser is no longer reimbursing Quality Preferred Income (JTP) and Quality Preferred Income 2 (JPS), respectively, for any fees or expenses.

46	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

6.17%	5.95%	$590,124	1.69%		6.92%		1.69	%(e)	6.92	%(e)	9%
12.65	13.63	601,972	1.72		7.32		N/A		N/A		16
10.32	(1.78)	575,200	1.75		7.22		N/A		N/A		34
12.51	24.30	556,997	1.83		8.17		N/A		N/A		21
6.74	6.62	533,062	1.61	**	7.17	**	N/A		N/A		9

23.09	21.94	521,347	1.65		8.37		1.60%		8.42%		20

5.47%	10.35%	1,174,259	1.64		6.92		1.64	(e)	6.92	(e)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32
12.32	25.17	1,097,385	1.80		8.13		N/A		N/A		19
5.99	7.02	1,055,468	1.58	**	7.21	**	N/A		N/A		7

21.99	18.31	1,039,917	1.59		8.29		1.51		8.37		25

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income (JTP)
Year Ended 7/31:
2015	0.41%
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.38	**
Year Ended 12/31:
2010	0.41

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015	0.40%
2014	0.43
2013	0.47
2012	0.55
2011(f)	0.37	**
Year Ended 12/31:
2010	0.39

(e)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 Fund Shares, Common Share Equity Shelf Programs and Offering Costs.
(f)	For the seven months ended July 31, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015	$9.65	$0.65	$(0.05)	$0.60	$(0.72)	$—	$—	$(0.72)	$—	*	$9.53	$8.36
2014	9.18	0.67	0.47	1.14	(0.67)	—	—	(0.67)	—	*	9.65	8.43
2013	8.80	0.67	0.33	1.00	(0.62)	—	—	(0.62)	—		9.18	8.23
2012	8.48	0.66	0.28	0.94	(0.62)	—	—	(0.62)	—		8.80	8.85
2011(f)	8.37	0.36	0.11	0.47	(0.36)	—	—	(0.36)	—		8.48	7.70
Year Ended 12/31:
2010	7.45	0.65	0.89	1.54	(0.62)	—	—	(0.62)	—		8.37	7.74

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of December 31, 2010, the Adviser is no longer reimbursing Quality Preferred Income 3 (JHP), for any fees or expenses.

48	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

6.37%	7.82%	$225,688	1.75%		6.70%		1.74	%(e)	6.71	%(e)	10%
12.97	11.09	228,808	1.76		7.24		N/A		N/A		18
11.53	(0.30)	217,817	1.77		7.17		N/A		N/A		28
11.91	24.04	208,729	1.84		8.04		N/A		N/A		23
5.69	4.08	201,139	1.65	**	7.19	**	N/A		N/A		8

21.49	20.66	198,513	1.65		8.05		1.54		8.16		24

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015	0.40%
2014	0.43
2013	0.47
2012	0.54
2011(f)	0.37	**
Year Ended 12/31:
2010	0.38

(e)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as described in Note 4 Fund Shares, Common Share Equity Shelf Programs and Offering Costs.
(f)	For the seven months ended July 31, 2011.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Quality Preferred Income (JTP)
Year Ended 7/31:
2015	$235,000	$3,511
2014	234,000	3,573
2013	234,000	3,458
2012	217,000	3,567
2011(a)	154,875	4,442
Year Ended 12/31:
2010	154,875	4,366

Quality Preferred Income 2 (JPS)
Year Ended 7/31:
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570
2011(a)	308,800	4,418
Year Ended 12/31:
2010	300,000	4,466

Quality Preferred Income 3 (JHP)
Year Ended 7/31:
2015	89,000	3,536
2014	89,000	3,571
2013	89,000	3,447
2012	81,000	3,577
2011(a)	58,900	4,415
Year Ended 12/31:
2010	55,000	4,609

(a)	For the seven months ended July 31, 2011.

50	Nuveen Investments

See accompanying notes to financial statements.

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Quality Preferred Income Fund (JTP) (“Quality Preferred Income (JTP)”)

•	Nuveen Quality Preferred Income Fund 2 (JPS) (“Quality Preferred Income 2 (JPS)”)

•	Nuveen Quality Preferred Income Fund 3 (JHP) (“Quality Preferred Income 3 (JHP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) were organized as Massachusetts business trusts on April 24, 2002, June 24, 2002 and October 17, 2002, respectively.

The end of the reporting period for the Funds is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is high current income consistent with capital preservation. Each Fund’s secondary investment objective is to enhance portfolio value. Each Fund invests at least 80% of its net assets in preferred securities; up to 20% of its net assets in debt securities, including convertible debt securities and convertible preferred securities; and 100% of each Fund’s total assets in securities that, at the time of investment, are investment grade quality (BBB/Baa or better), which may include up to 10% in securities that are rated investment grade by at least one nationally recognized statistical rating organization.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding when-issued/delayed purchase commitments	$4,999,020	$3,249,632	$999,804

Nuveen Investments	51

Notes to Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Agreements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair value input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

52	Nuveen Investments

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	53

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality Preferred Income (JTP)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$7,548,441	$—		$—	$7,548,441
$25 Par (or similar) Retail Preferred	267,968,003	23,922,637	**	—	291,890,640
Corporate Bonds	—	38,346,745		—	38,346,745
$1,000 Par (or similar) Institutional Preferred	—	471,448,398		—	471,448,398
Investment Companies	6,534,234	—		—	6,534,234

Short-Term Investments:
Repurchase Agreements	—	13,998,041		—	13,998,041

Investments in Derivatives:
Interest Rate Swaps***	—	(1,735,490)		—	(1,735,490)
Total	$282,050,678	$545,980,331		$—	$828,031,009
Quality Preferred Income 2 (JPS)
Long-Term Investments*:
Convertible Preferred Securities	$5,126,073	$—		$—	$5,126,073
$25 Par (or similar) Retail Preferred	498,979,122	57,819,860	**	—	556,798,982
Corporate Bonds	—	81,959,570		—	81,959,570
$1,000 Par (or similar) Institutional Preferred	—	966,288,850		—	966,288,850
Investment Companies	14,216,240	—		—	14,216,240

Short-Term Investments:
Repurchase Agreements	—	16,042,377		—	16,042,377

Investments in Derivatives:
Interest Rate Swaps***	—	(3,449,668)		—	(3,449,668)
Total	$518,321,435	$1,118,660,989		$—	$1,636,982,424
Quality Preferred Income 3 (JHP)
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$100,467,490	$7,770,090	**	$—	$108,237,580
Corporate Bonds	—	18,052,400		—	18,052,400
$1,000 Par (or similar) Institutional Preferred	—	182,675,551		—	182,675,551
Investment Companies	2,709,738	—		—	2,709,738

Short-Term Investments:
Repurchase Agreements	—	3,934,567		—	3,934,567

Investments in Derivatives:
Interest Rate Swaps***	—	(658,329)		—	(658,329)
Total	$103,177,228	$211,774,279		$—	$314,951,507
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

54	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

Quality Preferred Income (JTP)	Value	% of Total Investments
Country:
United Kingdom	$92,288,937	11.1%
Netherlands	46,256,546	5.6
Japan	30,514,397	3.7
Switzerland	29,279,725	3.5
Other	96,697,309	11.7
Total non-U.S. securities	$295,036,914	35.6%
Quality Preferred Income 2 (JPS)
Country:
United Kingdom	$156,286,379	9.5%
Netherlands	113,780,971	6.9
Switzerland	68,567,118	4.2
Japan	63,585,214	3.9
Other	190,788,997	11.6
Total non-U.S. securities	$593,008,679	36.1%
Quality Preferred Income 3 (JHP)
Country:
United Kingdom	$41,398,488	13.1%
Netherlands	17,304,569	5.5
France	13,735,911	4.4
Australia	11,063,947	3.5
Other	35,906,335	11.3
Total non-U.S. securities	$119,409,250	37.8%

Nuveen Investments	55

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Quality Preferred Income (JTP)	Fixed Income Clearing Corporation	$13,998,041	$(13,998,041)	$—
Quality Preferred Income 2 (JPS)	Fixed Income Clearing Corporation	16,042,377	(16,042,377)	—
Quality Preferred Income 3 (JHP)	Fixed Income Clearing Corporation	3,934,567	(3,934,567)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations

56	Nuveen Investments

under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During current fiscal period, each Fund continued to use interest swap contracts to partially hedge the interest cost of leverage, which each Fund employs through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average notional amount of interest rate swap contracts outstanding*	$150,661,500	$299,568,000	$57,166,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Quality Preferred Income (JTP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,735,490)
Quality Preferred Income 2 (JPS)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(3,449,668)
Quality Preferred Income 3 (JHP)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(658,329)

Nuveen Investments	57

Notes to Financial Statements (continued)

The following table presents the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Quality Preferred Income (JTP)	JPMorgan	$—	$(1,735,490)	$—	$(1,735,490)	$1,306,459	$(429,031)
Quality Preferred Income 2 (JPS)	JPMorgan	$—	$(3,449,668)	$—	$(3,449,668)	$3,137,974	$(311,694)
Quality Preferred Income 3 (JHP)	JPMorgan	$—	$(658,329)	$—	$(658,329)	$594,042	$(64,287)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Quality Preferred Income Fund (JTP)	Interest rate	Swaps	$(1,138,627)	$(3,871,275)
Quality Preferred Income Fund 2 (JPS)	Interest rate	Swaps	(2,270,269)	(7,688,673)
Quality Preferred Income Fund 3 (JHP)	Interest rate	Swaps	(433,027)	(1,467,500)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue an additional 6.4 million, 12.0 million and 2.3 million common shares, respectively, through their equity shelf programs (“Shelf Offering”), which are not yet effective.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Costs incurred by the Funds in connection with their initial Shelf Offering will be recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such shares and will be recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and will be recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

58	Nuveen Investments

During the current fiscal period, the Funds did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed the Funds for half of the costs incurred in connection with the Shelf Offerings, which is recognized as “Expense reimbursement” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	Quality Preferred Income (JTP)		Quality Preferred Income 2 (JPS)		Quality Preferred Income 3 (JHP)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares repurchased and retired	(5,000)	—	—	—	(40,000)	(20,000)
Weighted average:
Price per common share repurchased and retired	$7.94	$—	$—	$—	$8.35	$7.78
Discount per common share repurchased and retired	13.98%	—%	—%	—%	12.95%	13.58%

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Purchases	$69,130,580	$125,692,275	$30,679,153
Sales and maturities	76,534,399	127,674,007	31,678,577

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Cost of investments	$786,809,651	$1,553,047,095	$297,807,519
Gross unrealized:
Appreciation	$55,285,764	$114,696,167	$22,244,906
Depreciation	(12,328,916)	(27,311,170)	(4,442,589)
Net unrealized appreciation (depreciation) of investments	$42,956,848	$87,384,997	$17,802,317

Nuveen Investments	59

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, bond premium amortization adjustments, complex securities character adjustments and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Paid-in-surplus	$(46,180)	$(131,578)	$(50,088)
Undistributed (Over-distribution of) net investment income	4,881,238	11,637,122	1,230,723
Accumulated net realized gain (loss)	(4,835,058)	(11,505,544)	(1,180,635)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Undistributed net ordinary income[1]	$8,250,470	$16,984,928	$2,050,872
Undistributed net long-term capital gains	—	—	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015, paid on August 3, 2015.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$47,428,011	$87,622,036	$16,877,593
Distributions from net long-term capital gains	—	—	—

2014	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Distributions from net ordinary income[2]	$42,593,812	$79,459,391	$15,801,240
Distributions from net long-term capital gains	—	—	—
[2] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Expiration:
July 31,2017	$170,727,594	$277,312,489	$74,350,645
July 31,2018	164,307,763	317,825,546	47,045,512
July 31,2019	3,371,042	10,696,373	15,796
Not subject to expiration	—	—	—
Total	$338,406,399	$605,834,408	$121,411,953

60	Nuveen Investments

During the Funds’ tax year ended July 31, 2015, the Funds utilized capital loss carryforwards as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Utilized capital loss carryforwards	$2,246,925	$653,484	$326,886

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)
Post-October capital losses[3]	$101,223	$3,486,430
Late-year ordinary losses[4]	—	—

[3]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Spectrum is compensated for its services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Funds. During the current fiscal period, Quality Preferred Income (JTP), Quality Preferred Income 2 (JPS) and Quality Preferred Income 3 (JHP) paid Spectrum commissions of $31,626, $44,172 and $14,096, respectively.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7000%
For the next $500 million	0.6750
For the next $500 million	0.6500
For the next $500 million	0.6250
For managed assets over $2 billion	0.6000

Nuveen Investments	61

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2015, the complex-level fee rate for the Funds was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Each Fund has entered into a prime brokerage facility (“Borrowings”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Maximum commitment amount	$235,000,000	$467,000,000	$89,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Outstanding borrowings	$235,000,000	$465,800,000	$89,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Average daily balance outstanding	$234,767,123	$465,375,890	$89,000,000
Average annual interest rate	1.02%	1.02%	1.02%

62	Nuveen Investments

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”). Interest is charged on these Borrowings for each Fund at the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, the Funds are only charged the 0.50% per annum undrawn fee if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on each Fund’s borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if each Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, each Fund had Hypothecated Securities as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Hypothecated Securities	$3,679,580	$113,580,066	$2,098,360

The Funds earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund are as follows:

	Quality Preferred Income (JTP)	Quality Preferred Income 2 (JPS)	Quality Preferred Income 3 (JHP)
Rehypothecation Fees	$357,863	$709,423	$135,354

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

Nuveen Investments	63

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, Rl 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JTP	JPS	JHP
Common shares repurchased	5,000	—	40,000
Distribution Information

Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JTP	JPS	JHP
% QDI	38%	41%	37%
% DRD	11%	11%	11%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2015:

	JTP	JPS	JHP
% of Interest-Related Dividends	31.10%	32.54%	34.83%

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

64	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Blended Benchmark (Comparative Index): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Stock Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments	65

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

66	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Spectrum Asset Management, Inc. (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

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In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Quality Preferred Income Fund (the “Preferred Income Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the three-year period and second quartile in the one- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Quality Preferred Income Fund 2 (the “Preferred Income Fund 2”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

For Nuveen Quality Preferred Income Fund 3 (the “Preferred Income Fund 3”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods, and outperformed its benchmark in the one-, three- and five-year periods.

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Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Preferred Income Fund 3 had a net management fee higher than its peer average and a net expense ratio slightly higher than its peer average, (with the slightly higher relative net expense ratio generally due to an increase in the Fund’s leverage ratio due to falling asset prices), and the Preferred Income Fund and the Preferred Income Fund 2 each had a net management fee that was higher than the peer average and a net expense ratio that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an unaffiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

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In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

The Independent Board Members considered the pricing schedule that the Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rates paid to the Sub-Adviser for its sub-advisory services were reasonable in relation to the fees of other clients. The Independent Board Members also noted that such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board

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Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members considered information regarding the profitability of the Sub-Adviser in providing services to the Nuveen funds. In this regard, the Independent Board Members considered the Sub-Adviser’s revenues, expenses and profitability margins (pre- and after-tax) for its advisory activities with the Nuveen funds for the calendar years ending 2013 and 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

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E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. The Board noted that the Sub-Adviser does not direct Fund trades through non-affiliated broker-dealers and therefore had not provided any Fund brokerage to broker-dealers in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacted client business, but it had no arrangements with these firms. The Sub-Adviser also served as its own broker for portfolio transactions for the Funds and therefore may receive some indirect compensation.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		194

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		194

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		194

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		194

Nuveen Investments	75

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		194

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		194

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I		194

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		194

76	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ THOMAS S. SCHREIER, JR.(2)

Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).

1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		195

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		88

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015) previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		195

Nuveen Investments	77

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		195

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		195

■ SHERRI A. HLAVACEK

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		195

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		195

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		195

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		195

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		195

78	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		195

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	79

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-B-0715D        10413-INV-Y-09/16

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Declaration of Trust of Registrant, dated June 24, 2002.(1)

(2)	Amended and Restated By-Laws of Registrant, dated November 18, 2009.(2)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated October 1, 2014 is filed herewith.

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015 is filed herewith.

(6)(c)	Investment Sub-Advisory Agreement, dated October 1, 2014 is filed herewith.

(6)(d)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015 is filed herewith.

(7)	Not applicable.

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015 is filed herewith.

(9)(b)	Appendix A to Custodian Agreement, dated September 28, 2015 is filed herewith.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(2)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated July 15, 2015 is filed herewith.

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Forms of Proxy is filed herein and appears following the Joint Proxy Statement/Prospectus constituting Part A of the Registration Statement.

*	To be filed by amendment.
(1)	Filed on July 1, 2002 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-91678) and incorporated by reference herein.
(2)	Filed on October 29, 2012 as an exhibit to the Registrant’s Registration Statement on Form N-2 (File No. 333-184645) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 3rd day of November, 2015.

NUVEEN QUALITY PREFERRED INCOME FUND 2

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		November 3, 2015

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		November 3, 2015

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Jack B. Evans*	Trustee	)
		)	By: /s/ Gifford R. Zimmerman
William C. Hunter*	Trustee	)	Gifford R. Zimmerman
		)	Attorney-in-Fact
David J. Kundert*	Trustee	)	November 3, 2015
)
John K. Nelson*	Trustee	)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Virginia L. Stringer*	Trustee	)
)
Terence J. Toth*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(6)(a)	Investment Management Agreement, dated October 1, 2014

(6)(b)	Renewal of Investment Management Agreement, dated July 28, 2015

(6)(c)	Investment Sub-Advisory Agreement, dated October 1, 2014

(6)(d)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 28, 2015

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated July 15, 2015.

(9)(b)	Appendix A to Custodian Agreement, dated September 28, 2015.

13(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated July 15, 2015.

(14)	Consent of Independent Auditor

(16)	Powers of Attorney